UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2015

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

Annual report

March 31, 2015

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectus, which may be obtained by visiting optimummutualfunds.com or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Investments in Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Funds, the repayment of capital from the Funds, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of March 31, 2015, and subject to change for events occurring after such a date. Holdings are as of the date indicated and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Funds’ distributor, Delaware Distributors, L. P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2015 Delaware Management Holdings, Inc.

Portfolio management reviews

Optimum Fixed Income Fund

April 7, 2015

Performance review (for the year ended March 31, 2015)
Optimum Fixed Income Fund (Class A shares)	1-year return	+4.21%
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+4.47%
Barclays U.S. Aggregate Index (benchmark)	1-year return	+5.72%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 16.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market overview

Risk appetite returned through much of the Fund’s fiscal year. Generally, global equity markets posted gains and bonds rallied as central banks remained accommodative.

The U.S. job gains stabilized, economic growth was robust, and consumer confidence rose. With inflation low, the U.S. Federal Reserve continued its dovish bias, reaffirming that the fed funds rate would remain near zero for a “considerable time” after the end of its quantitative easing (QE) program. As QE came to an end in October 2014, the U.S. dollar quickly strengthened and oil prices fell sharply, causing speculation that Fed rate hikes would be delayed further. By the first quarter of 2015, however, improving economic conditions signaled that the Fed seemed to remain on track to raise rates in the summer or fall of 2015.

The European Central Bank (ECB) rolled out a series of easing measures, including a negative rate on deposits, a policy rate cut, and targeted long-term refinancing to spur business lending. Euro-zone growth weakened, German business confidence fell, and geopolitical tensions created uncertainty. Inflationary expectations fell, feeding expectations for a full-scale QE. In January 2015, 14 central banks eased policies, but the ECB took center stage as it unveiled its plan to deploy quantitative easing. While markets largely expected the move, the program exceeded expectations in terms of its size, pace, and open-ended design.

Emerging markets experienced episodes of heightened volatility and weakness. Geopolitical headlines and country-specific events drove markets. Sanctions against Russia and a sharp decline in oil prices caused the ruble to tumble, forcing the Russian central bank to raise rates to 17% as of December 2014.

Source: Bloomberg

Fund performance

For the fiscal year, Optimum Fixed Income Fund underperformed its benchmark index, the Barclays U.S. Aggregate Index. In particular, DMC’s diversified floating-rate component and PIMCO’s low duration component both detracted from the Fund’s overall performance versus the Fund’s benchmark index. The following remarks describe factors that affected performance within the Fund’s respective portions.

DMC

Note: The portfolio-level discussion presented below appears in two sections. The first section covers DMC’s portion of the Fund that focused on a multisector strategy, while the second section covers its portion of the Fund that focused on a short duration strategy.

Intermediate-term component

For the year ended March 31, 2015, DMC’s fixed-rate, intermediate-term portion of Optimum Fixed Income Fund underperformed the Fund’s benchmark, the Barclays U.S. Aggregate Index.

The U.S. Treasury sector had strong gains, and longer-maturity instruments performed better than short maturities as the yield curve flattened. The Fed’s tapering of bond purchases tightened monetary conditions, and inflation remained benign. DMC’s portion of the Fund had low allocations to this sector in an attempt to capture extra income in the credit sectors. The fixed-rate portfolio had an average exposure of 8% to U.S. Treasury investments in the first quarter of 2015. The portfolio’s significant underweight to Treasurys detracted from relative performance for the year. This was offset partially by the use of U.S. Treasury futures to balance yield curve exposure and add some duration.

DMC’s most successful strategies were in its investment grade corporate bond exposure, which returned 8.15%, outpacing the 6.74% return of corporate bonds in the Barclays benchmark index. High-quality corporate bonds represented DMC’s largest exposure within this component of the Fund, at 35%. The financial services sector contained some of the leading performers, as bank credits outperformed index returns.

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Portfolio management reviews

Optimum Fixed Income Fund

DMC’s mortgage position (19% of this component of the Fund) produced mixed results. Although its security selection outperformed the index, its underweight allocation (10 percentage points less than the index) slightly detracted from performance. DMC’s investments in commercial mortgage-backed securities (CMBS), although only a 3% exposure, added to relative returns.

High yield bond investments were a drag on results, as this segment had a return of 0.52% for the period — below that of the benchmark sector’s 1.98% return.

Energy sector bonds also detracted 43 basis points from the Fund’s relative performance for the period as oil prices declined significantly in the second half of 2014. (One basis point is a hundredth of a percentage point.) DMC held several shale-drilling names and water-drilling service names that were adversely affected.

Emerging market investments accounted for 8% of DMC’s intermediate-term portion of the Fund and returned 2.35%. Significant moves in both currencies and commodities prices challenged emerging markets. DMC’s U.S. dollar–denominated (USD) sovereign investments did well, but results in USD corporate investments, and in local currency exposures disappointed. Additionally, investments in developed-market international bonds took 3 basis points away from index returns, as surprisingly good payroll numbers continued to boost the U.S. dollar versus many developed-market currencies.

DMC employed derivatives in the intermediate-term strategy. In addition to the U.S. Treasury futures mentioned earlier, it hedged currency losses with strict stop-loss mitigation tactics. Total currency hedging in the intermediate-term portfolio clawed back 17 basis points from the index deficit.

Diversified floating-rate component

In managing its diversified floating-rate portion of the Fund’s assets, DMC principally invests in a diversified group of floating-rate securities. During the fiscal year, those assets made up about 5% of the total DMC-managed assets within the Fund.

The diversified floating-rate component of DMC’s portion of the Fund outperformed the London interbank offered rate (Libor) — DMC’s internal benchmark for this component — and returned 0.80%. During the 12-month period, DMC’s primary objective was to maintain a duration of about three months within its diversified floating-rate segment.

Investment grade credit represented the largest segment (averaging more than half) of this portion of the Fund. An 18% exposure to financials returned 0.86%, contributing 26 basis points to performance. Industrials were the largest sector exposure within high-grade credit but underperformed the benchmark. Utilities and noncorporate positions contributed little to overall performance.

Emerging markets, with a 3% weighting within this component, detracted from performance, due largely to security selection.

Performance was mixed for assets rated below investment grade. The Fund benefited from having 30% exposure to bank loans, which returned 1.41%. However, exposure to the energy sector broadly detracted from results.

On average, DMC maintained a 5% exposure to AAA-rated asset-backed securities within this component, which help provide liquidity and risk management flexibility. This holding outperformed Libor with a 0.41% total return.

DMC used interest rate swaps in the diversified floating-rate strategy to hedge its allocation to fixed-rate bonds. These positions declined in value as rates fell.

Overall, the use of derivatives in DMC’s portion of the Fund had a slight negative effect on overall performance but was not material. It is worth noting that the use of derivatives in the diversified floating-rate component was used to hedge fixed-rate bonds.

PIMCO

Note: The portfolio-level discussion presented below appears in two sections. The first section covers PIMCO’s portion of the Fund that focused on an intermediate-term strategy, while the second section covers its portion of the Fund that focused on a low duration strategy.

Intermediate-term component

The intermediate-term component of PIMCO’s portion of the Fund returned 6.28% (before fees), outperforming its benchmark, the Barclays U.S. Aggregate Index by 56 basis points for the Fund’s fiscal year. An underweight to U.S. duration detracted from performance, as yields on U.S. Treasurys generally fell. Additionally, yield curve positioning with an underweight to longer-dated Treasurys hurt performance, as intermediate and long rates fell the most.

Overall spread sector strategies added to returns during the 12-month period. An average underweight to agency mortgage-backed securities (MBS) modestly detracted from returns. However, positive security selection within agency collateralized mortgage obligations (CMOs) more than offset this. An allocation to nonagency MBS was positive for returns, as the sector benefited from strong demand and limited supply. An underweight to investment grade credit and security selection within high yield financials and industrials was positive for performance. Holdings of Treasury inflation-protected securities (TIPS) detracted from performance, as break-even levels tightened. Lastly, a long U.S. dollar bias versus the euro and Japanese yen helped performance, as these currencies depreciated relative to the U.S. dollar.

Low duration component

The low duration component of PIMCO’s portion of the Fund returned 2.08% (before fees), outperforming PIMCO’s internal benchmark, the BofA Merrill Lynch
1–3 Year U.S. Treasury Index by 1.08% for the Fund’s fiscal year. An underweight to U.S. duration detracted from performance, as yields on U.S. Treasurys generally fell. However, yield curve positioning more than offset the underweight position. In this portion of the Fund, PIMCO concentrated its underweight on the short end of the yield curve, where rates rose, and had an allocation to intermediate rates, where yields fell. Short exposure to core European rates detracted from returns, as yields fell in this region.

Overall spread sector strategies contributed to returns during the fiscal year. An allocation to nonagency MBS helped, as the sector benefited from strong demand and limited supply. Exposure to investment grade credit was negative, as the sector underperformed, but this was more than offset by positive security selection within financials and industrials. Exposure to U.S. dollar–denominated Brazilian debt within the energy sector detracted from performance since declining oil prices hurt this sector. Lastly, a long dollar bias versus the euro and yen boosted performance, as these currencies depreciated relative to the dollar.

Currency forwards held within PIMCO’s intermediate-term and low duration portions of the Fund had a positive material effect on performance. PIMCO used currency forwards to short the euro and yen, which depreciated against the U.S. dollar during the fiscal year. Its use of money market and government futures, interest rate swaps, and credit default swaps did not have a material impact on performance, nor did the use of options and interest rate swaps.

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Portfolio management reviews

Optimum International Fund

April 7, 2015

Performance review (for the year ended March 31, 2015)
Optimum International Fund (Class A shares)	1-year return	– 6.25%
Optimum International Fund (Institutional Class shares)	1-year return	– 6.04%
MSCI EAFE Index (gross) (benchmark)	1-year return	– 0.48%
MSCI EAFE Index (net) (benchmark)	1-year return	– 0.92%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 19.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)

EARNEST Partners LLC (EARNEST)

The Board of Trustees of the Fund approved the appointment of Acadian Asset Management LLC (“Acadian”) as a sub-advisor to the Fund during the fiscal year. Acadian replaced BlackRock Advisors, LLC (“BlackRock”) as a sub-advisor to Optimum International Fund. Please see the supplement to the Fund’s prospectus, dated Dec. 22, 2014, for more information.

Market overview

The fiscal year ended March 31, 2015, was a tough one for international markets and investors. Economies worldwide were buffeted by cross currents that were difficult to navigate. The fiscal year began with a profound rotation from growth into value and also featured a major strengthening of the U.S. dollar, a historic drop in oil prices, increased geopolitical tensions in Ukraine and the Middle East, and the continued focus on the divergent central bank policies in different markets as a key driver of results.

Through the end of 2014, weak European economic data, more dovish commentary from the European Central Bank and the Bank of Japan, and continued expectations for monetary tightening by the U.S. Federal Reserve drove the U.S. dollar higher. At the same time, the drop in oil prices exacerbated the already-tenuous deflationary environments in both Europe and Japan.

However, by the beginning of 2015, a nascent recovery emerged in Europe, particularly in Germany, as the effects of lower oil prices, the euro’s drop, and quantitative easing combined to provide an inflection point.

A similar phenomenon occurred in Japan where the yen weakened 15% over the fiscal year relative to the dollar. Exports ranging from semiconductors to pick-up trucks increased. Strong corporate earnings from the nation’s exporters and fourth-quarter gross domestic product recovery (following two quarters of contraction) benefited Japanese equities.

Emerging markets remained mixed. Chinese equities continued to rise even as signs of slowing mounted. There were signs of trouble in Brazil, Russia, India, China, and South Africa (BRICS) and, in general, emerging markets underperformed their developed — market counterparts.

Source: Bloomberg

Fund performance

Optimum International Fund declined in a tough year for international equities, and trailed its benchmark, the MSCI EAFE (Europe, Australia, Far East) Index, which also declined. In Acadian’s case, an underweight in financial services was a detractor. EARNEST underperformed in the energy sector; its underweight to Japan was also a detractor. For BlackRock, stock selection in industrials and financials detracted from performance within its portion of the Fund.

Acadian

Acadian managed its portion of the Fund from Jan. 26, 2015 to March 31, 2015. During this period, Acadian outperformed the MSCI EAFE Index.

On a sector level, Acadian added value via its overweight position in information technology. During the fiscal period, many technology companies reported earnings that exceeded consensus estimates and returned money to investors in the form of dividends and share repurchases. Acadian’s underweight position in energy was also a contributor, as slumping oil prices and a stronger U.S. dollar hurt the sector.

Financial services was the only notable performance detractor from Acadian’s portion of the Fund during the fiscal period. Acadian maintained an underweight position in this sector and, subsequently, underperformed when several financial institutions received approval from the Fed in March 2015 to initiate stock buy-back programs and raise dividends — developments that seemed to provide a boost to overall sector performance.

In security selection, two holdings that contributed to Acadian’s portion of the Fund were Delhaize Group and Alps Electric. Shares of Delhaize Group advanced after the Belgian supermarket operator reported solid fourth-quarter results, including double-digit sales growth at its Hannaford and Food Lion chains. Meanwhile, shares of Alps Electric rallied after Morgan Stanley upgraded its rating for the Japanese electronics manufacturer to “overweight” from “equal weight.”

In contrast, two holdings that detracted from performance within Acadian’s portion of the Fund were Deutsche Lufthansa and Hindustan Unilever. Shares of Deutsche Lufthansa dropped after the German air carrier suspended its 2014 dividend. The company cited several factors, including poor full-year earnings brought on by the sale of the company’s information technology unit, an increase in pension liabilities, and fuel-hedging provisions. In India, shares of Hindustan Unilever retreated after this leading provider of consumer goods reported a fiscal third quarter net loss.

BlackRock

During the period that BlackRock was a sub-advisor to the Fund, its portion of the Fund posted a negative return and underperformed the benchmark. Stock selection in the financials and industrials sectors was the main detractor. An overweight allocation and good stock selection in the healthcare sector helped dampen losses. Holdings in the information technology sector also outperformed.

Within the financials sector, BlackRock’s holdings in the real estate services sub-industry led detractors due to its position in U. K.-based Foxtons Group. A steep decline in prices and volumes in the London property market negatively affected this residential real estate company.

BlackRock’s security selection in the industrials sector also detracted from relative returns, led by a position in Osram Licht. Based in Germany, Osram is one of the world’s two leading lighting product manufacturers. The stock sold off over the fiscal period, ignited by poor operational execution, decreased capital expenditures, and excessive cost cutting.

On the plus side, BlackRock’s overweight allocation and stock selection in the healthcare sector contributed to its portion of the Fund. BlackRock consistently focuses on companies that have positioned themselves to benefit from innovation, mergers-and-acquisitions activity, and healthcare reform. More specifically, positioning in the pharmaceuticals subindustry led to gains for the sector, driven by a holding in Novartis. Based in Basel, Switzerland, Novartis is one of the elite innovators in the pharmaceutical industry, and BlackRock’s portion of the Fund benefited from Novartis’ strong pipeline of drugs for the treatment of psoriasis, heart failure, and respiratory-related illnesses. BlackRock’s security selection in information technology also contributed to gains, led by holdings in the internet software and services subindustry. Baidu, a Chinese developer of search engines and related products, was a strong performer. Baidu traded significantly higher after reporting exponential growth above expectations, resulting from widening profit margins and continued demand for internet search engines in China.

The use of derivatives in BlackRock’s portion of the Fund was small during the period, but deliberate in risk management decisions. Derivatives were used in the form of forward currency transactions to hedge currency exposure of its holdings back to the exposure of the benchmark but they had little effect on performance.

EARNEST

During the period, EARNEST’s portion of the Fund posted a negative return, trailing the MSCI EAFE Index.

EARNEST’s underperformance stemmed largely from its overweight to the energy sector. The spot price of oil fell more than 50% over the last nine months of the period (from approximately $100 to $50 a barrel). EARNEST’s allocation was a headwind as its portion of the Fund had twice the weighting to energy than the benchmark (13% versus 6.5%). Additionally, EARNEST’s Japanese holdings trailed, and its underweight to Japan also detracted as the Nikkei Index was up more than 10% for the period.

The industrials and healthcare sectors were the largest contributors to EARNEST’s portion of the Fund during the fiscal year, primarily due to stock selection. That said, one of EARNEST’s strongest performers was a financial services company. ICICI Bank is India’s largest private-sector bank by assets. The company reported strong net profits, driven by strength in its retail franchise, which saw loan growth of 25% at the end of 2014. ICICI has also been able to maintain its asset quality. This was an area of concern for the market in 2013 as investors had expected loan quality to deteriorate in light of India’s macroeconomic problems. ICICI’s notable customer service, however, fostered continued growth, and shares were up more than 20% for the period.

ICON is a global contract research organization, with headquarters in Ireland. The company provides outsourced phase I-IV clinical trial management and laboratory services for pharmaceutical and biotech companies. Outsourcing is a growing trend, and pharmaceutical companies are consolidating their relationships with fewer strategic partners. As such, ICON has seen steady earnings growth in excess of expectations. Shares rose close to 50% during the fiscal year.

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Portfolio management reviews

Optimum International Fund

As noted earlier, investments in Japan and in the energy sector were the largest detractors during the fiscal year. Hitachi is the well-known Japanese conglomerate with a diversified revenue stream ranging from thermal power systems, water recycling systems, and electronic materials, to automotive components, telecom services, and home appliances. During the most recent quarter, management reported revenues in excess of expectations; however, operating profits disappointed, despite being above management’s guidance. The stock was down more than 5% for the fiscal year. Statoil is one of the world’s largest oil and gas companies and is the largest oil producer in its home country of Norway. The stock fell more than 30% during the fiscal year, driven by an approximately 50% decline in Brent oil prices. However, Statoil withstood the fall in oil price due to investor appreciation of Statoil’s focus on generating free cash flow and improving its return on invested capital.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Large Cap Growth Fund

April 7, 2015

Performance review (for the year ended March 31, 2015)
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+17.27%
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+17.55%
Russell 1000® Growth Index (benchmark)	1-year return	+16.09%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 22.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Fred Alger Management, Inc. (Alger)

T. Rowe Price Associates, Inc. (T. Rowe Price)

Market overview

U.S. stock market indices posted strong gains during the fiscal year ended March 31, 2015, as the global economy continued to gradually improve. Major market indices climbed to record highs during the period with large- and mid-cap stocks outperforming small-caps. As measured by Russell indices, growth stocks outperformed value across all market capitalizations. In the United States, an accommodative U.S. Federal Reserve kept interest rates at historically low levels even as continued employment gains, lower energy prices, and steady economic growth raised investor expectations for an interest rate increase.

Europe continued to show signs of stabilization, and as the fiscal year progressed, increasing economic strength in Germany and the United Kingdom spread to other European countries. Lower interest rates, a weakening euro that helped European export markets, and the European Central Bank’s aggressive quantitative-easing program supported this stabilization. Japan, China, and many Southeast Asian emerging markets continued to experience reasonably positive gross domestic product growth due in part to lower energy prices, Japan’s own quantitative-easing program, and China’s steady bank effort to restore liquidity. Amid this slow-but-steady progression of global economic growth, corporate profits generally continued to strengthen.

The strong market environment was also supported by an increase in global merger and acquisition activity, shareholder activism, attractive equity valuations, and a strengthening U.S. dollar that helped drive down commodity costs and shore up consumer income.

Source: Bloomberg

Fund performance

Optimum Large Cap Growth Fund delivered positive double-digit returns for the fiscal year, outperforming its benchmark. Sector allocation was the primary contributor to performance within the portions of the Fund managed by Alger and T. Rowe Price. Stock selection was a secondary but still significant factor during the fiscal year. The healthcare sector was the most significant contributor in both Alger’s and T. Rowe Price’s portions of the Fund. Also within Alger’s portion of the Fund, the information technology sector was a leading contributor while industrials and financials detracted. T. Rowe Price’s portion of the Fund saw a significant contribution from industrials; its detractors included information technology and consumer discretionary sectors.

Alger

With its strategy of investing in companies undergoing “positive dynamic change, “ Alger seeks what it views as high-quality, domestic growth stocks that can potentially generate strong earnings growth and free cash flow.

An overweight in the healthcare sector was a strong contributor to performance in Alger’s portion of the Fund, as its holdings in the sector outperformed the healthcare companies in the benchmark index. Many of Alger’s favored companies in this sector posted strong earnings increases, raised dividends to shareholders, generated strong levels of free cash flow, and authorized substantial share repurchase programs. Additionally, several of the healthcare companies in Alger’s portion of the Fund achieved advancements in drug trials and regulatory approvals. Another significant contributor to performance was Alger’s overweight in information technology, as these companies within its portion of the Fund on average gained more than 25% for the fiscal year.

In the industrials sector, Alger’s underweight allocation was largely responsible for its underperformance in the sector. In financials, an overweight versus the benchmark, combined with weak stock selection, detracted from performance in Alger’s portion of the Fund.

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Portfolio management reviews

Optimum Large Cap Growth Fund

At the individual security level, Actavis was a leading contributor to overall results in Alger’s portion of the Fund. Actavis manufactures and distributes generic pharmaceuticals and branded pharmaceutical products focused on urology, nephrology, and women’s health globally. The shares gained more than 45% during the Fund’s fiscal year. The company is a leading global generic pharmaceutical company with one of the industry’s most profitable and sustainable generic pipelines that includes many first-to-file and difficult-to-manufacture drugs. Actavis also is aggressive with patent challenges, has what Alger believes is a leading management team, and appears positioned to cut costs across the company, allowing for greater merger-and-acquisition and pipeline investment.

NXP Semiconductors was another notable contributor to Alger’s portion of the Fund, which gained more than 65% during the fiscal year. NXP Semiconductors is one of the leading suppliers of motion co-processors and the near field communication (NFC) controller chip used in mobile payment systems. The company has benefited from the growth in mobile adoption and usage. A key driver has been its proprietary hardware and customized software capabilities, in addition to its product innovation.

The largest relative detractor in Alger’s portion of the Fund was industrials company Precision Castparts. The company manufactures and sells metal components and products used for aircraft engines, industrial gas turbine engines, medical implants, aerial vehicles, and other industrial applications. Although the company did not execute effectively over the last 12 months, Alger remains positive given the company’s growth prospects and management team. Alger’s average allocation to the stock was overweight the benchmark index, which seemed to magnify the effect of the company’s underperformance.

Within the financials sector, Carlyle Group detracted from performance in Alger’s portion of the Fund as the shares declined sharply in the fourth quarter of 2014. Slowed earnings growth and consequently, significant outflows in assets under management, were to blame. Overall, Alger remains positive on the company and the sector and believes that relative valuations are attractive.

T. Rowe Price

T. Rowe Price’s portion of the Fund contributed to Fund performance relative to the benchmark. Overall, sector allocations were the principal reason for this relative performance, though stock selection was also notably positive.

Healthcare, driven mainly by stock selection, was by far the leading relative outperformer in T. Rowe Price’s portion of the Fund. A significant overweight allocation to this strongest-performing sector also helped. Shares of Pharmacyclics surged after the biotechnology company announced better-than-expected revenue forecasts for its leukemia drug Imbruvica, which the U.S. Food and Drug Administration also approved for the additional treatment of a rare type of lymphoma. Shares surged later after AbbVie agreed to acquire the company in a $21 billion deal.

Industrials and business services outperformed on stock selection. Shares of American Airlines Group experienced a difficult third quarter in 2014 but rebounded sharply, helped by solid fundamental results, progress on its merger integration with US Airways, and falling crude oil prices. The company does not hedge fuel, which allowed it to take full advantage of the decline in oil prices.

Furthermore, American Airlines has more transatlantic traffic than its peers, allowing the airline to benefit from its competitive position.

Consumer discretionary was the largest relative detractor in T. Rowe Price’s portion of the Fund, largely due to stock selection. Wynn Resorts detracted from relative performance as its Macau revenues continued to decline. Though its VIP and high-end mass-gaming business in Macau continued to slide, the casino operator’s share of the mass-business market experienced an increase relative to last year.

Stock selection in information technology, including a limited allocation to Apple, hurt relative performance in T. Rowe Price’s portion of the Fund. Apple’s shares were up during the fiscal year as investors anticipated the iPhone 6 upgrade cycle, and the company subsequently reported strong quarterly results driven by iPhone sales that exceeded expectations. However, the company is slowly losing share in the tablet market, and T. Rowe Price believes that the law of large numbers and a decelerating product cycle could eventually hamper iPhone growth. The tech firm is generating solid gross margins, remains financially sound, and has become more committed to returning value to shareholders via buybacks. T. Rowe Price is also encouraged by the potential market effect to two new products, Apple Watch and Apple Pay, a mobile payment option for iPhone and Watch users.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Large Cap Value Fund

April 7, 2015

Performance review (for the year ended March 31, 2015)
Optimum Large Cap Value Fund (Class A shares)	1-year return	+5.34%
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+5.60%
Russell 1000® Value Index (benchmark)	1-year return	+9.33%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 25.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Herndon Capital Management, LLC (Herndon)

Massachusetts Financial Services Company (MFS)

Market overview

A generally risk-friendly environment persisted from early in the Fund’s fiscal year until mid-2014. While geopolitical tensions flared in the Middle East and Ukraine, any market setbacks were short-lived. Improving economic growth within the United States and the potential for a looser monetary policy in regions with slowing growth such as Japan, Europe, and China, supported price-sensitive investments, or risk assets. The European Central Bank (ECB), for example, cut policy interest rates below zero. Expectations were subsequently high for additional rate cuts and additional nonconventional easing measures. Similarly, toward the middle of the fiscal year, and on the heels of lackluster growth trends, the Bank of Japan surprised markets with fresh stimulus measures. The related decline in government bond yields and credit spreads within developed markets also supported equity markets during this period.

A dominant trend during the second half of the Fund’s fiscal year was the ongoing rise in U.S. equities alongside a decline in U.S. bond yields. The uptrend in U.S. corporate margins and profits continued throughout the second half of 2014, but a rising dollar and a sharp decline in commodity prices, particularly crude oil prices, negatively affected credit markets. This was particularly true among U.S. high yield and emerging market debt. The higher weightings of oil and gas credits in these asset classes resulted in widening spreads and increased volatility. Toward the end of this period, declining inflation and inflation expectations caused a mini-wave of global quantitative easing (QE). In particular, the ECB initiated a potentially open-ended phase of QE, a move that appeared to support both risk assets and government bond prices. Meanwhile, the U.S. dollar continued to benefit from the perception that the U.S. Federal Reserve could tighten its monetary policy in mid to late 2015.

Source: Bloomberg

Fund performance

Optimum Large Cap Value Fund generated solid absolute gains but underperformed its benchmark, the Russell 1000 Value Index, for the fiscal year. A dramatic decline in oil prices, combined with weak-performing stocks within financials, were significant detractors for Herndon’s portion of the Fund. Holdings in healthcare and an underweight position in technology detracted from performance within MFS’s portion of the Fund.

Herndon

Herndon’s approach to managing its portion of the Fund remained consistent throughout the fiscal year. The management team seeks value-creating opportunities at the individual stock level and subsequently aggregates individual stock information to determine sector weightings. Each market sector presents both risks and opportunities; the team seeks adequate compensation for risks taken. The team seeks stocks that it believes offer value-creating opportunities, which it defines as those exhibiting both attractive fundamental and valuation characteristics.

From a sector perspective, the strongest performance relative to the benchmark came from the materials and telecommunications sectors. Telecommunications companies in general suffered during the Fund’s fiscal year, and Herndon’s portion of the Fund held just one stock from the sector, global broadband and cell phone leader Verizon Communications, which had positive returns. Positive stock selection within the materials sector also helped bolster returns, particularly from NewMarket Corporation, parent company for several petroleum additives businesses, and CF Industries, agricultural fertilizer producer and distributor.

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Portfolio management reviews

Optimum Large Cap Value Fund

The primary performance detractors within Herndon’s portion of the Fund came from the energy and financial sectors. Unexpected dramatic declines in oil prices, particularly during the fourth quarter of 2014, substantially affected returns, and blindsided many investors. Within the financial sector, increased investor pessimism dragged down performance of residential mortgage provider Nationstar Mortgage Holdings and asset manager and financial planning firm Waddell & Reed. Despite negative performance during the fiscal year, Herndon believes both holdings maintain solid long-term fundamentals and therefore it continues to hold each.

From an individual stock perspective, consumer electronics leader Apple advanced by more than 65% during the Fund’s fiscal year, due primarily to its consumer-needs driven focus. The company has surprised the market by maintaining a culture of innovation, even several years after it transitioned leadership from its late founder Steve Jobs to former COO and current CEO Tim Cook. Another key contributor to Herndon’s portion of the Fund was off-price department store chain Ross Stores. The company reclaimed investor attention as it continued to deliver quality goods at fair value, particularly as consumers remained cost conscious. Herndon views each of these as a value creating opportunity and therefore continues to hold them in the Fund.

In terms of laggards, U.S. shale producer Oasis Petroleum suffered a 70% loss during the Fund’s fiscal year. More than 50% of that drop was attributable to factors outside the dramatic decrease in oil prices. Herndon eliminated its position in this stock in early 2015 as part of an overarching adjustment to sector weightings. Another performance detractor, Waddell & Reed, was plagued by negative investor sentiment during the fiscal year amid turnover within its portfolio management. Even so, Herndon believes the market’s reaction was overstated and therefore it continues to hold the stock in its portion of the Fund.

MFS

MFS’s investment philosophy and approach for its portion of the Fund remain consistent during all market environments. The management team seeks to identify high-quality, undervalued stocks that offer the best potential for healthy long-term, risk-adjusted returns.

From a sector perspective, performance for MFS’s portion of the Fund relative to the benchmark was enhanced by an underweight allocation to energy stocks, which suffered dramatic losses during the fiscal year. Most notably, MFS held an underweight position in integrated oil and gas company ExxonMobil, a strategy that benefited performance relative to the benchmark. Stock selection within the industrial goods and services and basic materials sectors also contributed to performance.

An underweight position in the technology industry, which posted strong results during the fiscal year, detracted from performance within MFS’s portion of the Fund, as did weak stock selection within the sector. MFS’s portion of the Fund did not hold several strong benchmark performers, including network equipment company Cisco Systems and computer and personal electronics maker Apple. Further, MFS’s position in diversified technology products and services company IBM, which is not held within the benchmark, also detracted from performance.

At the individual stock level, a position in defense contractor Lockheed Martin (which was not represented within the benchmark) contributed to relative performance within MFS’s portion of the Fund. Conversely, MFS did not hold positions in industrial conglomerate General Electric or financial services firm Bank of America — lack of exposure to these names enhanced performance relative to the benchmark. Overweight positions in diversified technology company 3M, retail giant Target, insurance company St. Paul Travelers, and drugstore retailer CVS Health also contributed to relative performance. Other stock holdings that aided performance within MFS’s portion of the Fund included management consulting firm Accenture and semiconductor company Texas Instruments, neither of which was represented within the benchmark index.

At the individual stock level, an overweight position in tobacco company Philip Morris International detracted from performance. Other performance detractors included positions in Diageo, an international manufacturer and distributer of premium drinks, and media giant Viacom. Overweight positions in insurance provider MetLife, investment management firm Franklin Resources, oil and gas exploration and production company Occidental Petroleum, also hurt performance relative to the benchmark.

MFS’s portion of the Fund also benefited from its currency exposure during the fiscal year, which resulted primarily from differences between the Fund’s and benchmark’s exposures to holdings of securities dominated in foreign currencies. All of MFS’s investment decisions are driven by the fundamentals of each individual opportunity and, as such, it is common for the mutual funds that MFS advises to have different currency exposure than that of the benchmark.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Small-Mid Cap Growth Fund

April 7, 2015

Performance review (for the year ended March 31, 2015)
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+8.93%
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+9.18%
Russell 2500™ Growth Index (benchmark)	1-year return	+13.83%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 28.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbia Wanger Asset Management, LLC (Columbia WAM)

Wellington Management Company, LLP (Wellington)

Market overview

During the Fund’s fiscal year ended March 31, 2015, domestic equity markets continued to gain, although at a slower pace than the previous year. Larger company stocks generally outperformed those of small companies, with growth stocks outperforming core and value stocks.

Though the overall market trend throughout the year was upward, with the S&P 500® Index passing through the 2,000 level for the first time and the NASDAQ making a brief return to 5,000, the pattern of volatility that began in 2013 continued. However, it was the specter of rising interest rates rather than the end of quantitative easing that repeatedly roiled the markets during the fiscal year. International concerns also arose throughout year, including heightened tension in Ukraine and the Middle East, the plunging price of oil, continued economic weakness in Europe and Japan, and a rapid strengthening of the U.S. dollar. On the positive side, the economy in the United States continued to grow as new-job creation picked up, unemployment declined, and interest rates remained low.

Interest rate sensitive areas such as utilities and real estate investment trusts (REITs) beat the overall market as investors clamored for the yield these stocks offered. In addition, biotech stocks performed well during the 12-month period. Energy stocks declined the most as oil prices were down nearly 50% in the last six months of 2014. Industrial company stocks also lagged the market. Because smaller-cap industrial companies tend to have a higher amount of revenues outside the U.S., the stronger U.S. dollar and lower growth in emerging markets negatively affected many of these stocks.

Source: Bloomberg

Fund performance

Optimum Small-Mid Cap Growth Fund underperformed its benchmark index for the Fund’s fiscal year due, in part, to poor stock selection in the healthcare sector by both sub-advisors. Additionally, within one sub-advised portion of the Fund, an overweight and weak relative performance of companies in the industrials sector was a notable detractor.

Wellington

Wellington’s portion of the Fund generated strong gains on an absolute basis but underperformed the benchmark for the fiscal year. Generally, weak security selection within information technology weighed on relative performance, as did selection within healthcare. Stronger selection within energy, consumer discretionary, and materials helped to partially offset this weakness.

Among the strongest contributors to Wellington’s portion of the Fund were companies in energy, pharmaceuticals, and information technology (the problem with otherwise poor stock selection in that last sector notwithstanding). Shares of Mobileye — the leading designer of driver-assistance systems that seek to increase driver safety and comfort — were purchased prior to the company’s initial public offering and subsequently climbed. Later in the fiscal year, Wellington exited the position. Shares of Athlon, an exploration and production company focused on the Permian Basin, gained after it was acquired by natural gas producer Encana. Wellington also exited that position during the fiscal year. Shares of Anacor Pharmaceuticals, a biopharmaceutical company focused on discovering, developing, and commercializing novel small-molecule therapeutics, rose as the market responded favorably when the company highlighted its two lead compounds in development during a presentation to analysts. Wellington initiated its position during the 12-month period and continued to hold it as of the end of the Fund’s fiscal year. Wellington’s investment in several privately held companies also contributed to relative performance in aggregate.

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Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

Web.com Group, an internet service provider focused primarily on small- and medium-sized businesses, was one of the largest detractors from Wellington’s portion of the Fund. Its shares declined following weak results brought about by increased competition in the company’s “do-it-for-me” web design and service business. Wellington exited the position during the fiscal year. Shares of zulily, an e-commerce company focused on children’s and women’s apparel, and other product categories, also declined. The company faced significant challenges related to marketing promotions, specifically flash sales driving customer traffic. The lack of a position in healthcare company Intermune, a strong-performing constituent of the Russell 2500 Growth Index, also detracted from relative results in Wellington’s portion of the Fund.

As of the end of the fiscal year, Wellington’s portion of the Fund had significant exposure to the information technology, industrials, and healthcare sectors, and no exposure to utilities and telecommunication services.

Columbia WAM

Columbia WAM’s portion of the Fund gained on an absolute basis, but underperformed the benchmark, reflecting the stronger performance of growth-oriented investments during the fiscal year. Columbia WAM employs a low-turnover, bottom-up (stock-by-stock), fundamental investment strategy and made no significant adjustments to its portion of the Fund during the 12-month period. The company seeks to identify reasonably priced growth companies that it believes are positioned to grow over the next three to five years. During much of the fiscal year, more reasonably priced companies underperformed both high-priced momentum stocks and value stocks, resulting in significant relative underperformance for Columbia WAM’s portion of the Fund.

The consumer discretionary and telecommunication sectors were the two most significant contributors to Columbia WAM’s portion of the Fund. During the fiscal year, it maintained an underweight in consumer discretionary and an overweight in telecommunications. These weighting decisions had little effect on performance. Instead, positive results were largely attributable to strong stock selection in both sectors.

Consumer discretionary stocks generally outperformed the overall benchmark index return while Columbia WAM’s selections in this sector outperformed the benchmark index by nearly 5% during the period. Columbia WAM’s allocation to telecommunications, roughly 2% as of the end of the Fund’s fiscal year, was greater than that of the benchmark. While telecommunications overall was a laggard for the Fund’s fiscal year, Columbia’s telecommunications stocks gained more than 50% during the fiscal year versus just more than 5% for the benchmark.

The two sectors that detracted most from performance in Columbia WAM’s portion of the Fund were healthcare and industrials. Industrials accounted for the largest absolute and relative weight. With industrials lagging for the fiscal year, the weighting decision resulted in below-benchmark performance. Additionally, several of these industrial stocks derive a fair amount of revenue from outside the U.S. With the U.S. dollar strengthening throughout the 12-month period, prices rose for industrial goods outside the U.S. while demand from end users slowed.

Columbia WAM’s portion of the Fund was underweight the healthcare sector on average during the fiscal year. At the same time, healthcare stocks (in particular pharmaceuticals and biotechnology) were among the strongest performers within the benchmark. The combination of the underweight and Columbia WAM’s stock selection — which failed to keep pace with the torrid 36% return of the benchmark healthcare stocks during the period — was the culprit in Columbia WAM’s underperformance in this sector.

At the individual stock level, Akorn and Infinera were the two strongest contributors to performance in Columbia WAM’s portion of the Fund. Both stocks more than doubled during the Fund’s fiscal year.

Akorn is a developer of specialty generic drugs and has experienced strong revenue growth from new products. Infinera is an optical networking equipment company. Internet service providers deploy its networks as users increase data transmission. Infinera’s Cloud Xpress product appears to have strong potential.

During the fiscal year, the two largest detractors were Rosetta Resources and Chicago Bridge & Iron. Rosetta Resources, an energy exploration company, fell more than 64% during the fiscal year, reflecting the hefty decline in oil prices and the anticipated lower level of production that lower prices will induce.

Chicago Bridge & Iron is a multinational engineering and construction company that specializes in natural gas and petrochemical projects. Falling energy prices were partly responsible for the stock’s decline, as well as potential cost overruns at two nuclear power plant projects. For these reasons, Columbia WAM exited that position during the fiscal year.

Overall, Optimum Small-Mid Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Small-Mid Cap Value Fund

April 7, 2015

Performance review (for the year ended March 31, 2015)
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	– 0.69%
Optimum Small-Mid Cap Value Fund (Institutional Class shares)	1-year return	– 0.53%
Russell 2500™ Value Index (benchmark)	1-year return	+6.59%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund please see the table on page 31. The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

The Delafield Group, a division of Tocqueville Asset

Management L.P. (Tocqueville)

The Killen Group, Inc. (Killen)

Westwood Management Corp. (Westwood)

Market overview

The Fund’s fiscal year ended March 31, 2015 was marked by rising volatility, with investors keenly sensitive to the actions of global central banks. A significant decline in crude oil prices, which began in the third quarter of 2014, also contributed to the volatile environment. The fiscal year began with many investors pulling back from equities on the release of weaker-than-expected first-quarter 2014 domestic economic data that was due, in part, to severe weather. Improved consumer confidence, job numbers, and housing reports then seemed to be the tonic for a jittery market, despite renewed geopolitical flare-ups in the Middle East and Ukraine.

Challenges remained, however, as investors anticipated a near-term rise in interest rates. Despite the U.S. Federal Reserve’s October 2014 decision to complete its quantitative easing (QE) program, investors seemed encouraged by continued signs of strength in the U.S. economy and solid earnings reports.

In early 2015, the markets experienced persistent volatility as oil prices continued to drop, the U.S. dollar surged, and worries about international economic activity, particularly in China, resurfaced. In late January, the European Central Bank embarked on its own version of QE, which resulted in an equity rally, particularly for European stocks. For the balance of the Fund’s fiscal year, investors’ optimism won out, with fundamental economic and corporate data supporting indices just shy of record highs.

Source: Bloomberg

Fund performance

Optimum Small-Mid Cap Value Fund underperformed the Fund’s benchmark for the fiscal year. In Killen’s case, weak-performing stocks in the consumer discretionary sector were a significant factor. For Tocqueville, the two weakest detractors were holdings in the industrials and materials sectors. The third sub-advisor, Westwood, underperformed in the energy and producer durables sectors, while its holdings in materials & processing and increased exposure to healthcare stocks helped performance.

Tocqueville

Tocqueville’s investment approach remained consistent throughout the fiscal year, which resulted in performance that was out of step with the market. During this period, the Russell 2500 Value Index favored larger-tier companies, and financials and healthcare over basic industry. Tocqueville’s bottom-up (stock-by-stock), value-driven investment approach did not uncover attractive opportunities in the financial and healthcare sectors. While these two sectors comprised nearly 44% of the benchmark’s holdings — and contributed more than six percentage points of total return to the index during the fiscal year — Tocqueville’s portion of the Fund had virtually no exposure to these stocks during the fiscal year.

Tocqueville’s holdings in the industrials sector, followed by materials, were the most detrimental to its performance. In industrials, its portion of the Fund underperformed the benchmark’s sector holdings, while Tocqueville’s large weighting compounded the weak performance. In materials, Tocqueville’s absolute returns were essentially in-line with those of the benchmark, but an overweight there hurt relative performance. Within the industrials segment, two of the poorest performers were Aegion and Civeo. Both declined on weaker outlooks, largely due to the rapid decline in energy prices. Tocqueville ultimately sold Civeo after the company decided against the real estate investment trust (REIT) conversion that Tocqueville had anticipated. A number of Tocqueville’s holdings in the industrials and materials sectors experienced tangential energy price-related

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Portfolio management reviews

Optimum Small-Mid Cap Value Fund

declines. Some, like Dover and Wesco International were the result of end-market exposure; others, like Eastman Chemical, were a function of energy-related input cost variations.

In contrast, Tocqueville’s overweight in the information technology (IT) sector was a bright spot. Its stock selection outperformed the benchmark’s IT holdings for the fiscal year. Tocqueville’s electronic manufacturing service stocks contributed favorably on the strength of solid earnings reports and improved outlooks.

Flextronics International was the strongest contributor to the performance of Tocqueville’s portion of the Fund. The company reported solid earnings throughout the fiscal year, exhibited robust free-cash-flow generation, and strategically created shareholder value through substantial share repurchase activity. Staples was Tocqueville’s second-strongest contributor to performance. The stock showed modest improvement midway through the fiscal year on stabilized earnings trends, and then jumped following confirmed reports that the company was in advanced merger talks with Office Depot.

Energy XXI was the largest individual detractor from performance. Tocqueville invested in the company believing that its anticipated acquisition of EPL Oil & Gas would consolidate its position in the Gulf Coast shelf and lead to efficiencies of operation and substantial free cash flow. However, due to unexpected operating inefficiencies, the sharp decline in the price of oil, and tax-loss selling late in 2014, shares declined radically. Tocqueville sold the stock during the fiscal year. Carpenter Technology was Tocqueville’s next-biggest detractor from performance. Shares declined on missed earnings, a lowered outlook on a slower-than-expected ramp-up of its Athens, Ga., facility, and lower specialty steel prices.

Killen

The Killen Group’s value style strategy seeks to invest in what it views as overlooked and undervalued businesses. During the Fund’s fiscal year, Killen found contrarian investment opportunities in a number of sectors, including consumer discretionary, materials, and industrials. Killen’s allocations to specific sectors result from its bottom-up stock selection process rather than from a sector-weighting strategy.

The fiscal year was particularly challenging for the Fund’s asset class, as small-cap stocks underperformed the S&P 500 Index. In addition, the strong dollar darkened the outlook for many manufacturing companies, and the severe drop in oil and other commodity prices affected the near-term earnings potential of a number of holdings in Killen’s portion of the Fund. Despite these challenges, Killen’s portion of the Fund experienced strong performance within information technology, financials, and telecommunications. Double-digit returns from these sectors were primarily the result of large gains in one or more stocks.

For the 12-month period, Killen’s portion of the Fund posted negative returns within the energy, consumer discretionary, and industrials sectors. In aggregate, Killen underperformed the Fund’s benchmark, the Russell 2500 Value Index, for the same period.

KMG Chemicals, a manufacturer of specialty chemicals, and Methode Electronics, a manufacturer of electronic components used in automobiles and other industrial equipment, were strong performers within Killen’s portion of the Fund. KMG benefited from cost-savings initiatives and its divestment of a noncore business. In Methode’s case, improved manufacturing efficiencies and continued strong automotive segment sales for its center consoles played a large role in the stock’s strong showing.

Two of Killen’s holdings fell more than 50% for the Fund’s fiscal year. Vaalco Energy, an oil and gas exploration and development company, was hit by both rapidly declining oil prices and an unsuccessful exploration-drilling program. Even with a new CEO who Killen believes is focused on the correct strategy, the company faces structural issues that are likely to persist; therefore, Killen is in the process of exiting this position. LeapFrog Enterprises, a manufacturer of children’s electronic toys, has been tested by sales and operating margin pressure as its educational products have fallen out of favor with the marketplace. Killen believes that although LeapFrog is attractively priced and carries a strong balance sheet, the competitive pressures are too great for the company’s management team to overcome. Therefore, Killen plans to exit this position over the coming fiscal year.

Westwood

Westwood employs a consistent and disciplined approach throughout all market environments that seeks to protect capital in unfavorable market periods and provide attractive risk-adjusted returns over the long term. Stock selection priority is driven by extensive research to attempt to identify companies that have limited downside risk from strong fundamental underpinnings but that are also attractively valued.

Westwood’s security selection in the materials & processing and healthcare sectors aided both absolute and relative performance in Westwood’s portion of the Fund during the Fund’s fiscal year. Westwood’s materials & processing holdings benefited from improvements in the demand for housing-related materials and from moves to unlock value by several companies. Over the past two years, Westwood has increased exposure in the healthcare sector through the acquisition of companies with good earnings visibility that Westwood believes are unlikely to be affected by legislation-associated healthcare pricing pressures. This approach proved favorable for performance in its portion of the Fund during the fiscal year.

14

Security selection in the energy and producer durables sectors hurt performance in Westwood’s portion of the Fund. Holdings in both sectors were hampered by the unexpected and dramatic decline in crude oil prices in the second half of 2014. Energy producers and industrial companies connected to energy production performed poorly in this environment. During the fiscal year, a number of companies held in Westwood’s portion of the Fund underwent corporate actions — including mergers and breakups — that unlocked a great deal of value and contributed strong returns. Westwood views this trend as a confirmation of the unrealized value it seeks to identify through its fundamental research process. Healthcare firms Hospira, acquired by Pfizer, and CareFusion, acquired by Becton, Dickinson & Co., both benefited from such corporate actions.

Energy exploration and production holdings were the worst performers in Westwood’s portion of the Fund during the 12-month period. Investors were forced to price the impact of a 50% decline in West Texas Intermediate crude during the last six months of 2014 into their valuations of these companies, and the result was a material drop in the stock prices of many companies. Two such holdings affected by this repricing were Rex Energy and Oasis Petroleum. Westwood exited both positions during the fiscal year.

Overall, Optimum Small-Mid Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Performance summaries

Optimum Fixed Income Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2015	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+4.21%	+4.35%	+5.17%
Including sales charge	– 0.49%	+3.39%	+4.68%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+3.44%	+3.66%	+4.47%
Including sales charge	+2.44%	+3.66%	+4.47%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+4.47%	+4.70%	+5.52%
Including sales charge	+4.47%	+4.70%	+5.52%

Barclays U.S. Aggregate Index	+5.72%	+4.41%	+4.93%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 4.50%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.95% of the Fund’s average daily net assets from July 29, 2014, through July 29, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses	1.27%	2.02%	1.02%
(without fee waivers)
Net expenses (including fee	1.20%	1.95%	0.95%
waivers, if any)
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2014 to July 29, 2015. Prior to July 29, 2014, the contractual waiver was 1.00%.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

If and when we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover in excess of 100%, which could result in higher transaction costs and tax liability.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2005 through March 31, 2015

Starting value (March 31, 2005) Ending value (March 31, 2015)
Optimum Fixed Income Fund — Institutional Class shares	$10,000	$17,107
Barclays U.S. Aggregate Index	$10,000	$16,174
Optimum Fixed Income Fund — Class A shares	$9,550	$15,801

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2005, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense

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Performance summaries

Optimum Fixed Income Fund

Performance of a $10,000 Investment1 (continued)

limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 17. Please note additional details on pages 16 through 18.

The graph also assumes $10,000 invested in the Barclays U.S. Aggregate Index as of March 31, 2005. The Barclays U.S. Aggregate Index measures the performance of publicly issued investment grade (Baa3/BBB- or better) corporate, U.S. government, mortgage- and asset-backed securities with at least one year to maturity and at least $250 million par amount outstanding.

The BofA Merrill Lynch 1–3 Year U.S. Treasury Index, mentioned on page 3, generally tracks the market for U.S. Treasury securities with maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Optimum International Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2015	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	–6.25%	+4.05%	+3.47%
Including sales charge	–11.66%	+2.82%	+2.86%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	–7.00%	+3.35%	+2.78%
Including sales charge	–7.92%	+3.35%	+2.78%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	–6.04%	+4.39%	+3.82%
Including sales charge	–6.04%	+4.39%	+3.82%

MSCI EAFE Index (gross)	–0.48%	+6.64%	+5.43%

MSCI EAFE Index (net)	–0.92%	+6.16%	+4.95%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.25% of the Fund’s average daily net assets from July 29, 2014, through July 29, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	19

Performance summaries

Optimum International Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.61%	2.36%	1.36%
Net expenses
(including fee waivers, if any)	1.50%	2.25%	1.25%
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2014 to July 29, 2015. Prior to July 29, 2014, the contractual waiver was 1.40%.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2005 through March 31, 2015

Starting value (March 31, 2005) Ending value (March 31, 2015)

MSCI EAFE Index (gross)	$10,000	$16,971

MSCI EAFE Index (net)	$10,000	$16,206

Optimum International Fund — Institutional Class shares	$10,000	$14,548

Optimum International Fund — Class A shares	$9,425	$13,263

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 19 through 21.

The chart also assumes $10,000 invested in the MSCI EAFE Index as of March 31, 2005. The MSCI EAFE Index measures equity market performance across developed market countries in Europe, Australasia, and the Far East. Index “ gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OIIEX	246118699

(continues	)	21

Performance summaries

Optimum Large Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2015	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+17.27%	+14.92%	+8.33%
Including sales charge	+10.53%	+13.56%	+7.69%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+16.44%	+14.14%	+7.62%
Including sales charge	+15.44%	+14.14%	+7.62%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+17.55%	+15.28%	+8.69%
Including sales charge	+17.55%	+15.28%	+8.69%

Russell 1000 Growth Index	+16.09%	+15.63%	+9.36%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.12% of the Fund’s average daily net assets from July 29, 2014, through July 29, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.48%	2.23%	1.23%
Net expenses
(including fee waivers, if any)	1.37%	2.12%	1.12%
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2014 to July 29, 2015. Prior to July 29, 2014, the contractual waiver was 1.25%.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2005 through March 31, 2015

Starting value (March 31, 2005) Ending value (March 31, 2015)

Russell 1000 Growth Index	$10,000	$24,462

Optimum Large Cap Growth Fund — Institutional Class shares	$10,000	$23,006

Optimum Large Cap Growth Fund — Class A shares	$9,425	$20,974

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 22 through 24.

The chart also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2005. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues	)	23

Performance summaries

Optimum Large Cap Growth Fund

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Optimum Large Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2015	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+5.34%	+11.64%	+6.50%
Including sales charge	–0.73%	+10.32%	+5.88%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+4.48%	+10.89%	+5.80%
Including sales charge	+3.48%	+10.89%	+5.80%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+5.60%	+11.99%	+6.87%
Including sales charge	+5.60%	+11.99%	+6.87%

Russell 1000 Value Index	+9.33%	+13.75%	+7.21%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.08% of the Fund’s average daily net assets from July 29, 2014, through July 29, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	25

Performance summaries

Optimum Large Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.44%	2.19%	1.19%
Net expenses
(including fee waivers, if any)	1.33%	2.08%	1.08%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2014 to July 29, 2015. Prior to July 29, 2014, the contractual waiver was 1.20%.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2005 through March 31, 2015

Starting value (March 31, 2005) Ending value (March 31, 2015)

Russell 1000 Value Index	$10,000	$20,066

Optimum Large Cap Value Fund — Institutional Class shares	$10,000	$19,428

Optimum Large Cap Value Fund — Class A shares	$9,425	$17,702

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 25 through 27.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2005. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	2461118863
Class C	OCLVX	2461118848
Institutional Class	OILVX	2461118830

(continues	)	27

Performance summaries

Optimum Small-Mid Cap Growth Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2015	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+8.93%	+13.27%	+6.61%
Including sales charge	+2.67%	+11.93%	+5.98%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+8.08%	+12.50%	+5.89%
Including sales charge	+7.11%	+12.50%	+5.89%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+9.18%	+13.63%	+6.96%
Including sales charge	+9.18%	+13.63%	+6.96%

Russell 2500 Growth Index	+13.83%	+16.97%	+10.64%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.36% of the Fund’s average daily net assets from July 29, 2014, through July 29, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.90%	2.65%	1.65%
Net expenses
(including fee waivers, if any)	1.61%	2.36%	1.36%
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2014 to July 29, 2015. Prior to July 29, 2014, the contractual waiver was 1.43%.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2005 through March 31, 2015

Starting value (March 31, 2005) Ending value (March 31, 2015)

Russell 2500 Growth Index	$10,000	$27,489

Optimum Small-Mid Cap Growth Fund — Institutional Class shares	$10,000	$19,593

Optimum Small-Mid Cap Growth Fund — Class A shares	$9,425	$17,876

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 28 through 30.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2005. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® Investment Group.

The S&P 500 Index, mentioned on page 11, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues	)	29

Performance summaries

Optimum Small-Mid Cap Growth Fund

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

Optimum Small-Mid Cap Value Fund

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2015	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	– 0.69%	+11.63%	+5.75%
Including sales charge	– 6.42%	+10.32%	+5.12%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	– 1.45%	+10.88%	+5.04%
Including sales charge	– 2.36%	+10.88%	+5.04%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	– 0.53%	+11.97%	+6.11%
Including sales charge	– 0.53%	+11.97%	+6.11%

Russell 2500 Value Index	+6.59%	+14.06%	+8.46%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 5.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.35% of the Fund’s average daily net assets from July 29, 2014, through July 29, 2015.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	31

Performance summaries

Optimum Small-Mid Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses
(without fee waivers)	1.81%	2.56%	1.56%
Net expenses
(including fee waivers, if any)	1.60%	2.35%	1.35%
Type of waiver	Contractual	Contractual	Contractual

* The contractual waiver period is from July 29, 2014 to July 29, 2015. Prior to July 29, 2014, the contractual waiver was 1.40%.

Investing involves risk, including the possible loss of principal.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2005 through March 31, 2015

Starting value (March 31, 2005) Ending value (March 31, 2015)
Russell 2500 Value Index	$10,000	$22,533
Optimum Small-Mid Cap Value Fund — Institutional Class shares	$10,000	$18,092
Optimum Small-Mid Cap Value Fund — Class A shares	$9,425	$16,478

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2005, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 31 through 33.

The chart also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2005. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 14, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Index. Russell® is a trademark of Russell Investment Group.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

(continues	)	33

Disclosure of Fund expenses

For the six-month period from October 1, 2014 to March 31, 2015 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2014 to March 31, 2015.

Actual Expenses

The first section of the tables shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*
Actual Fund return†
Class A	$1,000.00	$1,025.30	1.17%	$5.91
Class C	1,000.00	1,021.60	1.92%	9.68
Institutional Class	1,000.00	1,027.30	0.92%	4.65
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.10	1.17%	$5.89
Class C	1,000.00	1,015.36	1.92%	9.65
Institutional Class	1,000.00	1,020.34	0.92%	4.63

Optimum International Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*
Actual Fund return†
Class A	$1,000.00	$975.00	1.49%	$ 7.34
Class C	1,000.00	971.10	2.24%	11.01
Institutional Class	1,000.00	976.30	1.24%	6.11
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.50	1.49%	$ 7.49
Class C	1,000.00	1,013.76	2.24%	11.25
Institutional Class	1,000.00	1,018.75	1.24%	6.24

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*
Actual Fund return†
Class A	$1,000.00	$1,099.70	1.36%	$ 7.12
Class C	1,000.00	1,095.30	2.11%	11.02
Institutional Class	1,000.00	1,100.50	1.11%	5.81
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.15	1.36%	$ 6.84
Class C	1,000.00	1,014.41	2.11%	10.60
Institutional Class	1,000.00	1,019.40	1.11%	5.59

Optimum Large Cap Value Fund Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*
Actual Fund return†
Class A	$1,000.00	$1,027.40	1.33%	$ 6.72
Class C	1,000.00	1,023.20	2.08%	10.49
Institutional Class	1,000.00	1,028.60	1.08%	5.46
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.30	1.33%	$ 6.69
Class C	1,000.00	1,014.56	2.08%	10.45
Institutional Class	1,000.00	1,019.55	1.08%	5.44

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*
Actual Fund return†
Class A	$1,000.00	$1,108.60	1.61%	$ 8.46
Class C	1,000.00	1,105.00	2.36%	12.39
Institutional Class	1,000.00	1,110.20	1.36%	7.16
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.61%	$ 8.10
Class C	1,000.00	1,013.16	2.36%	11.85
Institutional Class	1,000.00	1,018.15	1.36%	6.84

Optimum Small-Mid Cap Value Fund Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/14 to
	10/1/14	3/31/15	Ratio	3/31/15*
Actual Fund return†
Class A	$1,000.00	$1,041.30	1.61%	$ 8.19
Class C	1,000.00	1,037.30	2.36%	11.99
Institutional Class	1,000.00	1,042.30	1.36%	6.92
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,016.90	1.61%	$ 8.10
Class C	1,000.00	1,013.16	2.36%	11.85
Institutional Class	1,000.00	1,018.15	1.36%	6.84

*“Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

(continues	)	35

Security type / sector allocations

Optimum Fixed Income Fund

As of March 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

.	Percentage
Security type / sector	of net assets
Agency Collateralized Mortgage Obligations	4.41%
Agency Mortgage-Backed Securities	11.17%
Collateralized Debt Obligations	0.69%
Commercial Mortgage-Backed Securities	2.78%
Convertible Bonds	0.77%
Corporate Bonds	40.32%
Banking	9.61%
Basic Industry	1.78%
Brokerage	0.40%
Capital Goods	0.64%
Communications	5.47%
Consumer Cyclical	3.22%
Consumer Non-Cyclical	4.10%
Energy	3.58%
Finance Companies	1.74%
Insurance	1.28%
Natural Gas	1.53%
Real Estate	1.46%
Technology	1.28%
Transportation	0.89%
Utilities	3.34%
Municipal Bonds	2.26%

Percentage
Security type / sector	of net assets
Non-Agency Asset-Backed Securities	3.51%
Non-Agency Collateralized Mortgage Obligations	2.56%
Regional Bonds	0.13%
Senior Secured Loans	7.35%
Sovereign Bonds	3.40%
Supranational Banks	0.31%
U.S. Treasury Obligations	19.11%
Common Stock	0.00%
Convertible Preferred Stock	0.24%
Preferred Stock	0.47%
Securities Sold Short	(0.11%)
Short-Term Investments	4.84%
Total Value of Securities	104.21%
Options Written	(0.01%)
Liabilities Net of Receivables and Other Assets	(4.20%)
Total Net Assets	100.00%

Security type / country and sector allocations

Optimum International Fund

As of March 31, 2015 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

.	Percentage
Security type / country	of net assets
Common Stock by Country	97.75%
Australia	4.91%
Austria	2.49%
Belgium	1.30%
Bermuda	1.44%
Brazil	1.66%
Canada	1.94%
China/Hong Kong	7.86%
Colombia	0.46%
Czech Republic	0.52%
Denmark	0.27%
Finland	0.91%
France	3.67%
Germany	2.12%
India	3.02%
Indonesia	0.45%
Ireland	4.64%
Israel	1.92%
Italy	0.13%
Japan	17.70%
Malaysia	0.28%
Netherlands	1.99%
New Zealand	0.58%
Norway	3.14%
Republic of Korea	4.38%
Singapore	2.69%
Spain	1.45%
Sweden	1.03%

Percentage
Security type / country	of net assets
Switzerland	5.67%
Taiwan	3.43%
Turkey	1.20%
United Kingdom	11.62%
United States	2.88%
Short-Term Investments	1.46%
Total Value of Securities	99.21%
Receivables and Other Assets Net of Liabilities	0.79%
Total Net Assets	100.00%

Percentage
Common stock by sector	of net assets
Consumer Discretionary	15.08%
Consumer Staples	4.79%
Energy	8.61%
Financials	21.93%
Healthcare	15.64%
Industrials	11.52%
Information Technology	7.66%
Materials	8.41%
Telecommunication Services	2.10%
Utilities	2.01%
Total	97.75%

(continues	)	37

Security type /sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund

As of March 31, 2015 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock²	95.71%
Consumer Discretionary	20.99%
Consumer Staples	4.01%
Energy	3.63%
Financials	5.32%
Healthcare	19.88%
Industrials	11.89%
Information Technology[1]	28.05%
Materials	1.53%
Telecommunication Services	0.26%
Utilities	0.15%
Convertible Preferred Stock	0.06%
U.S. Master Limited Partnerships	1.22%
Short-Term Investments	3.21%
Total Value of Securities	100.20%
Liabilities Net of Receivables and Other Assets	(0.20%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

.	Percentage
Top 10 equity holdings	of net assets
Apple	4.63%
Actavis	3.56%
Facebook Class A	3.46%
Google Class C	2.68%
Amazon.com	2.60%
Visa Class A	2.56%
Gilead Sciences	1.92%
Biogen	1.91%
Priceline Group	1.73%
Danaher	1.49%

Optimum Large Cap Value Fund

As of March 31, 2015 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock	97.26%
Consumer Discretionary	10.18%
Consumer Staples	11.86%
Energy	12.35%
Financials	23.70%
Healthcare	10.27%
Industrials	12.19%
Information Technology	9.60%
Materials	4.49%
Telecommunication Services	2.28%
Utilities	0.34%
Convertible Preferred Stock	0.04%
Short-Term Investments	2.62%
Total Value of Securities	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

.	Percentage
Top 10 equity holdings	of net assets
Lockheed Martin	2.82%
Philip Morris International	2.77%
Exxon Mobil	2.24%
JPMorgan Chase	2.18%
Apple	2.05%
Verizon Communications	1.88%
Johnson & Johnson	1.74%
Wells Fargo	1.69%
Altria Group	1.65%
TJX	1.63%

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund

As of March 31, 2015 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock	95.54%
Consumer Discretionary	12.76%
Consumer Staples	1.68%
Energy	3.08%
Financials	12.02%
Healthcare	16.05%
Industrials	22.87%
Information Technology	21.15%
Materials	4.01%
Telecommunication Services	1.92%
Convertible Preferred Stock	0.58%
Exchange-Traded Fund	0.50%
Preferred Stock	0.54%
Short-Term Investments	2.45%
Total Value of Securities	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

.	Percentage
Top 10 equity holdings	of net assets
AMETEK	1.31%
WNS Holdings ADR	1.31%
Donaldson	1.30%
Generac Holdings	1.29%
LKQ	1.27%
Acuity Brands	1.25%
Virtusa	1.18%
Nordson	1.12%
Synageva BioPharma	1.06%
Diamond Resorts International	1.01%

Optimum Small-Mid Cap Value Fund

As of March 31, 2015 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock	88.36%
Consumer Discretionary	9.56%
Consumer Staples	1.20%
Energy	4.84%
Financials	7.77%
Healthcare	4.57%
Industrials	24.93%
Information Technology	19.68%
Materials	13.49%
Telecommunication Services	1.67%
Utilities	0.65%
U.S. Master Limited Partnership	0.31%
Short-Term Investments	11.54%
Total Value of Securities	100.21%
Liabilities Net of Receivables and Other Assets	(0.21%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

.	Percentage
Top 10 equity holdings	of net assets
Flextronics International	1.36%
KMG Chemicals	1.13%
Fairchild Semiconductor International	1.13%
FreightCar America	1.00%
Avery Dennison	0.98%
Dover	0.97%
Stanley Black & Decker	0.95%
AMC Networks Class A	0.95%
TrueBlue	0.95%
Cardtronics	0.93%

(continues	)	39

Security type/sector allocations and top 10 equity holdings

1To monitor compliance with the Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The “Information Technology sector” consisted of diversified financial services, commercial services, computers, internet and communications, semiconductors and software. As of March 31, 2015, such amounts, as percentage of total net assets, were 2.56%, 1.77%, 5.34%, 12.01%, 1.89% and 4.48%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the “Information Technology sector” for financial reporting purposes may exceed 25%.

Schedules of investments

Optimum Fixed Income Fund

March 31, 2015

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations – 4.41%

Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 •	13,448	$14,879
Series 2002-T4 A3 7.50% 12/25/41	47,151	53,612
Series 2004-T1 1A2 6.50% 1/25/44	13,954	16,122
Fannie Mae REMIC Trust
Series 2004-W4 A5 5.50% 6/25/34	2,025,340	2,142,538
Series 2004-W11 1A2 6.50% 5/25/44	68,418	81,379
Fannie Mae REMICs
Series 1996-46 ZA 7.50% 11/25/26	9,948	11,360
Series 1999-19 PH 6.00% 5/25/29	185,857	211,885
Series 2001-14 Z 6.00% 5/25/31	11,233	12,874
Series 2002-90 A1 6.50% 6/25/42	11,968	13,717
Series 2002-90 A2 6.50% 11/25/42	40,554	46,078
Series 2003-26 AT 5.00% 11/25/32	138,891	143,340
Series 2005-22 HE 5.00% 10/25/33	82,305	83,128
Series 2005-29 QD 5.00% 8/25/33	23,969	23,975
Series 2005-110 MB 5.50% 9/25/35	137,941	148,828
Series 2007-30 OE 2.579% 4/25/37 @Ω^	4,575,266	4,313,110
Series 2007-114 A6 0.374% 10/27/37 •	7,557,417	7,461,045
Series 2008-24 ZA 5.00% 4/25/38	21,270,541	23,423,715
Series 2009-2 AS 5.526% 2/25/39 @•S	2,479,113	297,424
Series 2009-68 SA 6.576% 9/25/39 @•S	542,522	88,007
Series 2009-94 AC 5.00% 11/25/39	326,851	364,854
Series 2010-41 PN 4.50% 4/25/40	475,000	520,253
Series 2010-96 DC 4.00% 9/25/25	880,210	930,915
Series 2010-123 FE 0.654% 11/25/40 •	3,864,014	3,898,411
Series 2012-122 SD 5.926% 11/25/42 •S	841,204	204,418

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2013-38 AI 3.00% 4/25/33 S	2,249,788	$328,688
Series 2013-44 DI 3.00% 5/25/33 S	3,422,050	506,044
Series 2014-36 ZE 3.00% 6/25/44	622,347	575,653
Fannie Mae Trust
Series 2004-W15 1A1 6.00% 8/25/44	79,567	88,802
Freddie Mac REMICs
Series 1730 Z 7.00% 5/15/24	52,244	59,609
Series 2165 PE 6.00% 6/15/29	146,197	167,089
Series 2326 ZQ 6.50% 6/15/31	89,400	103,098
Series 2557 WE 5.00% 1/15/18	206,800	215,606
Series 2802 NE 5.00% 2/15/33	59,843	60,076
Series 2827 TE 5.00% 4/15/33	229,829	233,384
Series 2869 BG 5.00% 7/15/33	56,276	56,507
Series 2915 KD 5.00% 9/15/33	33,937	34,268
Series 2938 ND 5.00% 10/15/33	5,598	5,599
Series 2987 KG 5.00% 12/15/34	157,713	159,976
Series 3143 BC 5.50% 2/15/36	3,904,114	4,367,119
Series 3289 SA 6.576% 3/15/37 @•S	1,777,340	297,353
Series 3626 MA 5.00% 2/15/30	34,390	34,396
Series 3656 PM 5.00% 4/15/40	682,093	756,493
Series 4065 DE 3.00% 6/15/32	120,000	123,316
Series 4185 LI 3.00% 3/15/33 S	844,215	129,856
Series 4191 CI 3.00% 4/15/33 S	348,039	47,360
Freddie Mac Structured
Agency Credit Risk Debt Notes Series 2014-DN2 M1 1.024% 4/25/24 •	245,381	245,134

(continues	)	41

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac Structured
Agency Credit Risk Debt Notes
Series 2014-DN2 M2 1.824% 4/25/24 •	524,600	$521,396
Series 2015-DN1 M1 1.424% 1/25/25 •	558,104	559,241
Freddie Mac Structured Pass Through Securities
Series T-54 2A 6.50% 2/25/43 ¿	19,463	23,250
Series T-58 2A 6.50% 9/25/43 ¿	10,099	11,702
GNMA
Series 2007-64 AI 6.374% 10/20/37 @•S	6,300,907	1,091,793
Series 2008-65 SB 5.824% 8/20/38 @•S	1,662,085	228,707
Series 2009-2 SE 5.644% 1/20/39 @•S	4,699,290	645,777
Series 2010-113 KE 4.50% 9/20/40	1,170,000	1,308,902
Series 2011-H21 FT 0.87% 10/20/61 •	14,090,254	14,157,521
Series 2011-H23 FA 0.871% 10/20/61 •	9,350,496	9,409,217
Series 2012-H08 FB 0.771% 3/20/62 •	1,343,144	1,350,910
Series 2012-H18 NA 0.691% 8/20/62 •	809,471	812,684
Series 2012-H29 SA 0.686% 10/20/62 •	6,581,659	6,588,004

Total Agency Collateralized Mortgage Obligations (cost $89,404,344)		89,810,397

Agency Mortgage-Backed Securities – 11.17%

Fannie Mae
5.50% 3/1/37	32,707	35,785
5.50% 7/1/37	236,274	258,413
6.50% 8/1/17	8,315	8,592
Fannie Mae ARM
1.861% 7/1/37 •	74,842	78,901
2.277% 10/1/33 •	21,175	22,089
2.315% 11/1/35 •	58,470	62,603
2.42% 5/1/43 •	474,103	484,788
2.546% 6/1/43 •	168,370	172,829
3.196% 4/1/44 •	699,621	729,952
3.266% 3/1/44 •	668,800	700,078
3.31% 9/1/43 •	496,078	520,315

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae ARM
5.141% 8/1/35 •	18,025	$19,221
5.646% 8/1/37 •	70,836	74,432
Fannie Mae Relocation 30 yr
5.00% 11/1/33	1,615	1,778
5.00% 1/1/34	3,398	3,741
5.00% 11/1/34	10,254	11,289
5.00% 4/1/35	12,461	13,714
5.00% 10/1/35	11,162	12,293
5.00% 1/1/36	30,452	33,512
Fannie Mae S.F. 15 yr
2.50% 2/1/28	1,189,695	1,225,066
2.50% 5/1/28	170,548	175,556
3.00% 5/1/28	112,901	118,489
3.50% 7/1/26	350,524	373,924
3.50% 12/1/28	140,403	150,459
4.00% 5/1/24	42,567	45,095
4.00% 7/1/24	11,822	12,528
4.00% 5/1/25	238,234	253,314
4.00% 6/1/25	805,692	856,589
4.00% 9/1/25	28,479	30,174
4.00% 11/1/25	1,151,167	1,241,914
4.00% 1/1/26	33,738	36,310
4.00% 12/1/26	394,905	418,474
4.00% 1/1/27	29,129	31,048
4.00% 5/1/27	848,612	904,524
4.00% 8/1/27	507,951	539,847
4.50% 8/1/18	72,449	75,968
4.50% 7/1/20	229,212	240,873
5.00% 12/1/20	47,346	51,221
5.00% 5/1/21	29,359	31,222
5.00% 6/1/23	84,061	91,237
Fannie Mae S.F. 15 yr TBA
2.50% 5/1/30	5,081,000	5,207,826
Fannie Mae S.F. 20 yr
3.00% 2/1/33	60,706	62,931
3.00% 8/1/33	217,317	225,278
3.50% 4/1/33	62,568	66,178
3.50% 9/1/33	313,553	334,937
4.00% 1/1/31	113,917	122,692
4.00% 2/1/31	316,028	340,341
5.00% 11/1/23	25,227	28,019
5.50% 11/1/25	38,852	43,719
5.50% 8/1/28	403,455	453,997
5.50% 12/1/29	33,494	37,690
6.00% 9/1/29	255,299	290,756
Fannie Mae S.F. 30 yr
3.00% 7/1/42	418,034	428,419
3.00% 10/1/42	6,696,707	6,863,985

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
3.00% 12/1/42	1,070,055	$1,096,774
3.00% 1/1/43	2,464,461	2,525,438
3.00% 2/1/43	259,839	266,305
3.00% 4/1/43	42,495,793	43,536,996
3.00% 5/1/43	379,041	388,110
4.00% 10/1/40	44,290	47,470
4.00% 11/1/40	257,868	276,428
4.00% 7/1/41	856,016	923,125
4.00% 8/1/43	191,133	206,130
4.00% 7/1/44	776,789	840,469
4.50% 5/1/35	168,933	185,791
4.50% 8/1/35	343,300	376,034
4.50% 9/1/35	308,645	337,984
4.50% 7/1/36	131,341	143,785
4.50% 5/1/39	1,155,213	1,264,944
4.50% 11/1/40	361,058	395,419
4.50% 3/1/41	709,820	777,983
4.50% 4/1/41	1,131,789	1,240,746
4.50% 10/1/41	404,098	442,966
4.50% 1/1/42	11,336,856	12,407,097
4.50% 12/1/43	60,106	65,522
4.50% 5/1/44	288,622	315,362
5.00% 3/1/34	4,817	5,380
5.00% 4/1/34	27,753	31,012
5.00% 8/1/34	46,907	52,422
5.00% 4/1/35	8,672	9,706
5.00% 7/1/35	169,072	188,104
5.00% 10/1/35	418,489	465,615
5.00% 11/1/35	125,938	140,147
5.00% 2/1/36	176,951	196,886
5.00% 2/1/37	370,278	413,700
5.00% 4/1/37	107,189	119,319
5.00% 8/1/37	313,588	349,226
5.00% 12/1/37	5,683	6,312
5.00% 2/1/38	111,613	124,166
5.00% 3/1/38	270,492	300,424
5.00% 6/1/38	17,045	18,931
5.00% 2/1/39	6,656	7,392
5.00% 5/1/40	142,923	159,973
5.50% 12/1/32	23,655	26,801
5.50% 2/1/33	75,368	85,389
5.50% 12/1/33	41,326	47,322
5.50% 11/1/34	121,419	137,518
5.50% 2/1/35	1,712,893	1,947,667
5.50% 3/1/35	56,610	63,702
5.50% 6/1/35	89,670	100,947
5.50% 1/1/36	197,889	225,257
5.50% 4/1/36	1,739,813	1,958,253

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
5.50% 7/1/36	35,538	$40,189
5.50% 1/1/37	518,399	583,847
5.50% 2/1/37	628,470	707,457
5.50% 8/1/37	29,580	33,452
5.50% 1/1/38	524,526	590,234
5.50% 2/1/38	216,064	244,201
5.50% 3/1/38	257,710	292,777
5.50% 4/1/38	1,287,519	1,448,808
5.50% 6/1/38	22,312	25,107
5.50% 11/1/38	1,864,135	2,097,658
5.50% 2/1/39	8,784,631	9,927,106
5.50% 10/1/39	1,056,036	1,188,327
5.50% 7/1/40	319,045	359,151
5.50% 9/1/41	133,563	150,356
6.00% 4/1/35	362,014	415,844
6.00% 5/1/36	87,949	100,519
6.00% 6/1/36	41,806	47,802
6.00% 9/1/36	43,149	49,575
6.00% 12/1/36	49,797	57,242
6.00% 2/1/37	133,354	152,319
6.00% 5/1/37	388,224	442,991
6.00% 6/1/37	25,557	29,455
6.00% 7/1/37	316,048	360,716
6.00% 8/1/37	268,504	306,994
6.00% 9/1/37	1,008,818	1,149,174
6.00% 11/1/37	60,999	70,173
6.00% 5/1/38	1,252,995	1,429,702
6.00% 7/1/38	17,213	19,637
6.00% 8/1/38	245,671	279,791
6.00% 9/1/38	1,079,428	1,235,236
6.00% 10/1/38	506,750	578,977
6.00% 11/1/38	112,160	128,310
6.00% 12/1/38	347,423	398,911
6.00% 1/1/39	213,585	244,190
6.00% 2/1/39	363,877	416,071
6.00% 9/1/39	653,064	745,066
6.00% 10/1/39	120,058	137,121
6.00% 3/1/40	186,562	212,897
6.00% 7/1/40	792,892	904,606
6.00% 9/1/40	165,191	188,567
6.00% 11/1/40	72,606	83,673
6.00% 5/1/41	1,125,894	1,285,917
6.50% 11/1/33	5,993	6,881
6.50% 2/1/36	121,944	147,108
6.50% 3/1/36	114,855	131,864
6.50% 6/1/36	266,575	326,068
6.50% 2/1/38	50,120	57,543
6.50% 11/1/38	15,020	17,244

(continues	)	43

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.50% 3/1/40	2,443,682	$2,845,736
7.50% 3/1/32	681	800
7.50% 4/1/32	1,935	2,294
7.50% 6/1/32	1,553	1,704
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/45	40,588,000	41,395,795
3.50% 5/1/45	15,476,000	16,215,341
4.50% 5/1/45	23,046,000	25,078,738
Freddie Mac ARM
2.249% 7/1/36 •	51,615	55,037
2.307% 4/1/34 •	2,579	2,741
2.342% 12/1/33 •	58,781	62,875
2.532% 1/1/44 •	1,348,460	1,390,993
2.68% 5/1/37 •	405,671	439,495
5.387% 2/1/38 •	166,745	179,059
Freddie Mac Relocation 30 yr
5.00% 9/1/33	300	330
Freddie Mac S.F. 15 yr
2.50% 3/1/28	256,115	263,362
3.50% 10/1/26	119,682	128,241
4.00% 4/1/25	54,806	58,376
4.00% 5/1/25	74,182	78,999
4.00% 8/1/25	244,778	260,749
4.00% 11/1/26	318,675	339,073
4.50% 5/1/20	148,714	156,993
4.50% 7/1/25	75,873	81,809
4.50% 6/1/26	177,764	191,741
4.50% 9/1/26	341,720	369,019
5.00% 6/1/18	38,088	40,021
Freddie Mac S.F. 20 yr
3.50% 1/1/34	566,295	597,352
4.00% 11/1/32	158,149	170,616
5.50% 10/1/23	83,975	94,071
5.50% 8/1/24	23,021	25,908
Freddie Mac S.F. 30 yr
3.00% 10/1/42	484,957	495,998
3.00% 11/1/42	404,950	415,285
4.50% 10/1/39	194,666	212,396
5.50% 3/1/34	50,827	57,358
5.50% 12/1/34	47,979	54,244
5.50% 6/1/36	29,994	33,747
5.50% 11/1/36	68,136	76,279
5.50% 12/1/36	14,945	16,779
5.50% 4/1/38	287,971	323,209
5.50% 6/1/38	40,517	45,483
5.50% 6/1/39	314,787	353,106
5.50% 3/1/40	166,067	186,414
5.50% 8/1/40	666,269	747,356

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 30 yr
5.50% 1/1/41	187,460	$210,037
5.50% 6/1/41	788,094	883,760
6.00% 2/1/36	385,954	443,534
6.00% 3/1/36	172,279	197,412
6.00% 1/1/38	66,681	75,684
6.00% 6/1/38	188,159	214,034
6.00% 8/1/38	287,925	328,687
6.00% 5/1/40	78,133	88,857
6.00% 7/1/40	528,197	603,528
6.50% 11/1/33	29,022	33,247
6.50% 1/1/35	146,395	175,908
6.50% 8/1/38	50,492	57,842
6.50% 4/1/39	288,312	330,285
7.00% 1/1/38	46,784	53,069
GNMA I S.F. 30 yr
5.00% 6/15/40	96,090	107,167
7.00% 12/15/34	238,888	289,181
GNMA II S.F. 30 yr
6.00% 4/20/34	8,548	9,615

Total Agency Mortgage-Backed Securities (cost $221,890,721)		227,390,997

Collateralized Debt Obligations – 0.69%

ACAS CLO
Series 2007-1A A1S 144A 0.467% 4/20/21 #•	605,877	601,454
ALM VII
Series 2012-7A A1 144A 1.677% 10/19/24 #•	250,000	249,405
Cavalry CLO V
Series 2014-5A A 144A 1.528% 1/16/24 #•	400,000	397,480
Cordatus CLO I
Series 2006-1X A1 0.37% 1/30/24 •	EUR 6,787,718	7,235,612
Elm CLO
Series 2014-1A A 144A 1.676% 1/17/23 #•	600,000	599,700
Euro-Galaxy CLO
Series 2006-1X A2 0.295% 10/23/21 •	EUR 1,029,669	1,100,603
Franklin CLO V
Series 5A A2 144A 0.531% 6/15/18 #•	1,125,370	1,120,868
Lockwood Grove CLO
Series 2014-1A A1 144A 1.622% 1/25/24 #•	400,000	398,520

	Principal amount°		Value (U.S. $)

Collateralized Debt Obligations (continued)

Queen Street CLO II
Series 2007-1X A1 0.328% 8/15/24 •	EUR	534,391	$572,124
Stoney Lane Funding I
Series 2007-1A A1 144A 0.497% 4/18/22 #•		843,647	835,042
Symphony CLO VII
Series 2011-7A A 144A 1.506% 7/28/21 #•		835,279	834,610
Voya CLO
Series 2012-2AR AR 144A 1.57% 10/15/22 #•		200,000	199,900

Total Collateralized Debt Obligations (cost $14,548,306)			14,145,318

Commercial Mortgage-Backed Securities – 2.78%

BAMLL Commercial Mortgage Securities Trust
Series 2015-ASHF A 144A 1.394% 1/15/28 #•		900,000	900,000
Banc of America Commercial Mortgage Trust
Series 2006-1 AM 5.421% 9/10/45 •		210,000	215,757
Series 2007-4 AM 5.821% 2/10/51 •		505,000	548,691
Bank of America Re-REMIC
Series 2009-UBER2 144A 5.678% 2/24/51 #•		2,102,986	2,197,515
CD Commercial Mortgage Trust
Series 2005-CD1 AM 5.225% 7/15/44 •		665,000	675,250
Series 2005-CD1 C 5.225% 7/15/44 •		250,000	253,577
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47		1,100,000	1,173,359
COMM Mortgage Trust
Series 2014-CR19 A5 3.796% 8/10/47		470,000	507,867
Series 2014-CR20 A4 3.59% 11/10/47		910,000	968,083
Series 2014-CR20 AM 3.938% 11/10/47		575,000	614,103
Commercial Mortgage Trust
Series 2005-GG5 A5 5.224% 4/10/37 •		983,693	990,952

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Commercial Mortgage Trust
Series 2006-GG7 A4 5.816% 7/10/38 •	1,092,788	$1,132,610
CSMC
Series 2010-UD1 A 144A 5.771% 12/16/49 #•	1,753,052	1,851,731
DBUBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46 #	2,050,000	2,340,610
Series 2011-LC1A C 144A 5.558% 11/10/46 #•	815,000	924,849
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.618% 11/25/49 #•	485,000	532,100
Series 2011-K15 B 144A 4.932% 8/25/44 #•	75,000	83,406
Series 2011-K702 B 144A 4.771% 4/25/44 #•	210,000	225,586
Series 2011-K703 B 144A 4.884% 7/25/44 #•	660,000	712,786
Series 2012-K19 B 144A 4.037% 5/25/45 #•	145,000	154,919
Series 2012-K22 B 144A 3.687% 8/25/45 #•	665,000	690,782
Series 2012-K708 B 144A 3.761% 2/25/45 #•	1,705,000	1,779,783
Series 2012-K708 C 144A 3.761% 2/25/45 #•	230,000	235,556
Series 2012-K711 B 144A 3.562% 8/25/45 #•	820,000	855,574
Series 2013-K33 B 144A 3.504% 8/25/46 #•	505,000	516,883
Series 2013-K712 B 144A 3.369% 5/25/45 #•	2,215,000	2,279,062
Series 2013-K713 B 144A 3.165% 4/25/46 #•	1,215,000	1,238,476
GRACE Mortgage Trust
Series 2014-GRCE A 144A 3.369% 6/10/28 #	2,200,000	2,324,760
GS Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38 •	595,000	604,643
Series 2010-C1 A2 144A 4.592% 8/10/43 #	915,000	1,021,744
Series 2010-C1 C 144A 5.635% 8/10/43 #•	375,000	420,279
Hilton USA Trust
Series 2013-HLT AFX 144A 2.662% 11/5/30 #	3,540,000	3,548,050
Series 2013-HLT BFX 144A 3.367% 11/5/30 #	1,620,000	1,640,589

(continues	)	45

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

Hyatt Hotel Portfolio Trust
Series 2015-HYT A 144A 1.425% 11/15/29 #•		900,000	$901,109
JPMBB Commercial Mortgage Securities Trust
Series 2014-C18 A1 1.254% 2/15/47		975,459	974,932
Series 2014-C22 B 4.562% 9/15/47 •		470,000	513,454
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.724% 8/12/37 •		230,000	249,797
Series 2005-LDP5 D 5.382% 12/15/44 •		420,000	428,873
Series 2006-LDP8 AM 5.44% 5/15/45		1,558,000	1,636,375
Series 2007-LDPX A3 5.42% 1/15/49		1,068,218	1,132,554
Series 2011-C5 C 144A 5.323% 8/15/46 #•		410,000	460,138
LB-UBS Commercial Mortgage Trust
Series 2004-C1 A4 4.568% 1/15/31		38,660	39,330
Series 2006-C6 AJ 5.452% 9/15/39 •		920,000	964,822
Series 2006-C6 AM 5.413% 9/15/39		2,445,000	2,580,245
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C18 A4 3.923% 10/15/47		625,000	681,601
Morgan Stanley Capital I Trust
Series 2005-HQ7 AJ 5.204% 11/14/42 •		615,000	622,817
Series 2005-HQ7 C 5.204% 11/14/42 •		870,000	875,463
Series 2006-T21 AM 5.204% 10/12/52 •		600,000	615,239
Series 2015-XLF1 A 144A 1.30% 8/13/16 #•		1,900,000	1,899,392
Morgan Stanley Re-REMIC Trust
Series 2009-GG10 A4A 144A 5.796% 8/12/45 #•		4,033,966	4,318,647
Silenus European Loan
Conduit No. 25X A 0.198% 5/15/19 •	EUR	824,766	886,107

	Principal amount°	Value (U.S. $)

Commercial Mortgage-Backed Securities (continued)

TimberStar Trust I
Series 2006-1A A 144A 5.668% 10/15/36 #	415,000	$439,210
Wachovia Bank Commercial Mortgage Trust
Series 2006-C28 A4FL 144A 0.327% 10/15/48 #•	873,356	866,164
Series 2007-C32 A4FL 144A 0.352% 6/15/49 #•	700,000	686,403
WFRBS Commercial Mortgage Trust
Series 2014-C23 A5 3.917% 10/15/57	545,000	595,624

Total Commercial Mortgage-Backed Securities (cost $56,022,225)		56,528,228

Convertible Bonds – 0.77%

Abengoa 144A 5.125% exercise price $38.74, expiration date 2/23/17 #	400,000	402,500
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	608,000	599,260
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	206,000	213,339
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	421,000	458,890
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20	291,000	442,138
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	576,000	600,840
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	275,000	256,953
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	604,000	584,747
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20	536,000	532,985

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Cemex 3.25% exercise price $9.65, expiration date 3/9/16	367,000	$412,646
Chart Industries 2.00% exercise price $69.03, expiration date 7/30/18	177,000	171,137
Chesapeake Energy 2.25%exercise price $80.28, expiration date 12/14/38	200,000	182,500
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	283,000	348,267
Gain Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18	158,000	170,344
General Cable 4.50% exercise price $34.47, expiration date 11/15/29 f	580,000	462,187
Gilead Sciences 1.625% exercise price $22.71, expiration date 4/29/16	131,000	564,611
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	259,000	321,322
Illumina 0.25% exercise price $83.55, expiration date 3/11/16	113,000	250,084
Intel 3.25% exercise price $21.47, expiration date 8/1/39	200,000	316,126
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	483,000	558,469
Jefferies Group 3.875% exercise price $44.94, expiration date 10/31/29	355,000	360,103
Lexington Realty Trust 144A 6.00% exercise price $6.60, expiration date 1/11/30 #	147,000	213,426
Liberty Interactive
0.75% exercise price $1,000.00, expiration date 3/30/43	462,000	647,089
144A 1.00% exercise price $64.31, expiration date 9/28/43 #	369,000	362,543
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	598,000	621,546

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Microchip Technology 144A 1.625% exercise price $68.17, expiration date 2/13/25 #	66,000	$68,846
Mylan 3.75% exercise price $13.32, expiration date 9/10/15	130,000	578,581
Novellus Systems 2.625% exercise price $34.78, expiration date 5/14/41	268,000	548,563
Nuance Communications 2.75% exercise price $32.30, expiration date 11/1/31	35,000	34,913
NuVasive 2.75% exercise price $42.13,expiration date 6/30/17	576,000	722,160
NXP Semiconductors 144A 1.00% exercise price $102.84, expiration date 11/27/19 #	262,000	313,417
Oclaro 144A 6.00% exercise price $1.95, expiration date 2/14/20 #	101,000	123,536
Peabody Energy 4.75% exercise price $57.15, expiration date 12/15/41	668,000	239,227
PROS Holdings 144A 2.00% exercise price $33.79, expiration date 11/27/19 #	262,000	270,515
SanDisk 1.50% exercise price $51.16, expiration date 8/11/17	262,000	358,121
Spectrum Pharmaceuticals 2.75% exercise price $10.53, expiration date 12/13/18	176,000	161,810
Spirit Realty Capital 3.75% exercise price $13.10, expiration date 5/13/21	348,000	348,437
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19	219,000	152,205
TPG Specialty Lending 144A 4.50% exercise price $25.83, expiration date 12/15/19 #	372,000	371,535
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	487,000	297,070

(continues	)	47

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Convertible Bonds (continued)

Vector Group
1.75% exercise price $25.87, expiration date 4/15/20		424,000	$456,330
2.50% exercise price $16.78, expiration date 1/14/19 •		147,000	207,958
VeriSign 4.136% exercise price $34.37, expiration date 8/15/37		175,000	347,922

Total Convertible Bonds (cost $14,460,238)			15,655,198

Corporate Bonds – 40.32%

Banking – 9.61%
Abbey National Treasury Services 0.78% 3/13/17 •		225,000	225,176
Akbank 144A
4.00% 1/24/20 #		1,135,000	1,110,030
Ally Financial
2.75% 1/30/17		200,000	199,762
3.125% 1/15/16		100,000	100,500
3.50% 7/18/16		400,000	406,000
4.125% 2/13/22		135,000	131,963
4.625% 6/26/15		1,200,000	1,207,500
4.75% 9/10/18		200,000	206,250
5.50% 2/15/17		1,800,000	1,876,500
ANZ New Zealand International 144A 2.60% 9/23/19 #		200,000	204,448
Australia & New Zealand Banking Group 2.625% 12/10/18	CAD	151,000	124,612
Banco do Brasil 144A 6.00% 1/22/20 #		3,200,000	3,424,000
Banco Mercantil del Norte 144A 4.375% 7/19/15 #		400,000	403,040
Banco Santander Chile 144A 3.75% 9/22/15 #		2,200,000	2,225,771
Banco Votorantim 144A 5.25% 2/11/16 #@		2,300,000	2,323,000
Bank of America
0.571% 6/15/17 •		3,800,000	3,769,938
1.293% 1/15/19 •		1,130,000	1,146,525
2.60% 1/15/19		1,200,000	1,222,008
3.30% 1/11/23		716,000	726,078
4.25% 10/22/26		2,125,000	2,196,727
5.65% 5/1/18		900,000	999,051
5.75% 12/1/17		700,000	770,724

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Bank of America
6.00% 9/1/17		1,700,000	$1,871,185
6.875% 4/25/18		3,825,000	4,378,317
7.625% 6/1/19		800,000	966,470
Bank of Montreal
0.773% 7/15/16 •		565,000	567,620
Bank of New York Mellon
0.747% 9/11/19 •		830,000	826,509
2.15% 2/24/20		1,960,000	1,977,346
Bank of Nova Scotia
0.773% 7/15/16 •		835,000	839,085
Barclays Bank
7.625% 11/21/22		2,025,000	2,374,313
BB&T
0.915% 2/1/19 •		750,000	752,938
1.131% 6/15/18 •		65,000	65,664
2.45% 1/15/20		1,435,000	1,460,730
5.25% 11/1/19		1,241,000	1,404,706
BBVA Banco Continental
144A 2.25% 7/29/16 #		900,000	907,200
144A 5.00% 8/26/22 #		540,000	576,720
BBVA Bancomer
144A 6.50% 3/10/21 #		1,365,000	1,517,716
144A 7.25% 4/22/20 #		100,000	111,000
Branch Banking & Trust
3.80% 10/30/26		1,270,000	1,339,079
BRFkredit 2.00% 4/1/15	DKK	15,000,000	2,158,677
CIT Group 5.25% 3/15/18		2,500,000	2,593,750
Citigroup
0.805% 3/10/17 •		900,000	899,688
4.05% 7/30/22		150,000	157,611
6.125% 5/15/18		2,300,000	2,590,511
8.50% 5/22/19		1,400,000	1,745,099
City National 5.25% 9/15/20		770,000	884,926
Cooperatieve Centrale
Raiffeisen-Boerenleenbank
2.50% 9/4/20	NOK	1,740,000	225,553
4.25% 1/13/22	AUD	353,000	283,640
4.625% 12/1/23		1,665,000	1,803,183
6.875% 3/19/20	EUR	2,400,000	3,162,783
Credit Suisse 144A
6.50% 8/8/23 #		1,215,000	1,390,309
Credit Suisse Group
144A 6.25% 12/29/49 #•		270,000	266,085
144A 7.50% 12/29/49 #•		200,000	215,250
Credit Suisse Group Funding Guernsey 144A 3.75% 3/26/25 #		1,155,000	1,170,926

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Depfa ACS Bank 4.875% 5/21/19	EUR	2,500,000	$3,207,785
DNB Bank 144A 3.20% 4/3/17 #		3,300,000	3,420,826
Eksportfinans
2.00% 9/15/15		1,300,000	1,303,783
2.375% 5/25/16		500,000	503,035
5.50% 5/25/16		800,000	832,320
5.50% 6/26/17		300,000	320,250
Export-Import Bank of China 144A 2.50% 7/31/19 #		1,025,000	1,039,836
Export-Import Bank of Korea
1.121% 9/17/16 •		900,000	904,017
1.25% 11/20/15		400,000	401,298
4.375% 9/15/21		700,000	781,797
5.00% 4/11/22		2,000,000	2,321,340
5.125% 6/29/20		1,500,000	1,719,111
Goldman Sachs Group
0.398% 5/18/15 •	EUR	100,000	107,588
0.657% 7/22/15 •		200,000	200,062
0.715% 3/22/16 •		300,000	299,992
1.357% 11/15/18 •		420,000	424,961
1.417% 4/23/20 •		1,800,000	1,825,099
2.60% 4/23/20		1,940,000	1,962,913
3.55% 2/12/21	CAD	200,000	169,156
3.617% 8/21/19 •	AUD	140,000	107,716
3.70% 8/1/15		1,900,000	1,918,793
5.20% 12/17/19	NZD	932,000	713,988
5.35% 1/15/16		1,400,000	1,448,247
5.95% 1/18/18		700,000	779,937
6.25% 9/1/17		1,100,000	1,220,516
Hana Bank 1.375% 2/5/16		1,800,000	1,803,953
HBOS 0.964% 9/6/17 •		500,000	500,250
HSBC Bank 144A 0.897% 5/15/18 #•		620,000	623,328
HSBC Holdings 6.375% 3/29/49 •		3,290,000	3,372,250
HSBC New Zealand 4.54% 12/10/18 •	NZD	500,000	377,131
ICICI Bank 4.75% 11/25/16		2,600,000	2,718,823
JPMorgan Chase
0.886% 1/28/19 •		574,000	575,601
1.50% 1/27/25	EUR	903,000	1,003,223
2.25% 1/23/20		5,775,000	5,791,234
3.15% 7/5/16		100,000	102,614
4.125% 12/15/26		2,670,000	2,774,408
4.25% 11/2/18	NZD	570,000	428,234
4.40% 7/22/20		400,000	439,608

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
JPMorgan Chase
6.30% 4/23/19		300,000	$348,681
6.75% 1/29/49 •		590,000	643,100
JPMorgan Chase Bank
0.60% 6/13/16 •		500,000	498,797
0.748% 5/31/17 •	EUR	2,400,000	2,583,403
4.375% 11/30/21 •	EUR	2,600,000	2,957,391
6.00% 10/1/17		600,000	664,495
KBC Bank 8.00% 1/25/23 •		2,200,000	2,477,750
KeyBank 6.95% 2/1/28		1,220,000	1,627,933
Korea Development Bank 1.50% 1/22/18		900,000	896,862
Lloyds Banking Group
4.50% 11/4/24		1,150,000	1,196,812
7.50% 4/30/49 •		1,205,000	1,283,325
Morgan Stanley
1.106% 1/24/19 •		369,000	370,573
1.396% 1/27/20 •		845,000	858,633
3.125% 8/5/21	CAD	387,000	319,774
3.45% 11/2/15		1,000,000	1,015,596
4.35% 9/8/26		1,135,000	1,191,389
5.00% 9/30/21	AUD	359,000	293,112
5.45% 1/9/17		700,000	749,129
MUFG Americas Holdings
2.25% 2/10/20		685,000	687,100
3.00% 2/10/25		1,595,000	1,580,285
National City Bank 0.634% 6/7/17 •		325,000	323,584
Nordea Kredit Realkreditak-tieselskab 2.00% 10/1/15	DKK	14,000,000	2,040,439
Northern Trust 3.95% 10/30/25		550,000	591,624
Novo Banco
5.00% 4/4/19	EUR	50,000	55,655
5.00% 5/21/19	EUR	50,000	55,613
5.875% 11/9/15	EUR	200,000	217,080
NRW Bank 0.451% 7/8/16 •		3,800,000	3,808,345
Nykredit Realkredit 2.00% 10/1/15	DKK	15,000,000	2,186,185
Oversea-Chinese Banking 144A 4.00% 10/15/24 #•		220,000	229,572
PNC Bank
3.30% 10/30/24		995,000	1,034,985
6.875% 4/1/18		1,415,000	1,623,806
PNC Funding 5.625% 2/1/17		225,000	241,982
PNC Preferred Funding Trust II 144A 1.493% 3/29/49 #•		2,000,000	1,840,000

(continues	)	49

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Realkredit Danmark 2.00% 1/1/16	DKK	43,300,000	$6,337,689
Royal Bank of Canada 0.587% 1/23/17 •		530,000	531,271
Royal Bank of Scotland Group
144A 6.99% 10/29/49 #•		200,000	237,000
9.50% 3/16/22 •		1,400,000	1,581,903
Santander Bank 1.182% 1/12/18 •		1,400,000	1,401,326
Santander Holdings USA 3.45% 8/27/18		1,335,000	1,390,317
Santander UK 144A 5.00% 11/7/23 #		2,760,000	2,977,369
State Bank of India 144A 4.50% 7/27/15 #		200,000	202,097
State Street 3.10% 5/15/23		525,000	531,989
Sumitomo Mitsui Banking 0.574% 7/11/17 •		1,000,000	996,965
SunTrust Bank 0.553% 8/24/15 •		505,000	504,855
SunTrust Banks 2.35% 11/1/18		535,000	543,778
SVB Financial Group 3.50% 1/29/25		2,205,000	2,195,089
Toronto-Dominion Bank 0.805% 4/30/18 •		835,000	839,182
Turkiye Garanti Bankasi 144A 4.75% 10/17/19 #		1,083,000	1,096,018
U.S. Bancorp 3.60% 9/11/24		1,275,000	1,331,740
UBS
4.75% 5/22/23 •		400,000	414,658
5.875% 12/20/17		1,163,000	1,291,823
7.625% 8/17/22		500,000	607,321
US Bank
0.485% 1/30/17 •		850,000	850,635
2.80% 1/27/25		1,285,000	1,285,604
USB Capital IX 3.50% 10/29/49 •		1,820,000	1,515,150
USB Realty 144A 1.40% 12/29/49 #•		500,000	457,500
Wells Fargo
0.935% 1/30/20 •		1,180,000	1,187,495
1.25% 7/20/16		10,300,000	10,360,133
3.50% 9/12/29	GBP	196,000	311,787
4.75% 8/27/24	AUD	260,000	214,916
5.875% 12/29/49 •		425,000	450,585
Woori Bank
144A 2.875% 10/2/18 #		565,000	581,139
144A 4.75% 4/30/24 #		1,000,000	1,070,868

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Zions Bancorp 4.50% 6/13/23		830,000	$879,243

			195,599,670

Basic Industry – 1.78%
AECOM
144A 5.75% 10/15/22 #		190,000	197,125
144A 5.875% 10/15/24 #		785,000	826,213
AK Steel 7.625% 5/15/20		280,000	242,200
ArcelorMittal
6.125% 6/1/18		322,000	346,794
10.60% 6/1/19		830,000	1,018,306
Axalta Coating Systems U.S. Holdings 144A 7.375% 5/1/21 #		. 400,000	. 432,000
BHP Billiton Finance 3.25% 9/25/24	GBP	223,000	350,436
BHP Billiton Finance USA 0.523% 9/30/16 •		500,000	500,231
Braskem Finance 6.45% 2/3/24		285,000	275,737
Builders FirstSource 144A 7.625% 6/1/21 #		175,000	176,750
CF Industries
6.875% 5/1/18		1,690,000	1,927,991
7.125% 5/1/20		300,000	361,877
Consolidated Energy Finance 144A 6.75% 10/15/19 #		690,000	698,625
Domtar 9.50% 8/1/16		800,000	875,410
Dow Chemical
3.50% 10/1/24		395,000	401,910
8.55% 5/15/19		2,322,000	2,909,789
Fibria Overseas Finance 5.25% 5/12/24		525,000	522,375
FMG Resources August 2006
144A 6.875% 4/1/22 #		1,362,000	1,011,285
144A 8.25% 11/1/19 #		285,000	246,169
Georgia-Pacific
144A 2.539% 11/15/19 #		1,050,000	1,065,664
144A 3.60% 3/1/25 #		635,000	652,271
8.00% 1/15/24		1,927,000	2,560,943
Gerdau Holdings 144A 7.00% 1/20/20 #		710,000	761,475
Gerdau Trade 144A 5.75% 1/30/21 #		255,000	255,956
Grace (W.R.) 144A 5.125% 10/1/21 #		635,000	660,400
HD Supply 7.50% 7/15/20		211,000	226,825

50

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
HD Supply 11.50% 7/15/20	530,000	$615,463
Inversiones 144A 6.125% 11/5/19 #	490,000	545,370
LSB Industries 7.75% 8/1/19	100,000	104,750
Lundin Mining 144A 7.50% 11/1/20 #	460,000	478,400
LYB International Finance 4.875% 3/15/44	70,000	75,491
LyondellBasell Industries
4.625% 2/26/55	1,650,000	1,650,457
5.00% 4/15/19	500,000	551,861
Methanex 4.25% 12/1/24	1,270,000	1,289,257
MMC Norilsk Nickel 144A 5.55% 10/28/20 #	258,000	248,359
Nortek 8.50% 4/15/21	545,000	585,875
NOVA Chemicals 144A 5.00% 5/1/25 #	1,242,000	1,300,995
Novelis 8.75% 12/15/20	490,000	527,363
OCP
144A 5.625% 4/25/24 #	1,185,000	1,293,131
144A 6.875% 4/25/44 #	535,000	599,869
Phosagro 144A 4.204% 2/13/18 #	628,000	594,716
PolyOne 5.25% 3/15/23	290,000	302,325
Potash of Saskatchewan 3.00% 4/1/25	745,000	747,563
PPG Industries 2.30% 11/15/19	685,000	693,499
Rio Tinto Finance USA 1.111% 6/17/16 •	420,000	421,071
Rockwood Specialties Group 4.625% 10/15/20	690,000	720,187
Ryerson
9.00% 10/15/17	320,000	324,000
11.25% 10/15/18	89,000	90,780
TPC Group 144A 8.75% 12/15/20 #	305,000	280,600
USG 6.30% 11/15/16	800,000	842,000
Weyerhaeuser 4.625% 9/15/23	1,140,000	1,255,403
Yamana Gold 4.95% 7/15/24	625,000	615,637

		36,259,179

Brokerage – 0.40%
Affiliated Managers Group 3.50% 8/1/25	930,000	930,843
Bear Stearns 6.40% 10/2/17	700,000	781,405

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Brokerage (continued)
Bear Stearns 7.25% 2/1/18		2,000,000	$2,304,020
E*TRADE Financial 4.625% 9/15/23		601,000	613,020
Jefferies Group
5.125% 1/20/23		585,000	608,205
6.45% 6/8/27		331,000	359,135
6.50% 1/20/43		220,000	219,598
Lazard Group
3.75% 2/13/25		2,100,000	2,075,317
6.85% 6/15/17		215,000	238,980

			8,130,523

Capital Goods – 0.64%
Accudyne Industries 144A 7.75% 12/15/20 #		315,000	282,713
Algeco Scotsman Global Finance
144A 8.50% 10/15/18 #		700,000	697,375
144A 10.75% 10/15/19 #		170,000	140,250
Berry Plastics 5.50% 5/15/22		240,000	246,900
BWAY Holding 144A 9.125% 8/15/21 #		730,000	762,850
Cemex
144A 4.375% 3/5/23 #	EUR	605,000	653,087
144A 5.003% 10/15/18 #•		200,000	209,400
144A 7.25% 1/15/21 #		305,000	326,350
Cemex Finance 144A 9.375% 10/12/22 #		870,000	991,800
Consolidated Container 144A 10.125% 7/15/20 #		285,000	249,375
Crane
2.75% 12/15/18		225,000	230,866
4.45% 12/15/23		1,180,000	1,265,004
Gates Global 144A 6.00% 7/15/22 #		425,000	403,219
Ingersoll-Rand Global Holding 4.25% 6/15/23		1,410,000	1,508,099
Lockheed Martin 3.80% 3/1/45		380,000	379,420
Masco 4.45% 4/1/25		610,000	631,350
Milacron 144A 7.75% 2/15/21 #		345,000	358,800
Parker-Hannifin 3.30% 11/21/24		65,000	68,324
Plastipak Holdings 144A 6.50% 10/1/21 #		370,000	378,325
Reynolds Group Issuer 8.25% 2/15/21		370,000	397,750

(continues	)	51

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
TransDigm
6.00% 7/15/22		240,000	$241,200
6.50% 7/15/24		65,000	65,650
7.50% 7/15/21		345,000	372,600
Trinity Industries 4.55% 10/1/24		1,010,000	1,017,295
Tyco Electronics Group 0.453% 1/29/16 •		515,000	515,060
Votorantim Cimentos 144A 7.25% 4/5/41 #		540,000	531,924

			12,924,986

Communications – 5.47%
Alibaba Group Holding
144A 0.782% 11/28/17 #•		345,000	344,122
144A 2.50% 11/28/19 #		7,500,000	7,510,763
144A 3.125% 11/28/21 #		1,685,000	1,699,412
Altice
144A 7.625% 2/15/25 #		200,000	201,375
144A 7.75% 5/15/22 #		480,000	489,300
Altice Financing 144A 6.625% 2/15/23 #		1,835,000	1,899,225
America Movil
5.00% 3/30/20		720,000	819,518
6.00% 6/9/19	MXN	31,600,000	2,082,223
American Tower Trust I
144A 1.551% 3/15/43 #		425,000	424,477
144A 3.07% 3/15/23 #		970,000	977,472
AT&T
0.693% 3/30/17 •		1,000,000	998,722
1.171% 11/27/18 •		830,000	841,705
4.35% 6/15/45		690,000	662,684
5.35% 9/1/40		1,155,000	1,264,995
Bell Canada 3.35% 3/22/23	CAD	219,000	182,150
Bharti Airtel International
Netherlands 144A 5.35% 5/20/24 #		1,245,000	1,377,281
CC Holdings GS V 3.849% 4/15/23		450,000	456,359
CCO Holdings 5.25% 9/30/22		380,000	389,975
CCOH Safari 5.75% 12/1/24		2,740,000	2,829,050
CenturyLink
5.80% 3/15/22		2,155,000	2,254,669
6.75% 12/1/23		340,000	375,700
Cequel Communications Holdings I 144A 6.375% 9/15/20 #		435,000	460,556

	Principal amount°		Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Columbus International 144A 7.375% 3/30/21 #		1,300,000	$1,371,500
Comcast
3.375% 2/15/25		2,810,000	2,942,303
5.70% 5/15/18		1,000,000	1,129,227
Cox Communications 144A 3.85% 2/1/25 #		1,485,000	1,532,443
Crown Castle Towers 144A 4.883% 8/15/20 #		2,090,000	2,301,193
CSC Holdings 144A 5.25% 6/1/24 #		2,145,000	2,193,263
Deutsche Telekom International Finance 6.50% 4/8/22	GBP	36,000	67,949
Digicel Group 144A 8.25% 9/30/20 #		1,580,000	1,590,270
DISH DBS 5.00% 3/15/23		640,000	623,872
Gray Television 7.50% 10/1/20		695,000	734,963
Grupo Televisa 5.00% 5/13/45		645,000	674,574
Hughes Satellite Systems 7.625% 6/15/21		280,000	309,050
Intelsat Luxembourg
7.75% 6/1/21		315,000	291,769
8.125% 6/1/23		4,290,000	3,968,250
Interpublic Group 2.25% 11/15/17		15,000	15,130
KT 144A 1.75% 4/22/17 #		900,000	902,041
Lamar Media 5.00% 5/1/23		795,000	816,863
Level 3 Financing 5.375% 8/15/22		465,000	480,839
MDC Partners 144A 6.75% 4/1/20 #		270,000	285,525
Millicom International Cellular
144A 6.00% 3/15/25 #		645,000	645,806
144A 6.625% 10/15/21 #		685,000	726,956
Motorola Solutions 4.00% 9/1/24		1,290,000	1,335,589
MTN Mauritius Investments 144A 4.755% 11/11/24 #		500,000	504,750
MTS International Funding 144A 8.625% 6/22/20 #		670,000	705,229
NBCUniversal Enterprise 144A 0.938% 4/15/18 #•		840,000	846,802
Netflix 144A 5.875% 2/15/25 #		2,755,000	2,841,094
Nielsen Finance 144A 5.00% 4/15/22 #		685,000	691,850

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Numericable-SFR 144A 6.00% 5/15/22 #	900,000	$912,375
Oi 144A 5.75% 2/10/22 #	520,000	429,260
Orange
2.75% 9/14/16	100,000	102,290
5.50% 2/6/44	870,000	1,036,935
Priceline Group 3.65% 3/15/25	1,880,000	1,917,111
SBA Tower Trust
144A 2.24% 4/16/18 #	735,000	735,560
144A 2.898% 10/15/19 #	600,000	607,292
SES 144A 3.60% 4/4/23 #	1,555,000	1,631,745
SES GLOBAL Americas Holdings 144A 5.30% 3/25/44 #	1,495,000	1,684,034
Sinclair Television Group 5.375% 4/1/21	1,405,000	1,447,150
Sirius XM Radio
144A 5.375% 4/15/25 #	465,000	468,487
144A 6.00% 7/15/24 #	1,310,000	1,378,775
Sky 144A 3.75% 9/16/24 #	1,905,000	1,973,386
Sprint
7.125% 6/15/24	2,890,000	2,832,200
7.25% 9/15/21	620,000	625,425
7.625% 2/15/25	65,000	65,000
7.875% 9/15/23	1,160,000	1,189,000
Sprint Communications 9.125% 3/1/17	100,000	109,500
Telefonica Emisiones
4.57% 4/27/23	1,010,000	1,113,301
6.421% 6/20/16	1,750,000	1,859,995
Telemar Norte Leste 144A 5.50% 10/23/20 #	878,000	775,713
Time Warner Cable
6.75% 7/1/18	1,500,000	1,724,742
8.25% 4/1/19	2,195,000	2,687,137
T-Mobile USA
6.125% 1/15/22	970,000	1,003,950
6.836% 4/28/23	690,000	728,813
Unitymedia KabelBW 144A 6.125% 1/15/25 #	515,000	545,900
Univision Communications 144A 5.125% 5/15/23 #	210,000	214,200
UPCB Finance IV 144A 5.375% 1/15/25 #	745,000	745,000
Verizon Communications
1.801% 9/15/16 •	1,900,000	1,931,308
2.021% 9/14/18 •	2,895,000	3,022,079
2.50% 9/15/16	138,000	140,987

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Communications (continued)
Verizon Communications
3.00% 11/1/21		5,000	$5,107
3.25% 2/17/26	EUR	323,000	415,660
3.65% 9/14/18		2,200,000	2,340,507
4.40% 11/1/34		1,380,000	1,410,357
4.50% 9/15/20		2,000,000	2,210,156
4.862% 8/21/46		1,985,000	2,083,275
5.15% 9/15/23		750,000	860,461
Viacom 4.85% 12/15/34		2,280,000	2,362,816
Vimpel Communications 144A 7.748% 2/2/21 #		620,000	616,094
Virgin Media Finance 144A 6.375% 4/15/23 #		450,000	481,500
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		200,000	204,500
VTR Finance 144A 6.875% 1/15/24 #		1,485,000	1,544,400
Wind Acquisition Finance 144A 7.375% 4/23/21 #		395,000	410,800
Windstream
7.50% 4/1/23		110,000	105,600
7.75% 10/1/21		205,000	205,513
WPP Finance 2010 5.625% 11/15/43		1,085,000	1,283,521

			111,249,750

Consumer Cyclical – 3.22%
American Axle & Manufacturing 6.25% 3/15/21		415,000	438,863
American Honda Finance 144A 0.636% 5/26/16 # •		435,000	436,728
AutoZone 6.95% 6/15/16		300,000	320,402
Bed Bath & Beyond 4.915% 8/1/34		935,000	1,004,438
BorgWarner 3.375% 3/15/25		285,000	293,953
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #		305,000	235,613
Chinos Intermediate Holdings
A 144A PIK 7.75%
5/1/19 #T		340,000	299,200
CVS Pass Through Trust 144A 5.773% 1/10/33 #¿		89,366	105,313
Daimler 2.75% 12/10/18	NOK	1,870,000	244,144
Daimler Finance North America
144A 0.595% 8/1/17 #•		540,000	539,300
144A 0.615% 3/10/17 #•		650,000	650,883
144A 1.25% 1/11/16 #		1,300,000	1,305,058

(continues	)	53

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Daimler Finance North America 144A 3.00% 3/28/16 #	280,000	$285,998
Dana Holding 5.50% 12/15/24	240,000	248,400
Delphi
4.15% 3/15/24	795,000	846,689
5.00% 2/15/23	195,000	209,625
Ford Motor 7.45% 7/16/31	745,000	1,031,245
Ford Motor Credit
0.784% 9/8/17 •	500,000	497,422
2.75% 5/15/15	500,000	501,118
4.207% 4/15/16	1,300,000	1,337,496
5.875% 8/2/21	1,000,000	1,178,788
7.00% 4/15/15	1,100,000	1,102,034
General Motors
3.50% 10/2/18	1,690,000	1,739,956
5.00% 4/1/35	710,000	760,034
General Motors Financial
3.00% 9/25/17	900,000	918,000
3.15% 1/15/20	295,000	298,834
4.00% 1/15/25	345,000	352,565
4.375% 9/25/21	695,000	739,021
Historic TW 6.875% 6/15/18	2,200,000	2,560,461
Host Hotels & Resorts
3.75% 10/15/23	2,100,000	2,132,315
4.75% 3/1/23	910,000	982,359
5.875% 6/15/19	325,000	337,299
Hyundai Capital America
144A 2.125% 10/2/17 #	615,000	621,448
144A 2.55% 2/6/19 #	715,000	727,822
Hyundai Capital Services
144A 1.07% 3/18/17 #•	205,000	205,358
International Game Technology 5.35% 10/15/23	1,460,000	1,483,541
INVISTA Finance 144A 4.25% 10/15/19 #	1,060,000	1,058,675
Kia Motors 3.625% 6/14/16	900,000	924,071
Landry’s 144A 9.375% 5/1/20 #	515,000	554,913
Lear 5.25% 1/15/25	1,710,000	1,752,750
Lowe’s 0.685% 9/10/19 •	520,000	522,571
Magna International 3.625% 6/15/24	1,740,000	1,776,126
Marriott International 3.375% 10/15/20	650,000	681,548
Meritor 6.75% 6/15/21	210,000	218,400

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
MGM Resorts International
6.00% 3/15/23		1,710,000	$1,765,575
7.50% 6/1/16		100,000	105,320
10.00% 11/1/16		300,000	333,750
PACCAR Financial 0.864% 12/6/18 •		835,000	840,238
PF Chang’s China Bistro 144A 10.25% 6/30/20 #		140,000	145,600
Pinnacle Entertainment 7.50% 4/15/21		425,000	450,500
QVC
4.375% 3/15/23		1,515,000	1,546,136
5.45% 8/15/34		1,080,000	1,074,384
RCI Banque 144A 4.60% 4/12/16 #		900,000	930,742
Sally Holdings 5.75% 6/1/22		340,000	363,375
Schaeffler Finance
144A 4.75% 5/15/23 #		200,000	202,500
7.75% 2/15/17	EUR	1,400,000	1,712,654
Schaeffler Holding Finance PIK 6.875% 8/15/18 T	EUR	1,300,000	1,468,420
Signet UK Finance 4.70% 6/15/24		1,290,000	1,326,578
Starwood Hotels & Resorts Worldwide
3.75% 3/15/25		2,280,000	2,344,647
4.50% 10/1/34		230,000	240,091
Target 2.30% 6/26/19		390,000	399,863
Tenedora Nemak 144A 5.50% 2/28/23 #		1,105,000	1,148,647
Toyota Finance Australia
2.25% 8/31/16	NOK	110,000	13,813
3.04% 12/20/16	NZD	760,000	560,975
TRW Automotive
144A 4.45% 12/1/23 #		1,585,000	1,600,850
144A 4.50% 3/1/21 #		405,000	409,050
Tupy Overseas 144A 6.625% 7/17/24 #		700,000	675,500
Volkswagen International Finance 144A 0.696% 11/18/16 # •		620,000	621,420
Volvo Treasury 1.227% 3/1/17 •	SEK	1,100,000	129,629
Wyndham Worldwide
3.90% 3/1/23		435,000	444,125
4.25% 3/1/22		725,000	757,721
5.625% 3/1/21		495,000	559,652
Wynn Las Vegas 5.375% 3/15/22		125,000	130,000

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Wynn Las Vegas 144A 5.50% 3/1/25 #		8,695,000	$8,847,163

			65,609,695

Consumer Non-Cyclical – 4.10%
Actavis Funding
1.30% 6/15/17		900,000	892,781
1.348% 3/12/18 •		300,000	302,111
2.35% 3/12/18		500,000	507,121
3.00% 3/12/20		1,300,000	1,331,507
3.45% 3/15/22		1,925,000	1,974,702
3.80% 3/15/25		1,305,000	1,349,525
4.55% 3/15/35		130,000	135,942
Air Medical Group Holdings 9.25% 11/1/18		301,000	317,555
AmerisourceBergen 3.25% 3/1/25		2,675,000	2,716,235
Amgen
0.862% 5/22/19 •		1,000,000	1,001,768
2.30% 6/15/16		125,000	126,913
3.875% 11/15/21		470,000	506,436
4.00% 9/13/29	GBP	216,000	351,577
Anheuser-Busch InBev Finance 0.655% 2/1/19 •		840,000	840,774
Anheuser-Busch InBev Worldwide 5.375% 1/15/20		1,000,000	1,153,100
Bayer U.S. Finance 144A 0.551% 10/6/17 #•		495,000	495,552
Becton Dickinson
0.721% 6/15/16 •		1,000,000	1,001,517
3.734% 12/15/24		890,000	933,330
Boston Scientific
2.65% 10/1/18		205,000	207,428
6.00% 1/15/20		1,665,000	1,918,453
BRF
144A 3.95% 5/22/23 #		465,000	432,892
144A 4.75% 5/22/24 #		600,000	585,000
Campbell Soup 3.30% 3/19/25		1,275,000	1,299,010
CareFusion 6.375% 8/1/19		1,330,000	1,556,442
CDK Global 144A 4.50% 10/15/24 #		700,000	722,850
Celgene
3.25% 8/15/22		925,000	947,267
3.95% 10/15/20		925,000	999,428
Cencosud 144A 5.15% 2/12/25 #		1,420,000	1,405,409

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Community Health Systems 6.875% 2/1/22	2,590,000	$2,781,013
ConAgra Foods 0.626% 7/21/16 •	260,000	259,077
DaVita HealthCare Partners 5.125% 7/15/24	705,000	720,422
EMD Finance
144A 2.95% 3/19/22 #	570,000	577,567
144A 3.25% 3/19/25 #	1,240,000	1,257,140
ENA Norte Trust 144A 4.95% 4/25/23 #	533,783	551,131
Express Scripts Holding
2.25% 6/15/19	765,000	769,211
3.50% 6/15/24	1,045,000	1,077,914
Fresenius Medical Care U.S. Finance II 144A 5.875% 1/31/22 #	355,000	. 392,275
Gilead Sciences 3.50% 2/1/25	920,000	971,356
HCA
3.75% 3/15/19	1,200,000	1,219,128
5.375% 2/1/25	1,330,000	1,401,487
HealthSouth
5.125% 3/15/23	235,000	240,287
5.75% 11/1/24	165,000	172,425
Heinz (H.J.) 144A 4.875% 2/15/25 #	300,000	325,875
HPHT Finance 15 144A 2.875% 3/17/20 #	835,000	844,491
Immucor 11.125% 8/15/19	470,000	507,013
JBS Investments 144A 7.75% 10/28/20 #	1,540,000	1,636,250
Kimberly-Clark 0.377% 5/15/16 •	900,000	900,941
Kinetic Concepts 10.50% 11/1/18	290,000	314,650
Kroger 0.787% 10/17/16 •	420,000	420,960
Lilly (Eli) 2.75% 6/1/25	680,000	683,886
Medtronic
0.351% 2/27/17 •	1,430,000	1,426,278
144A 3.15% 3/15/22 #	1,360,000	1,413,494
144A 3.50% 3/15/25 #	1,210,000	1,266,518
Merck
0.616% 5/18/18 •	835,000	838,221
0.631% 2/10/20 •	900,000	904,706
2.35% 2/10/22	840,000	841,535
2.75% 2/10/25	1,985,000	1,985,945
Minerva Luxembourg 144A 7.75% 1/31/23 #	260,000	256,750

(continues	)	55

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Mondelez International 4.125% 2/9/16		750,000	$770,376
Omnicare 5.00% 12/1/24		235,000	246,750
Par Pharmaceutical 7.375% 10/15/20		510,000	540,600
Pernod-Ricard 144A 5.75% 4/7/21 #		1,850,000	2,149,643
Perrigo
4.00% 11/15/23		1,125,000	1,177,577
5.30% 11/15/43		320,000	363,896
Perrigo Finance 3.50% 12/15/21		1,975,000	2,045,509
Pfizer 0.571% 6/15/18 •		754,000	754,841
Prestige Brands 144A 5.375% 12/15/21 #		475,000	483,313
Red de Carreteras de Occidente 144A 9.00% 6/10/28 #	MXN	8,440,000	535,077
Service International 5.375% 5/15/24		275,000	288,750
Smithfield Foods 6.625% 8/15/22		225,000	241,594
Smucker (J.M.)
144A 3.00% 3/15/22 #		325,000	330,395
144A 3.50% 3/15/25 #		1,475,000	1,519,496
144A 4.25% 3/15/35 #		395,000	410,503
Spectrum Brands
6.375% 11/15/20		405,000	431,325
6.625% 11/15/22		860,000	924,500
Tenet Healthcare 6.00% 10/1/20		728,000	773,500
Thermo Fisher Scientific
2.40% 2/1/19		1,430,000	1,451,403
3.30% 2/15/22		640,000	657,240
United Rentals North America
4.625% 7/15/23		700,000	709,625
5.50% 7/15/25		560,000	571,900
5.75% 11/15/24		535,000	555,063
VRX Escrow
144A 4.50% 5/15/23 #	EUR	4,200,000	4,551,896
144A 5.375% 3/15/20 #		400,000	404,500
144A 5.875% 5/15/23 #		880,000	904,200
Zimmer Holdings
3.15% 4/1/22		365,000	369,756
3.375% 11/30/21		1,290,000	1,327,567
3.55% 4/1/25		1,275,000	1,303,049
4.625% 11/30/19		1,270,000	1,400,080

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Zoetis 3.25% 2/1/23	2,335,000	$2,331,056

		83,495,551

Energy – 3.58%
Anadarko Petroleum 4.50% 7/15/44	1,825,000	1,874,640
BP Capital Markets 4.75% 3/10/19	160,000	177,247
Bristow Group 6.25% 10/15/22	420,000	401,100
California Resources
144A 5.00% 1/15/20 #	535,000	485,513
144A 5.50% 9/15/21 #	240,000	214,128
144A 6.00% 11/15/24 #	750,000	661,875
Canadian Natural Resources 0.648% 3/30/16 •	680,000	679,201
Chaparral Energy 7.625% 11/15/22	580,000	394,400
Chesapeake Energy
3.503% 4/15/19 •	300,000	289,500
5.75% 3/15/23	1,885,000	1,847,300
Chevron
0.792% 3/3/22 •	1,575,000	1,580,791
1.961% 3/3/20	1,005,000	1,012,131
2.411% 3/3/22	570,000	571,601
Cimarex Energy 4.375% 6/1/24	565,000	563,587
CNOOC Finance 2012 144A 3.875% 5/2/22 #	8,955,000	9,341,668
ConocoPhillips 4.30% 11/15/44	435,000	462,877
Continental Resources 4.50% 4/15/23	2,190,000	2,128,993
Devon Energy 0.811% 12/15/16 •	500,000	494,421
EOG Resources 3.15% 4/1/25	870,000	888,403
Exterran Partners 6.00% 4/1/21	130,000	120,250
Exxon Mobil
0.634% 3/6/22 •	1,125,000	1,129,164
2.397% 3/6/22	605,000	610,325
2.709% 3/6/25	2,325,000	2,351,679
Freeport-McMoRan Oil & Gas 6.50% 11/15/20	514,000	546,767
Harvest Operations 2.125% 5/14/18	500,000	503,589
KazMunayGas National 144A 6.375% 4/9/21 #	405,000	405,810

56

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Laredo Petroleum 7.375% 5/1/22	405,000	$419,681
Lukoil International Finance 144A 3.416% 4/24/18 #	515,000	475,474
MarkWest Energy Partners 4.875% 12/1/24	790,000	811,646
Murphy Oil USA 6.00% 8/15/23	550,000	592,625
Newfield Exploration
5.375% 1/1/26	1,110,000	1,123,320
5.625% 7/1/24	855,000	893,475
Noble Energy
3.90% 11/15/24	360,000	366,959
5.05% 11/15/44	705,000	742,641
Noble Holding International 4.00% 3/16/18	250,000	251,557
Northern Oil & Gas 8.00% 6/1/20	175,000	156,187
Oasis Petroleum 6.875% 3/15/22	520,000	509,600
ONGC Videsh 3.25% 7/15/19	400,000	407,138
PDC Energy 7.75% 10/15/22	125,000	131,875
Petrobras Global Finance
1.881% 5/20/16 •	2,300,000	2,179,480
2.00% 5/20/16	200,000	191,800
2.393% 1/15/19 •	500,000	434,375
2.631% 3/17/17 •	600,000	553,440
3.00% 1/15/19	786,000	680,534
3.151% 3/17/20 •	425,000	367,625
3.50% 2/6/17	600,000	563,010
4.875% 3/17/20	1,028,000	925,714
5.375% 1/27/21	600,000	547,290
5.875% 3/1/18	1,130,000	1,084,800
6.125% 10/6/16	100,000	99,974
7.875% 3/15/19	700,000	716,072
Petroleos Mexicanos 144A 4.25% 1/15/25 #	400,000	406,420
6.50% 6/2/41	390,000	443,625
Petronas Capital 144A 4.50% 3/18/45 #	215,000	216,824
Petronas Global Sukuk 144A 2.707% 3/18/20 #	1,240,000	1,247,601
Pride International 6.875% 8/15/20	2,785,000	3,175,229
PTT Exploration & Production 144A 4.875% 12/29/49 #•	900,000	904,500

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Regency Energy Partners
5.50% 4/15/23	220,000	$228,250
5.875% 3/1/22	140,000	152,600
Reliance Industries 144A 4.875% 2/10/45 #	415,000	397,101
Shell International Finance 0.467% 11/15/16 •	340,000	340,778
Sinopec Group Overseas Development 2012 144A 3.90% 5/17/22 #	3,200,000	3,366,570
Sinopec Group Overseas Development 2014 4.375% 4/10/24	4,600,000	5,009,225
Southwestern Energy
4.05% 1/23/20	200,000	206,896
7.50% 2/1/18	2,500,000	2,825,805
Statoil 0.716% 11/8/18 •	835,000	835,714
Talisman Energy 5.50% 5/15/42	1,325,000	1,316,910
Total Capital International 0.826% 8/10/18 •	840,000	845,132
Valero Energy
3.65% 3/15/25	880,000	901,835
4.90% 3/15/45	460,000	477,457
Williams 4.55% 6/24/24	685,000	664,663
Woodside Finance
144A 3.65% 3/5/25 #	1,025,000	1,017,877
144A 8.75% 3/1/19 #	1,125,000	1,383,103
YPF
7.758% 8/15/18 •	411,765	420,000
144A 8.75% 4/4/24 #	510,000	523,056
144A 8.875% 12/19/18 #	510,000	525,785

		72,796,208

Finance Companies – 1.74%
American Express 7.00% 3/19/18	6,600,000	7,630,293
American Express Credit 0.82% 3/18/19 •	1,500,000	1,500,741
BM&FBovespa 5.50% 7/16/20	1,000,000	1,075,000
BOC Aviation 144A 3.00% 3/30/20 #	500,000	499,667
Citicorp Lease Pass Through Trust Series 1999-1 144A 8.04% 12/15/19 # ¿	200,000	246,006
CME Group 3.00% 3/15/25	865,000	874,881
Corp Financiera de Desarrollo 144A 5.25% 7/15/29 # •	315,000	328,340

(continues	)	57

Schedules of investments

Optimum Fixed Income Fund

		Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Finance Companies (continued)
General Electric Capital
0.635% 5/5/26 •		920,000	$865,272
2.20% 1/9/20		875,000	885,243
144A 3.80% 6/18/19 #		345,000	369,603
4.208% 12/6/21	SEK	1,000,000	138,026
4.25% 1/17/18	NZD	140,000	105,484
4.65% 10/17/21		310,000	351,351
5.55% 5/4/20		470,000	547,842
6.00% 8/7/19		1,025,000	1,198,549
7.125% 12/29/49 •		2,100,000	2,472,750
GMAC International Finance 7.50% 4/21/15	EUR	100,000	107,946
HSBC Finance 0.692% 6/1/16 •		1,500,000	1,498,224
Hutchison Whampoa
International 14 144A 3.625% 10/31/24 #		765,000	785,291
International Lease Finance
4.875% 4/1/15		200,000	200,000
5.75% 5/15/16		900,000	936,675
144A 6.75% 9/1/16 #		1,640,000	1,746,600
144A 7.125% 9/1/18 #		100,000	112,500
8.625% 9/15/15		1,200,000	1,236,000
Murray Street Investment
Trust I 4.647% 3/9/17		4,700,000	4,982,935
Navient
6.25% 1/25/16		665,000	685,781
7.25% 1/25/22		550,000	581,625
Springleaf Finance 5.40% 12/1/15		700,000	713,195
SUAM Finance 144A 4.875% 4/17/24 #		985,000	1,021,937
Synchrony Financial 1.485% 2/3/20 •		500,000	502,903
Waha Aerospace 3.925% 7/28/20		1,155,000	1,214,194

			35,414,854

Insurance – 1.28%
American International Group
3.875% 1/15/35		3,405,000	3,433,820
8.175% 5/15/58 •		795,000	1,131,325
Berkshire Hathaway Finance
0.402% 1/10/17 •		120,000	120,073
2.90% 10/15/20		885,000	935,894
Chubb 6.375% 3/29/67 •		820,000	873,300
Five Corners Funding Trust
144A 4.419% 11/15/23 #		3,265,000	3,509,069

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Insurance (continued)
Highmark
144A 4.75% 5/15/21 #	445,000	$468,673
144A 6.125% 5/15/41 #	160,000	171,825
HUB International 144A 7.875% 10/1/21 #	380,000	390,450
Jackson National Life Global Funding 144A 1.25% 2/21/17 #	200,000	200,561
Liberty Mutual Group
144A 4.25% 6/15/23 #	925,000	986,957
144A 4.95% 5/1/22 #	320,000	354,016
MetLife 3.60% 4/10/24	950,000	1,005,167
MetLife Capital Trust IV 144A 7.875% 12/15/37 #	300,000	399,000
MetLife Capital Trust X 144A 9.25% 4/8/38 #	1,100,000	1,643,125
Metropolitan Life Global Funding I 144A 0.783% 7/15/16 # •	835,000	839,404
Peachtree Corners Funding Trust 144A 3.976% 2/15/25 #	705,000	716,627
Prudential Financial
4.50% 11/15/20	275,000	306,400
5.625% 6/15/43 •	440,000	468,600
5.875% 9/15/42 •	555,000	605,644
Stone Street Trust 144A 5.902% 12/15/15 #@	2,300,000	2,371,114
TIAA Asset Management Finance
144A 2.95% 11/1/19 #	1,420,000	1,456,897
144A 4.125% 11/1/24 #	1,460,000	1,544,078
USI 144A 7.75% 1/15/21 #	65,000	66,950
Voya Financial
5.65% 5/15/53 •	920,000	966,000
XLIT
4.45% 3/31/25	490,000	494,159
6.50% 10/29/49 •	655,000	581,313

		26,040,441

Natural Gas – 1.53%
AmeriGas Finance 7.00% 5/20/22	435,000	468,713
Enbridge Energy Partners 8.05% 10/1/37 •	1,210,000	1,303,775
Energy Transfer Partners
4.05% 3/15/25	1,435,000	1,450,024
4.90% 3/15/35	440,000	438,411
5.15% 3/15/45	570,000	575,746
9.70% 3/15/19	694,000	873,087

58

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Natural Gas (continued)
EnLink Midstream Partners 5.05% 4/1/45	870,000	$888,408
Enterprise Products Operating 7.034% 1/15/68 •	1,645,000	1,779,574
Florida Gas Transmission 144A 7.90% 5/15/19 #	320,000	382,682
Kinder Morgan
144A 5.00% 2/15/21 #	550,000	588,581
7.00% 6/15/17	800,000	882,885
Kinder Morgan Energy Partners
5.95% 2/15/18	1,000,000	1,106,272
6.85% 2/15/20	700,000	817,886
9.00% 2/1/19	1,280,000	1,560,454
Kinder Morgan Energy Partners 5.00% 10/1/21	620,000	665,957
ONEOK Partners 3.80% 3/15/20	515,000	525,688
Plains All American Pipeline
6.50% 5/1/18	800,000	908,469
8.75% 5/1/19	1,160,000	1,447,128
Ras Laffan Liquefied Natural Gas II 5.298% 9/30/20 @	1,718,100	1,855,118
Rockies Express Pipeline 144A 6.85% 7/15/18 #	500,000	542,500
Sabine Pass Liquefaction 5.75% 5/15/24	5,500,000	5,555,000
Suburban Propane Partners 7.375% 8/1/21	115,000	124,200
Sunoco Logistics Partners Operations 3.45% 1/15/23	1,235,000	1,217,194
Texas Eastern Transmission 144A 6.00% 9/15/17 #	800,000	883,567
TransCanada PipeLines 6.35% 5/15/67 •	1,790,000	1,740,775
Williams Partners
4.00% 9/15/25	1,465,000	1,439,858
7.25% 2/1/17	1,010,000	1,110,057

		31,132,009

Real Estate – 1.46%
Alexandria Real Estate Equities
4.50% 7/30/29	450,000	476,296
4.60% 4/1/22	1,080,000	1,142,902
AvalonBay Communities
3.50% 11/15/24	625,000	643,421
Carey (W.P.) 4.60% 4/1/24	695,000	720,108

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Real Estate (continued)
CBL & Associates
4.60% 10/15/24	1,105,000	$1,125,575
5.25% 12/1/23	185,000	198,372
Corporate Office Properties
3.60% 5/15/23	690,000	670,830
5.25% 2/15/24	800,000	871,962
Corrections of America 4.625% 5/1/23	388,000	389,940
DDR
3.625% 2/1/25	350,000	350,006
7.50% 4/1/17	940,000	1,045,518
7.875% 9/1/20	731,000	912,085
Education Realty Operating Partnership 4.60% 12/1/24	950,000	989,435
Excel Trust 4.625% 5/15/24	460,000	483,574
GEO Group
5.125% 4/1/23	285,000	292,125
5.875% 10/15/24	285,000	297,825
Goodman Funding 144A 6.375% 11/12/20 #	5,300,000	6,211,224
HCP 5.375% 2/1/21	2,300,000	2,592,484
Hospitality Properties Trust 4.50% 3/15/25	870,000	891,910
Omega Healthcare Investors 144A 4.50% 4/1/27 #	955,000	942,871
Prologis 4.00% 1/15/18	300,000	317,222
Qatari Diar Finance
3.50% 7/21/15	2,100,000	2,119,383
5.00% 7/21/20	500,000	563,630
Regency Centers 5.875% 6/15/17	285,000	311,722
Trust F/1401 144A 5.25% 12/15/24 #	1,150,000	1,239,125
WEA Finance 144A 3.75% 9/17/24 #	3,855,000	3,995,044

		29,794,589

Technology – 1.28%
Activision Blizzard 144A 6.125% 9/15/23 #	470,000	513,475
Apple
0.555% 5/6/19 •	840,000	844,556
3.45% 2/9/45	2,235,000	2,127,353
Baidu 2.75% 6/9/19	1,116,000	1,129,768
CDW 5.00% 9/1/23	190,000	193,325
Cisco Systems 0.762% 3/1/19 •	650,000	655,628
eBay 0.735% 8/1/19 •	765,000	752,263

(continues	)	59

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
Equinix
4.875% 4/1/20	255,000	$264,563
5.375% 4/1/23	493,000	514,199
First Data
11.25% 1/15/21	907,000	1,033,980
11.75% 8/15/21	281,000	326,311
Hewlett-Packard
1.193% 1/14/19 •	420,000	416,227
2.65% 6/1/16	130,000	132,468
International Business Machines
0.835% 11/6/21 •	690,000	695,069
1.625% 5/15/20	440,000	434,625
Jabil Circuit 7.75% 7/15/16	92,000	99,130
Micron Technology 144A 5.25% 8/1/23 #	1,730,000	1,764,600
Microsoft
2.70% 2/12/25	540,000	542,767
3.50% 2/12/35	500,000	499,747
3.75% 2/12/45	1,045,000	1,051,776
National Semiconductor 6.60% 6/15/17	1,530,000	1,712,688
NetApp 3.25% 12/15/22	745,000	738,021
NXP 144A 5.75% 3/15/23 #	270,000	287,550
Oracle
0.784% 10/8/19 •	940,000	945,209
4.30% 7/8/34	370,000	402,262
Samsung Electronics America 144A 1.75% 4/10/17 #	745,000	751,596
Seagate HDD Cayman
144A 4.75% 1/1/25 #	945,000	980,445
144A 5.75% 12/1/34 #	1,050,000	1,125,613
Symantec 4.20% 9/15/20	2,000,000	2,110,332
Tencent Holdings
144A 2.875% 2/11/20 #	710,000	715,969
144A 3.375% 5/2/19 #	555,000	575,598
144A 3.80% 2/11/25 #	305,000	312,320
Xerox 6.35% 5/15/18	1,220,000	1,378,788

		26,028,221

Transportation – 0.89%
Air Canada 2015-1 Class A Pass Through Trust 144A 3.60% 3/15/27 #¿	580,000	580,000
American Airlines 2011-1 Class A Pass Through Trust 5.25% 1/31/21 ¿	433,673	470,535

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
American Airlines 2014-1 Class A Pass Through Trust 3.70% 10/1/26 ¿	470,000	$486,450
American Airlines 2015-1 Class A Pass Through Trust 3.375% 5/1/27 ¿	375,000	377,813
AP Moeller – Maersk 144A 2.55% 9/22/19 #	500,000	508,745
Aviation Capital Group 144A 6.75% 4/6/21 #	790,000	900,177
Brambles USA
144A 3.95% 4/1/15 #	395,000	395,000
144A 5.35% 4/1/20 #	320,000	359,713
Burlington Northern Santa Fe 3.40% 9/1/24	495,000	517,645
Continental Airlines 2009-2 Class A Pass Through Trust 7.25% 11/10/19 ¿	697,186	806,993
Delta Air Lines Class A Pass Through Trust 6.821% 8/10/22 ¿	302,562	355,147
Doric Nimrod Air Finance Alpha 2012-1 Class A Pass Through Trust 144A 5.125% 11/30/22 #¿	1,660,762	1,765,059
ERAC USA Finance
144A 4.50% 2/15/45 #	165,000	167,606
144A 5.25% 10/1/20 #	1,470,000	1,679,293
Kansas City Southern de Mexico 0.956% 10/28/16 •	900,000	898,378
Norfolk Southern 3.85% 1/15/24	1,085,000	1,173,067
Penske Truck Leasing
144A 2.50% 3/15/16 #	1,400,000	1,420,604
144A 3.75% 5/11/17 #	200,000	208,701
UAL 2009-1 Pass Through Trust 10.40% 11/1/16 ¿	159,514	174,078
UAL 2009-2A Pass Through Trust 9.75% 1/15/17 ¿	617,341	685,248
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ¿	350,000	369,250
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ¿	650,000	677,625
United Parcel Service 5.125% 4/1/19	2,210,000	2,515,287

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Transportation (continued)
US Airways 2012-2 Class A Pass Through Trust 4.625% 6/3/25 ¿	633,978	$678,357

		18,170,771

Utilities – 3.34%
AES
5.50% 3/15/24	515,000	516,287
5.50% 4/15/25	440,000	435,600
7.375% 7/1/21	419,000	467,185
AES Gener
144A 5.25% 8/15/21 # 144A	420,000	452,820
8.375% 12/18/73 #•	676,000	743,668
Ameren Illinois
3.25% 3/1/25	810,000	845,938
9.75% 11/15/18	2,110,000	2,681,082
American Transmission Systems 144A 5.25% 1/15/22 #	3,135,000	3,607,037
Appalachian Power 7.95% 1/15/20	1,000,000	1,246,961
Berkshire Hathaway Energy
3.75% 11/15/23	1,235,000	1,318,881
4.50% 2/1/45	555,000	606,756
Calpine 5.375% 1/15/23	415,000	417,075
CenterPoint Energy 5.95% 2/1/17	35,000	37,979
Cleveland Electric Illuminating 5.50% 8/15/24	515,000	621,259
CMS Energy 6.25% 2/1/20	635,000	751,040
ComEd Financing III 6.35% 3/15/33	680,000	702,343
Comision Federal de Electricidad 144A 4.875% 1/15/24 #	575,000	613,813
Dominion Gas Holdings 3.60% 12/15/24	1,210,000	1,271,224
DTE Energy 2.40% 12/1/19	1,505,000	1,531,145
Duke Energy 1.625% 8/15/17	1,000,000	1,011,388
Duke Energy Indiana 0.602% 7/11/16 •	835,000	836,103
Duquesne Light Holdings 5.50% 8/15/15	756,000	768,654
Dynegy 5.875% 6/1/23	515,000	503,413
Dynegy Finance I/II
144A 6.75% 11/1/19 #	110,000	113,987
144A 7.375% 11/1/22 #	165,000	174,075
144A 7.625% 11/1/24 #	1,695,000	1,781,869

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
E.CL 144A 5.625% 1/15/21 #	260,000	$289,053
Electricite de France
144A 0.717% 1/20/17 #•	840,000	841,719
144A 4.60% 1/27/20 #	525,000	586,004
144A 5.25% 1/29/49 #•	1,785,000	1,867,110
Enel 144A
8.75% 9/24/73 #•	1,405,000	1,697,906
Entergy 3.625% 9/15/15	215,000	217,516
Entergy Arkansas
3.70% 6/1/24	115,000	123,358
3.75% 2/15/21	200,000	215,160
Entergy Louisiana
4.05% 9/1/23	1,555,000	1,710,097
Eskom Holdings 144A
7.125% 2/11/25 #	470,000	474,465
FirstEnergy 2.75% 3/15/18	1,000,000	1,024,813
Great Plains Energy 4.85% 6/1/21	910,000	1,019,094
Integrys Energy Group 6.11% 12/1/66 •	1,200,000	1,176,454
IPALCO Enterprises 5.00% 5/1/18	405,000	431,325
ITC Holdings 3.65% 6/15/24	4,300,000	4,465,331
Jersey Central Power & Light 7.35% 2/1/19	1,000,000	1,182,877
Laclede Group 1.007% 8/15/17 •	700,000	699,555
LG&E & KU Energy
3.75% 11/15/20	1,175,000	1,245,039
4.375% 10/1/21	1,555,000	1,718,732
Majapahit Holding 7.75% 1/20/20	400,000	473,600
Metropolitan Edison 144A 4.00% 4/15/25 #	600,000	628,056
National Rural Utilities Cooperative Finance
2.85% 1/27/25	715,000	721,449
4.75% 4/30/43 •	1,640,000	1,649,020
NextEra Energy Capital Holdings
2.40% 9/15/19	1,455,000	1,473,611
2.70% 9/15/19	450,000	461,570
3.625% 6/15/23	490,000	513,744
NV Energy 6.25% 11/15/20	1,135,000	1,348,681
Pedernales Electric Cooperative 144A
6.202% 11/15/32 #	620,000	759,120
Pennsylvania Electric 5.20% 4/1/20	1,180,000	1,307,757

(continues	)	61

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utilities (continued)
Perusahaan Listrik Negara 144A 5.50% 11/22/21 #	900,000	$986,625
Public Service of New Hampshire 3.50% 11/1/23	635,000	676,919
Public Service of Oklahoma 5.15% 12/1/19	1,300,000	1,469,335
Puget Energy
6.00% 9/1/21	340,000	401,999
6.50% 12/15/20	3,800,000	4,573,733
Saudi Electricity Global Sukuk 3 144A 5.50% 4/8/44 #	252,000	274,630
SCANA 4.125% 2/1/22	810,000	852,836
Southwestern Electric Power 6.45% 1/15/19	690,000	805,120
State Grid Overseas Investment 2014
144A 2.75% 5/7/19 #	490,000	499,756
144A 4.125% 5/7/24 #	315,000	341,840
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	960,000	1,004,854
Transelec 144A 4.25% 1/14/25 #	700,000	716,872
Wisconsin Energy 6.25% 5/15/67 •	1,015,000	1,017,506

		68,001,823

Total Corporate Bonds (cost $805,097,422)		820,648,270

Municipal Bonds – 2.26%

American Municipal Power, Ohio (Combined Hydroelectric Projects) Series 2010 8.084% 2/15/50	1,500,000	2,432,520
Atlanta,Georgia Water & Wastewater Revenue 5.00% 11/1/40	510,000	588,096
Bay Area,California Toll Authority (Build America Bonds) Series S1
6.918% 4/1/40	800,000	1,127,848
7.043% 4/1/50	3,000,000	4,506,930

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

California State (Taxable Build America Bonds)
7.35% 11/1/39	2,000,000	$3,002,640
7.60% 11/1/40	1,900,000	3,057,252
California State Various Purpose 5.00% 3/1/45	885,000	1,025,954
(Taxable Build America Bonds)
7.30% 10/1/39	200,000	298,808
7.55% 4/1/39	1,900,000	2,974,488
Chicago, Illinois Transit Authority (Pension Funding) Series A 6.899% 12/1/40	1,800,000	2,325,294
(Retiree Health Care Funding) Series B 6.899% 12/1/40	1,800,000	2,325,294
Clark County, Nevada Airport Revenue (Build America Bonds) Series C 6.82% 7/1/45	1,500,000	2,212,050
Golden State, California Tobacco Securitization Corporation Settlement Revenue (Asset-Backed Senior Notes)
Series A-1 5.125% 6/1/47	370,000	287,464
Series A-1 5.75% 6/1/47	405,000	343,250
Golden State, California Tobacco Securitization Enhanced Asset-Backed Series A
5.00% 6/1/40	1,530,000	1,747,352
5.00% 6/1/45	485,000	551,207
Los Angeles,California Community College District Revenue (Build America Bond) 6.60% 8/1/42	800,000	1,160,256
Maryland State Local Facilities 2nd Loan Series A 5.00% 8/1/21	405,000	490,629
Mississippi State Series C 5.00% 10/1/25	385,000	485,269
Missouri State Highway & Transportation Commission Revenue (First Lien) Series A 5.00% 5/1/26	215,000	275,796

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	1,800,000	$2,358,828
New Jersey Transportation Trust Fund (Transportation Program) Series AA 5.00% 6/15/44	450,000	478,273
New York City,New York Series I 5.00% 8/1/22	295,000	353,097
New York City,New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bond) 5.508% 8/1/37	700,000	887,306
New York City,New York Water & Sewer System Series EE 5.00% 6/15/45	755,000	866,800
New York State Thruway Authority Revenue Series A 5.00% 5/1/19	415,000	475,071
New York State Urban Development (Build America Bonds) 5.77% 3/15/39	800,000	997,376
Oregon State Taxable Pension 5.892% 6/1/27	65,000	80,859
Pennsylvania Turnpike Commission Series B-1 1.00% 12/1/21 •	750,000	757,365
Port Authority of New York & New Jersey Consolidated Bonds (One Hundred Sixty-Fifth Series) 5.647% 11/1/40	3,300,000	4,234,626
Texas Private Activity Bond Surface Transportation Revenue (Senior Lien Note Mobility) 6.75% 6/30/43 (AMT)	310,000	380,606
Texas State Transportation Commission (Senior Lien Mobility Fund) Series A 5.00% 10/1/44	1,285,000	1,501,869
University of California
Series AO 5.00% 5/15/25	175,000	221,183
Series Y-1 0.679% 7/1/41 •	500,000	500,010

	Principal amount°	Value (U.S. $)

Municipal Bonds (continued)

Utah Transit Authority Series A 5.00% 6/15/25	200,000	$253,216
Washington State Motor Vehicle Fuel Series C 5.00% 2/1/25	430,000	536,894

Total Municipal Bonds (cost $43,182,258)		46,101,776

Non-Agency Asset-Backed Securities – 3.51%

ABFC Trust Series 2006-HE1 A2D 0.394% 1/25/37 •	495,456	307,717
Accredited Mortgage Loan Trust
Series 2006-2 A4 0.434% 9/25/36 •	3,500,000	2,920,333
Series 2007-1 A3 0.304% 2/25/37 •	2,918,806	2,772,778
AEP Texas Central Transition Funding II Series 2006-A A4 5.17% 1/1/18	485,000	515,425
Ally Master Owner Trust Series 2013-2 A 0.625% 4/15/18 •	855,000	855,631
American Express Credit Account Master Trust Series 2013-2 A 0.595% 5/17/21 •	530,000	531,763
AmeriCredit Automobile Receivables Trust Series 2013-5 A2B 0.555% 3/8/17 •	318,584	318,584
Ameriquest Mortgage Securities Asset-Backed Pass Through Certificates
Series 2005-R5 M2 0.634% 7/25/35 ¿•	1,400,000	1,334,882
Series 2005-R7 M2 0.674% 9/25/35 ¿•	2,000,000	1,775,130
Argent Securities Asset-Backed Pass Through Certificates Series 2003-W9 M1 1.206% 1/25/34 ¿•	385,681	370,862
Argent Securities Trust
Series 2006-M1 A2C 0.324% 7/25/36 •	1,479,621	668,548
Series 2006-M1 A2D 0.414% 7/25/36 •	1,479,621	678,545

(continues	)	63

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Argent Securities Trust Series 2006-W4 A2C 0.334% 5/25/36 •	755,676	$279,686
Avis Budget Rental Car Funding AESOP
Series 2011-3A A 144A 3.41% 11/20/17 #	565,000	583,161
Series 2013-1A A 144A 1.92% 9/20/19 #	700,000	699,927
Series 2014-1A A 144A 2.46% 7/20/20 #	665,000	673,195
BA Credit Card Trust Series 2015-A1 A 0.505% 6/15/20 •	2,000,000	2,000,474
Bank of America Credit Card Trust
Series 2014-A2 A 0.445% 9/16/19 •	3,300,000	3,300,683
Series 2014-A3 A 0.462% 1/15/20 •	670,000	669,717
Bear Stearns Asset-Backed Securities Trust Series 2007-SD1 22A1 2.545% 10/25/36 •	248,499	185,133
Bear Stearns Asset-Backed Securities I Trust
Series 2005-FR1 M2 0.841% 6/25/35 •	2,000,000	1,764,482
Series 2007-HE2 1A2 0.344% 3/25/37 •	625,832	593,310
California Republic Auto Receivables Trust Series 2013-1 A2 144A 1.41% 9/17/18 #	202,028	202,871
Centex Home Equity Loan Trust Series 2002-A AF6 5.54% 1/25/32	5,594	5,585
Chase Issuance Trust
Series 2007-A2 A2 0.225% 4/15/19 •	550,000	547,334
Series 2013-A9 A 0.595% 11/16/20 •	1,000,000	1,002,595
Series 2014-A4 A4 0.383% 4/16/18 •	1,500,000	1,499,231
Series 2014-A8 A 0.425% 11/15/18 •	770,000	770,193
Citibank Credit Card Issuance Trust
Series 2006-A8 A8 0.293% 12/17/18 •	500,000	498,711

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Citibank Credit Card Issuance Trust
Series 2013-A2 A2 0.454% 5/26/20 •	1,450,000	$1,447,428
Series 2014-A7 A7 0.374% 8/24/18 •	1,800,000	1,800,000
Citicorp Residential Mortgage Trust Series 2006-3 A5 5.948% 11/25/36 f	900,000	897,605
Countrywide Asset-Backed Certificates
Series 2004-3 2A 0.574% 8/25/34 •	59,986	55,448
Series 2005-7 MV3 0.754% 11/25/35 •	400,000	356,052
Series 2005-AB2 2A3 0.559% 11/25/35 •	905,142	860,553
Series 2006-1 AF6 5.099% 7/25/36 •	1,521,915	1,524,623
Series 2006-11 1AF6 4.915% 9/25/46 •	659,256	851,445
Series 2006-26 2A4 0.394% 6/25/37 •	2,000,000	1,151,494
Series 2007-6 2A4 0.484% 9/25/37 •	1,000,000	487,569
Discover Card Execution Note Trust Series 2013-A6 A6 0.625% 4/15/21 •	2,000,000	2,005,522
Ford Credit Floorplan Master Owner Trust A Series 2014-1 A2 0.575% 2/15/19 •	750,000	750,299
GE Dealer Floorplan Master Note Trust Series 2014-2 A 0.626% 10/20/19 •	1,000,000	999,511
Golden Credit Card Trust
Series 2012-5A A 144A 0.79% 9/15/17 #	360,000	360,274
Series 2014-2A A 144A 0.625% 3/15/21 #•	420,000	420,143
GreatAmerica Leasing Receivables
Series 2013-1 B 144A 1.44% 5/15/18 #	100,000	99,650
GSAMP Trust
Series 2006-FM3 A2D 0.404% 11/25/36 •	1,341,845	782,184

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

GSAMP Trust Series 2006-HE6 A3 0.324% 8/25/36 •	1,663,767	$1,263,400
HOA Funding Series 2014-1A A2 144A 4.846% 8/20/44 #	1,069,200	1,071,873
Home Equity Mortgage Loan Asset-Backed Trust Series 2007-A 2A3 0.414% 4/25/47 •	2,000,000	1,213,548
HSI Asset Securitization Trust Series 2006-HE1 2A1 0.224% 10/25/36 •	41,605	24,472
JPMorgan Mortgage Acquisition Trust Series 2006-CW2 AV5 0.414% 8/25/36 •	500,000	404,685
MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35 #•	5,175	5,160
Merrill Lynch Mortgage Investors Trust Series 2006-FF1 M2 0.464% 8/25/36 •	2,000,000	1,887,236
MMAF Equipment Finance .Series 2014-AA A4 144A 1.59% 2/8/22 #	810,000	806,768
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 0.324% 11/25/36 •	6,830,315	4,331,424
Series 2007-HE5 A2D 0.514% 3/25/37 •	4,423,768	2,513,908
New Century Home Equity Loan Trust Series 2005-1 M2 0.894% 3/25/35 •	868,466	754,724
RAAC Trust Series 2005-SP2 2A 0.474% 6/25/44 •	806,968	693,588
RAMP Trust
Series 2006-RZ5 A2 0.354% 8/25/46 •	667,391	643,665
Series 2007-RZ1 A2 0.334% 2/25/37 •	1,063,897	963,877
RASC Trust Series 2007-KS3 AI2 0.354% 4/25/37 •	748,547	745,331
Rise Series 2014-1 A 4.75% 2/15/39 •	2,804,432	2,825,465

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Santander Drive Auto Receivables Trust Series 2014-5 A2B 0.575% 4/16/18 •	900,000	$899,597
SLM Student Loan Trust
Series 2005-4 A2 0.336% 4/26/21 •	48,535	48,527
Series 2008-9 A 1.756% 4/25/23 •	3,100,119	3,178,806
Series 2012-5 A2 0.474% 6/25/19 •	946,433	946,326
Soundview Home Loan Trust Series 2006-WF2 A1 0.304% 12/25/36 •	1,064,207	1,019,836
Structured Asset Investment Loan Trust Series 2003-BC2 M1 1.554% 4/25/33 •	131,172	114,048
Synchrony Credit Card Master Note Trust Series 2014-1 A 1.61% 11/15/20	820,000	822,384
Trade MAPS 1 Series 2013-1A A 144A 0.875% 12/10/18 #•	500,000	499,717
Trafigura Securitisation Finance Series 2012-1A A 144A 2.575% 10/15/15 #•	500,000	500,180

Total Non-Agency Asset-Backed Securities (cost $68,921,614)		71,354,831

Non-Agency Collateralized Mortgage Obligations – 2.56%

Alternative Loan Trust
Series 2004-J1 1A1 6.00% 2/25/34	2,589	2,634
Series 2004-J2 7A1 6.00% 12/25/33	3,821	3,885
Alternative Loan Trust Resecuritization
Series 2008-2R 3A1 6.00% 8/25/37	1,983,116	1,564,841
ARM Trust
Series 2004-5 3A1 2.47% 4/25/35 •	1,461,438	1,456,320
Series 2005-10 3A31 4.858% 1/25/36 •	602,804	532,686
Series 2006-2 1A4 2.793% 5/25/36 •	1,389,754	1,218,220

(continues	)	65

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20		27,654	$28,492
Series 2005-6 7A1 5.50% 7/25/20		98,316	98,927
Bank of America Funding Trust Series 2006-I 1A1 2.307% 12/20/36 •		675,387	679,085
Bank of America Mortgage Trust Series 2003-D 2A1 2.735% 5/25/33 •		670,933	670,467
Bear Stearns ARM Trust
Series 2003-5 2A1 2.449% 8/25/33 •		106,906	106,597
Series 2005-2 A2 2.515% 3/25/35 •		201,820	202,200
Series 2005-5 A1 2.16% 8/25/35 •		2,113,342	2,132,239
Chase Mortgage Finance Trust Series 2005-A1 3A1 2.454% 12/25/35 •		249,526	226,279
ChaseFlex Trust Series 2006-1 A4 4.925% 6/25/36 •		420,000	363,616
CHL Mortgage Pass Through Trust
Series 2003-21 A1 2.63% 5/25/33 ¿•		2,261	2,271
Series 2007-4 1A1 6.00% 5/25/37 ¿		2,173,371	1,951,313
Claris ABS Series 2011-1 A 0.538% 10/31/60 •	EUR	5,413,166	5,790,921
CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A 5.75% 12/26/35 #		2,865,891	2,463,208
Series 2007-1 5A14 6.00% 2/25/37		485,303	433,508
Series 2007-3 4A6 0.424% 4/25/37 •		599,763	497,145
Series 2007-3 4A12 6.576% 4/25/37 @•S		599,763	98,390
Series 2007-3 4A15 5.50% 4/25/37		266,314	252,414
Deutsche Mortgage Securities Re-REMIC Trust Certificates
Series 2005-WF1 1A3 144A 5.329% 6/26/35 #•		449,429	448,218

	Principal amount°		Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Eurosail-UK Series 2007-4X A2A 0.862% 6/13/45 •	GBP	194,345	$287,343
Fannie Mae Connecticut Avenue Securities
Series 2014-C01 M1 1.774% 1/25/24 •		177,568	178,564
Series 2015-C01 1M1 1.674% 2/25/25 •		246,478	248,167
First Horizon Mortgage Pass Through Trust Series 2005-AR2 2A1 2.602% 6/25/35 ¿•		231,209	212,946
GMACM Mortgage Loan Trust Series 2006-J1 A1 5.75% 4/25/36		99,201	93,418
GSMPS Mortgage Loan Trust Series 1998-3 A 144A 7.75% 9/19/27 #•		7,610	7,966
GSR Mortgage Loan Trust Series 2006-AR1 3A1 2.78% 1/25/36 •		136,998	123,686
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 2.56% 10/25/36 •		1,031,055	938,598
Series 2006-A7 2A2 2.539% 1/25/37 •		197,062	179,054
Series 2007-A1 6A1 2.504% 7/25/35 •		424,542	419,773
Lehman Mortgage Trust Series 2007-10 2A2 6.50% 1/25/38		2,946,658	2,543,556
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		4,546	4,687
Series 2004-5 6A1 7.00% 6/25/34		68,869	73,577
MASTR ARM Trust
Series 2003-6 1A2 2.45% 12/25/33 •		3,989	3,970
Series 2004-4 4A1 2.421% 5/25/34 •		158,577	154,436
MASTR Asset Securitization Trust
Series 2003-9 2A7 5.50% 10/25/33		66,963	66,979
Merrill Lynch Mortgage Investors Trust
Series 2004-A1 2A2 2.379% 2/25/34 •		9,994	10,037

	Principal		Value
	amount°		(U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Merrill Lynch Mortgage Investors Trust Series 2005-A5 A2 2.471% 6/25/35 •		81,124	$80,516
Opteum Mortgage Acceptance Trust Series 2006-1 2A1 5.75% 4/25/36 •		1,895,609	1,951,579
RALI Trust Series 2004-QS2 CB 5.75% 2/25/34		47,412	49,576
RFMSI Trust
Series 2004-S9 1A23 5.50% 12/25/34		4,292,362	4,292,044
Series 2004-S9 2A1 4.75% 12/25/19		173,039	175,250
Sequoia Mortgage Trust
Series 2004-5 A3 0.886% 6/20/34 •		376,643	371,898
Series 2007-1 4A1 2.743% 9/20/46 •		1,086,483	850,375
Series 2013-11 B1 144A 3.705% 9/25/43 #•		410,873	400,125
Structured ARM Loan Trust
Series 2005-22 1A4 2.462% 12/25/35 •		1,845,754	1,416,483
Series 2006-1 7A4 4.962% 2/25/36 •		1,165,375	958,387
Structured Asset Mortgage
Investments II Trust Series 2005-AR5 A2 0.428% 7/19/35 •		944,740	911,686
Structured Asset Securities Trust
Series 2005-6 4A1 5.00% 5/25/35		61,294	62,167
Thrones Series 2013-1 A 2.063% 7/20/44 •	GBP	2,262,300	3,392,831
WaMu Mortgage Pass Through Certificates Trust Series 2005-AR13 A1A1 0.464% 10/25/45 w •		5,232,760	4,797,588
Series 2005-AR16 1A3 2.34% 12/25/35 w •		923,203	875,297
Series 2007-HY1 3A3 4.396% 2/25/37 w •		499,634	464,472
Series 2007-HY7 4A1 4.529% 7/25/37 w •		998,146	924,152

	Principal		Value
	amount°		(U.S. $)

Non-Agency Collateralized Mortgage Obligations (continued)

Washington Mutual
Alternative Mortgage Pass Through Certificates
Series 2005-1 5A2
6.00% 3/25/35 w		53,355	$26,455
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR16 2A1 2.594% 2/25/34 •		243,932	247,116
Series 2006-2 3A1 5.75% 3/25/36		156,047	160,262
Series 2006-3 A11 5.50% 3/25/36		171,644	177,701
Series 2006-6 1A3 5.75% 5/25/36		95,345	93,313
Series 2006-AR5 2A1 2.691% 4/25/36 •		91,936	86,281
Series 2006-AR11 A6 2.616% 8/25/36 •		1,290,019	1,225,459
Series 2006-AR17 A1 2.611% 10/25/36 •		754,010	692,313
Series 2007-10 1A36 6.00% 7/25/37		569,339	559,862

Total Non-Agency Collateralized Mortgage Obligations (cost $53,712,512)			52,013,821

Regional Bonds – 0.13%Δ

Australia – 0.04%
New South Wales Treasury 4.00% 5/20/26	AUD	716,900	612,320
Queensland Treasury 144A 4.75% 7/21/25 #	AUD	207,000	184,092

			796,412

Canada – 0.03%
Province of Ontario Canada 3.45% 6/2/45	CAD	281,000	250,481
Province of Quebec Canada 6.00% 10/1/29	CAD	302,000	339,895

			590,376

Spain – 0.06%
Autonomous Community of Catalonia 4.95% 2/11/20	EUR	1,100,000	1,358,465

			1,358,465

Total Regional Bonds (cost $2,990,584)			2,745,253

(continues	)	67

Schedules of investments

Optimum Fixed Income Fund

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans – 7.35%«

Accudyne Industries
(Hamilton Sundstrand
Industrial) 1st Lien
4.00% 12/13/19	685,000	$651,606
Air Medical Group Holdings Tranche B1 5.00% 6/30/18	1,752,147	1,755,433
Albertson’s Holdings Tranche B4 1st Lien 5.50% 8/25/21	1,740,000	1,756,433
Albertsons Tranche B 1st Lien
5.375% 3/21/19	215,824	217,409
Altice Financing Tranche B 1st
Lien 5.25% 1/29/22	1,180,000	1,193,570
Amaya Gaming 1st Lien
5.00% 8/1/21	1,084,550	1,075,964
Amaya Gaming 2nd Lien
8.00% 8/1/22	295,000	295,369
American Tire Distributors 1st Lien
5.25% 9/30/21	635,000	638,572
5.75% 6/1/18	635,000	636,587
Applied Systems 1st Lien 4.25% 1/23/21	296,250	296,731
Applied Systems 2nd Lien 7.50% 1/23/22	1,241,000	1,240,690
Ashland Water 1st Lien 4.25% 7/31/21	402,975	402,597
Ashland Water 2nd Lien 7.75% 7/31/22	325,000	316,063
Atkore International 2nd Lien 7.75% 10/9/21	460,000	446,200
Avast Software 1st Lien 4.75% 3/20/20	489,250	492,206
Avaya Tranche B-3 4.676% 10/26/17	1,533,084	1,512,676
Axalta Coating Systems U.S. . Holdings 1st Lien 3.75% 2/1/20	704,266	701,065
Azure Midstream Tranche B 7.50% 11/15/18	123,796	117,761
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	1,475,000	1,476,844
BJ’s Wholesale Club Tranche B 1st Lien 4.50% 9/26/19	2,085,762	2,089,835
Borgata Tranche B 1st Lien 6.50% 8/15/18	788,557	794,274
Burlington Coat Factory Warehouse Tranche B3 1st Lien 4.25% 8/13/21	615,000	620,574

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

BWAY Holding Tranche B 1st Lien 5.50% 8/14/20	724,525	$731,317
Cable & Wireless Communications 5.50% 12/31/16	821,630	823,675
Cable & Wireless Communications (Unsecured) 6.50% 12/31/16	415,000	416,037
Caesars Growth Partners Tranche B 1st Lien 6.25% 5/8/21	2,227,566	1,981,977
Calpine Construction Finance Tranche B 3.00% 5/3/20	327,872	324,030
Charter Communications Tranche B 1st Lien 4.25% 9/12/21	3,185,000	3,214,611
Chemstralia (Orica Chemicals) Tranche B 1st Lien 7.25% 2/26/22	620,000	613,800
Citgo Holding Tranche B 1st Lien 9.50% 5/9/18	209,475	208,515
Citycenter Holdings Tranche B 1st Lien 4.25% 10/28/20	574,950	577,945
Clear Channel Communications Tranche E 1st Lien 7.678% 7/30/19	184,983	178,833
Community Health Systems Tranche D 4.25% 1/27/21	2,828,080	2,845,167
Community Health Systems Tranche F 1st Lien 3.428% 12/31/18	422,704	423,270
Crown Castles Operating Tranche B2 3.00% 1/31/21	341,306	340,965
DaVita Healthcare Partners Tranche B 3.50% 6/24/21	749,338	752,081
Dell Tranche C 3.75% 10/29/18	6,400,000	6,423,002
Dollar Tree Tranche B 1st Lien 4.25% 3/9/22	1,065,000	1,077,481
Drillships Financing Holding Tranche B1 6.00% 3/31/21	3,714,625	2,845,403
Dynegy Tranche B2 4.00% 4/23/20	528,258	529,814
Emdeon 1st Lien 3.75% 11/2/18	762,191	764,573
Energy Transfer Equity 1st Lien
3.25% 12/2/19	539,750	533,453
4.00% 12/2/19	445,000	444,166
FCA US Tranche B 1st Lien 3.25% 12/31/18	2,529,450	2,528,924

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

FCA US Tranche B 1st Lien 3.50% 5/24/17	1,285,419	$1,286,220
First Data Tranche B 1st Lien
3.674% 3/24/17	1,470,000	1,471,072
4.174% 3/24/21	1,106,681	1,113,104
First Data Tranche C1 1st Lien 3.674% 3/24/18	1,185,000	1,185,864
Flint Group 1st Lien 4.75% 9/7/21	448,271	448,551
Flint Group 2nd Lien 8.25% 9/7/22	235,000	229,713
Flint Group Tranche C 1st Lien 4.75% 9/7/21	74,104	74,151
Flying Fortress 1st Lien 3.50% 6/30/17	1,151,000	1,153,638
Fortescue Resources 1st Lien 3.75% 6/30/19	2,170,881	1,968,525
Gardner Denver 1st Lien 4.25% 7/30/20	1,505,510	1,431,835
Gates Global 1st Lien 4.25% 7/3/21	472,625	471,407
Global Cash Access Tranche B 6.25% 12/19/20	1,795,975	1,787,744
Goodpack 1st Lien 4.75% 9/15/21	720,000	721,462
Hanson Building Tranche B 1st Lien 6.50% 3/13/22	1,070,000	1,070,000
HCA 2.928% 3/31/17	5,386,329	5,394,748
HCA Tranche B4 3.025% 5/1/18	197,985	198,325
HD Supply Tranche B 4.00% 6/28/18	1,997,570	2,003,563
Headwaters Tranche B 1st Lien 4.50% 3/12/22	210,000	211,181
Heinz (H.J.) Tranche B2 1st Lien 3.25% 6/5/20	1,249,195	1,251,612
Hilton Worldwide Finance Tranche B2 3.50% 10/25/20	3,436,423	3,444,708
Hostess Brands 1st Lien 6.75% 3/20/20	1,803,560	1,841,885
Houghton International 1st Lien 4.00% 12/20/19	112,413	112,319
Houghton International 2nd Lien 9.50% 12/21/20	205,000	204,744
Huntsman International Tranche B 1st Lien 3.75% 10/1/21	967,575	974,227
Hyperion Insurance Group Tranche B 1st Lien 5.50% 3/26/22	845,000	850,281

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

IASIS Healthcare Tranche B 1st Lien 4.50% 5/3/18	653,581	$655,787
iHeartCommunications Tranche D 6.928% 1/30/19	2,615,000	2,493,403
Immucor Tranche B2 5.00% 8/19/18	1,864,648	1,874,555
Ineos U.S. Finance Tranche B 3.75% 5/4/18	1,954,257	1,946,405
Ineos U.S. Finance Tranche B 1st Lien 4.25% 3/31/22	265,000	265,497
Infor U.S. Tranche B5 1st Lien 3.75% 6/3/20	519,449	515,599
Intelsat Jackson Holdings Tranche B2 3.75% 6/30/19	2,246,616	2,240,718
J. Crew Group Tranche B 1st Lien 4.00% 3/5/21	1,397,324	1,300,210
JLL/Delta Dutch Newco 1st Lien 4.25% 3/11/21	1,796,425	1,790,811
KIK Custom Products 1st Lien 5.50% 4/29/19	781,352	781,840
KIK Custom Products 2nd Lien 9.50% 10/29/19	200,000	200,563
Kinetic Concepts Tranche E1 4.50% 5/4/18	674,785	677,421
Landry’s Tranche B 4.00% 4/24/18	543,394	545,092
Level 3 Financing Tranche B 4.00% 1/15/20	985,000	988,489
Lightower Fiber Networks 1st Lien 4.00% 4/13/20	113,012	112,776
LTS Buyer 2nd Lien 8.00% 4/1/21	627,238	626,192
Mauser Holdings 2nd Lien 8.25% 7/31/22	530,000	519,400
MGM Resorts International 3.50% 12/20/19	1,624,445	1,621,568
Michael Stores Tranche B 1st Lien 3.75% 1/28/20	260,363	260,595
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/19/20	720,000	723,600
MPH Acquisition Tranche B 3.75% 3/31/21	1,535,166	1,532,972
Neiman Marcus Tranche 1st Lien 4.25% 10/25/20	280,000	279,380
NEP Broadcasting 2nd Lien 9.50% 7/22/20	628,571	617,571
NEP/NCP Tranche B 1st Lien 4.25% 1/22/20	861,316	840,860

(continues	)	69

Schedules of investments

Optimum Fixed Income Fund

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

New Albertsons 1st Lien 4.75% 6/27/21	383,075	$384,512
NRG Energy Tranche B 2.75% 7/1/18	972,625	969,450
Numericable 4.50% 5/21/20	1,264,834	1,272,936
Numericable U.S. Tranche B2 1st Lien 4.50% 5/21/20	1,094,254	1,098,904
Ocean Rig (Drillship) Tranche B 1st Lien 5.50% 7/25/21	881,872	734,599
OSI Restaurants Tranche B 1st Lien 3.50% 10/26/19	78,475	78,344
Pabst Blue Ribbon 1st Lien 5.75% 11/13/21	763,228	767,998
Pabst Blue Ribbon 2nd Lien 9.25% 11/13/22	290,000	292,900
Pacific Drilling Tranche B 4.50% 6/3/18	600,742	500,568
Panda Liberty Tranche B 7.50% 8/21/20	1,507,000	1,518,303
Panda Stonewall Tranche B 6.50% 11/13/21	890,000	903,350
Par Pharmaceutical Tranche B3 1st Lien 4.25% 9/28/19	428,925	430,802
PetSmart Tranche B 1st Lien 5.00% 3/10/22	1,662,000	1,676,165
Polymer Group Tranche B 5.25% 12/19/19	1,711,460	1,719,303
PVH Tranche B 1st Lien 3.25% 2/13/20	370,379	372,719
Quickrete 2nd Lien 7.00% 3/30/21	322,737	324,956
Republic of Angola (Unsecured) 6.594% 12/16/23	1,850,000	1,831,500
Reynolds Group 1st Lien 4.00% 12/1/18	1,508,883	1,516,562
Rite Aid 2nd Lien
4.875% 6/21/21	445,000	446,738
5.75% 8/21/20	1,535,000	1,549,710
Royalty Pharma (RPI Finance Trust) Tranche B4 1st Lien 3.50% 12/18/20	309,225	311,544
Salix Pharmaceuticals Tranche B 5.50% 1/2/20	1,480,263	1,481,837
Santander Asset Management Tranche B 4.25% 12/17/20	731,987	734,732
Scientific Games International 6.00% 10/18/20	1,599,750	1,605,749

	Principal	Value
	amount°	(U.S. $)

Senior Secured Loans« (continued)

Scientific Games International Tranche B2 1st Lien 6.00% 10/1/21	1,745,625	$1,751,928
Sensus 4.50% 5/9/17	886,356	887,464
Sensus 2nd Lien 8.50% 5/9/18	295,000	290,575
SIG Combibloc Group 1st Lien 5.25% 3/13/22	1,100,000	1,112,203
Signode Industrial Group Tranche B 1st Lien 3.75% 5/1/21	818,519	813,914
Smart & Final Tranche B 1st Lien 4.75% 11/15/19	1,023,824	1,029,796
Sprouts Farmers 4.00% 4/23/20	1,449,138	1,455,177
Stena 1st Lien 4.00% 3/3/21	183,150	165,751
Styrolution Group Tranche B 1st Lien 6.50% 9/30/19	384,067	385,987
Supervalu 1st Lien 4.50% 3/21/19	470,189	472,246
Surgical Care Affiliates Tranche B 1st Lien 4.25% 3/17/22	760,000	760,475
Targa Resources 1st Lien 5.75% 2/27/22	256,070	257,350
TLFC Delos Finance Tranche B 3.50% 3/6/21	400,000	401,100
TransDigm Tranche C 3.75% 2/28/20	604,629	604,582
United Continental Tranche B 3.50% 4/1/19	249,900	249,275
Univision Communications 1st Lien 4.00% 3/1/20	926,577	925,902
Univision Communications Tranche C4 4.00% 3/1/20	2,860,575	2,859,233
US Airways Tranche B1 3.50% 5/23/19	257,150	256,875
US Airways Tranche B2 3.00% 11/23/16	88,110	88,037
USI Insurance Services Tranche B 1st Lien 4.25% 12/27/19	557,239	554,453
Valeant Pharmaceuticals International Tranche BE 3.50% 8/5/20	780,273	781,005
Valeant Pharmaceuticals International Tranche B-F1 1st Lien 4.00% 3/13/22	1,715,000	1,724,914
Vantage Drilling Tranche B 1st Lien 5.00% 10/25/17	880,220	557,997

	Principal amount°		Value (U.S. $)

Senior Secured Loans« (continued)

Vantage Drilling Tranche B 1st Lien 5.75% 3/28/19		680,594	$389,640
Varsity Brands Tranche B 1st Lien 6.00% 12/15/21		728,175	735,457
Weight Watchers International 3.18% 4/2/16		270,000	236,925
Wide Open West Finance 4.75% 4/1/19		2,038,499	2,044,323
Zayo Group Tranche B 1st Lien 4.00% 7/2/19		1,150,144	1,153,288
Ziggo Tranche B 2nd Lien 3.50% 1/15/22		616,000	612,728
Ziggo Tranche B 3rd Lien 3.50% 1/15/22		1,013,100	1,007,718
Ziggo Tranche B1 1st Lien 3.50% 1/15/22		955,900	950,822

Total Senior Secured Loans (cost $151,039,785)			149,661,002

Sovereign Bonds – 3.40%Δ

Armenia – 0.03%
Republic of Armenia 144A 7.15% 3/26/25 #		600,000	588,000

			588,000

Australia – 0.01%
Australia Government Bond 3.75% 4/21/37	AUD	352,000	309,518

			309,518

Brazil – 0.32%
Banco Nacional de Desenvolvimento Economico e Social 144A
6.369% 6/16/18 #		1,500,000	1,593,300
144A 6.50% 6/10/19 #		2,500,000	2,687,500
Brazil Letras do Tesouro Nacional
1.135% 1/1/18 ^	BRL	900,000	200,379
1.528% 1/1/16 ^	BRL	6,000,000	1,708,872
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/17	BRL	1,211,000	360,643

			6,550,694

Canada – 0.02%
Canadian Government Bonds
2.75% 12/1/48	CAD	171,000	160,609

	Principal amount°		Value (U.S. $)

Sovereign BondsΔ (continued)

Canada (continued)
Canadian Government Bonds 3.50% 12/1/45	CAD	270,000	$287,895

			448,504

Chile – 0.05%
Chile Government International Bond 5.50% 8/5/20	CLP	637,000,000	1,089,418

			1,089,418

Colombia – 0.13%
Colombia Government International Bonds
4.375% 3/21/23	COP	1,816,000,000	638,785
5.00% 6/15/45		1,650,000	1,703,625
9.85% 6/28/27	COP	719,000,000	359,158

			2,701,568

Costa Rica – 0.04%
Costa Rica Government International Bond
5.625% 4/30/43		841,000	739,029

			739,029

Dominican Republic – 0.08%
Dominican Republic International Bonds
144A 5.50% 1/27/25 # 800,000			830,000
144A 6.85% 1/27/45 # 800,000			844,000

			1,674,000

France – 0.08%
France Government Bond O.A.T.
0.50% 5/25/25	EUR	1,100,000	1,186,065
3.25% 5/25/45	EUR	300,000	500,426

			1,686,491

Germany – 0.54%
Bundesrepublik Deutschland
2.50% 7/4/44	EUR	500,000	814,901
4.25% 7/4/39	EUR	4,700,000	9,291,241
4.75% 7/4/40	EUR	400,000	854,075

			10,960,217

Indonesia – 0.13%
Indonesia Government International Bond 144A 4.625% 4/15/43 #		1,110,000	1,089,187

(continues	)	71

Schedules of investments

Optimum Fixed Income Fund

	Principal		Value
	amount°		(U.S. $)

Sovereign BondsΔ (continued)

Indonesia (continued)
Indonesia Treasury Bond 8.375% 3/15/24	IDR	18,939,000,000	$1,543,003

			2,632,190

Italy – 0.43%
Italy Buoni Poliennali Del Tesoro
1.35% 4/15/22	EUR	1,945,000	2,151,637
2.50% 12/1/24	EUR	4,495,000	5,388,199
144A 3.25% 9/1/46 #	EUR	903,000	1,231,699

			8,771,535

Ivory Coast – 0.05%
Ivory Coast Government International Bond 144A 6.375% 3/3/28 #		966,000	970,830

			970,830

Kazakhstan – 0.06%
Kazakhstan Government International Bond 144A 3.875% 10/14/24 #		1,311,000	1,217,788

			1,217,788

Mexico – 0.10%
Mexican Bonos 7.50% 6/3/27	MXN	25,246,000	1,841,301
Mexican Government International Bond 3.60% 1/30/25		200,000	206,250

			2,047,551

Norway – 0.02%
Kommunalbanken 5.00% 3/28/19	NZD	72,000	56,071
Norway Government Bonds
2.00% 5/24/23	NOK	126,000	16,421
3.00% 3/14/24	NOK	1,956,000	275,580

			348,072

Pakistan – 0.07%
Pakistan Government International Bond 144A 7.25% 4/15/19 #		1,286,000	1,328,303

			1,328,303

Peru – 0.06%
Peruvian Government International Bond 144A 6.95% 8/12/31 #	PEN	3,500,000	1,164,687

			1,164,687

	Principal		Value
	amount°		(U.S. $)

Sovereign BondsΔ (continued)

Poland – 0.01%
Poland Government Bond 3.25% 7/25/25	PLN	632,000	$181,364

			181,364

Portugal – 0.01%
Portugal Government International Bond 144A 5.125% 10/15/24 #		131,000	145,054

			145,054

Republic of Korea – 0.09%
Inflation Linked Korea Treasury Bond 1.125% 6/10/23	KRW	1,080,165,360	940,622
Republic of Korea 7.125% 4/16/19		700,000	846,370

			1,786,992

Senegal – 0.02%
Senegal Government International Bond 144A 6.25% 7/30/24 #		500,000	489,733

			489,733

Singapore – 0.03%
Temasek Financial I 144A 2.375% 1/23/23 #		560,000	558,636

			558,636

Slovenia – 0.81%
Slovenia Government Bond 4.625% 9/9/24	EUR	8,000,000	11,300,828
Slovenia Government International Bonds
4.125% 2/18/19		200,000	211,948
5.50% 10/26/22		4,300,000	4,972,047

			16,484,823

South Africa – 0.12%
South Africa Government Bond 8.00% 1/31/30	ZAR	24,572,000	2,000,169
South Africa Government International Bond 5.375% 7/24/44		444,000	478,232

			2,478,401

United Kingdom – 0.06%
United Kingdom Gilt
1.75% 9/7/22	GBP	100,000	151,858
3.25% 1/22/44	GBP	200,000	355,061
3.50% 1/22/45	GBP	138,800	257,940

	Principal		Value
	amount°		(U.S. $)

Sovereign BondsΔ (continued)

United Kingdom (continued)
United Kingdom Gilt Inflation Linked 0.125% 3/22/24	GBP	274,977	$452,897

			1,217,756

Uruguay – 0.03%
Uruguay Government International Bond 5.10% 6/18/50		524,000	546,270

			546,270

Total Sovereign Bonds (cost $69,900,578)			69,117,424

Supranational Banks – 0.31%

Corp Andina de Fomento 0.803% 1/29/18 •		1,800,000	1,809,754
European Bank for Reconstruction & Development
6.00% 3/3/16	INR	45,500,000	726,829
7.375% 4/15/19	IDR	6,240,000,000	474,741
Inter-American Development Bank
6.00% 9/5/17	INR	67,600,000	1,080,294
7.25% 7/17/17	IDR	7,830,000,000	589,720
International Bank for Reconstruction & Development
0.247% 4/17/19 •		440,000	440,480
2.465% 9/24/18 •	AUD	149,000	113,593
2.50% 11/25/24		440,000	456,121
4.625% 10/6/21	NZD	862,000	673,977

Total Supranational Banks (cost $6,533,350)			6,365,509

U.S. Treasury Obligations – 19.11%

U.S. Treasury Bonds
2.50% 2/15/45		53,905,000	53,416,513
2.75% 11/15/42		600,000	623,672
3.00% 11/15/44		1,400,000	1,534,203
3.125% 8/15/44		11,000,000	12,326,017
6.25% 5/15/30 ¥		600,000	912,187
U.S. Treasury Inflation Indexed Bonds
0.125% 4/15/19 ¥		7,580,164	7,729,994
0.125% 7/15/22		2,032,560	2,056,060
0.125% 7/15/24		35,039,300	35,080,366

	Principal	Value
	amount°	(U.S. $)

U.S. Treasury Obligations (continued)

U.S. Treasury Inflation Indexed Bonds
0.75% 2/15/45	8,535,156	$8,699,193
1.75% 1/15/28	29,250,245	34,279,913
2.00% 1/15/26	1,648,500	1,956,178
2.375% 1/15/25	1,710,993	2,076,451
2.375% 1/15/27	4,253,126	5,253,938
2.50% 1/15/29	4,277,923	5,474,407
3.875% 4/15/29	270,110	397,336
U.S. Treasury Notes
0.50% 2/28/17	600,000	599,672
0.50% 3/31/17	11,500,000	11,487,419
1.375% 2/29/20	1,190,000	1,190,371
1.375% 3/31/20	580,000	580,136
2.00% 10/31/21	1,600,000	1,633,125
2.00% 2/15/25 ¥	32,730,000	32,939,668
2.125% 9/30/21 ¥	33,000,000	33,951,324
2.25% 11/15/24	955,000	981,859
2.375% 8/15/24	57,800,000	60,089,400
2.50% 5/15/24	14,800,000	15,548,096
2.75% 2/15/24	54,300,000	58,198,577

Total U.S. Treasury Obligations (cost $387,072,303)		389,016,075

	Number of
	shares

Common Stock – 0.00%

Century Communications =†	1,975,000	0

Total Common Stock (cost $59,791)		0

Convertible Preferred Stock – 0.24%

Alcoa 5.375% exercise price $19.39, expiration date 10/1/17	5,800	254,272
ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	9,300	141,970
Bank of America 7.25% exercise price $50.00, expiration date 12/31/49	203	232,866
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	292	252,945

(continues	)	73

Schedules of investments

Optimum Fixed Income Fund

	Number of	Value
	shares	(U.S. $)

Convertible Preferred Stock (continued)

Crown Castle International 4.50% exercise price $90.25, expiration date 11/1/16	300	$31,449
Dominion Resources 6.125% exercise price $65.06, expiration date 4/1/16	5,082	285,405
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	2,990	326,359
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	6,250	304,063
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	337	99,499
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	439	653,945
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	305	406,565
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	13,632	474,394
Maiden Holdings 7.25% exercise price $15.35, expiration date 9/15/16	10,743	562,289
SandRidge Energy 8.50% exercise price $8.01, expiration date 12/31/49	4,195	159,934
T-Mobile US 5.50% exercise price $31.02, expiration date 12/15/17	3,927	230,358
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	321	392,583

Total Convertible Preferred Stock (cost $5,536,911)		4,808,896

Preferred Stock – 0.47%

Alabama Power 5.625%	21,075	541,627
Ally Financial 144A 7.00% #	5,600	5,747,875
Bank of America 6.10% •	635,000	645,716
Integrys Energy Group 6.00% •	35,650	1,002,121
Morgan Stanley 5.55% •	350,000	354,375
National Retail Properties 5.70%	9,340	233,033
Public Storage 5.20%	18,720	453,398

	Number of	Value
	shares	(U.S. $)

Preferred Stock (continued)

Standard Chartered 144A 6.50% #•	595,000	$600,856

Total Preferred Stock (cost $9,064,599)		9,579,001

	Principal
	amount°

Security Sold Short – (0.11%)

Fannie Mae S.F. 30 yr TBA 4.50% 4/1/45	(2,000,000)	(2,181,875)

Total Security Sold Short (proceeds $2,168,750)		(2,181,875)

Short-Term Investments – 4.84%

Commercial Paper – 0.05%≠
Entergy 0.932% 4/21/15 >	1,000,000	999,761

		999,761

Discount Notes – 2.79%≠
Federal Home Loan Bank
0.057% 4/8/15	11,977,079	11,977,019
0.065% 4/20/15	7,516,451	7,516,346
0.07% 4/6/15	25,897,096	25,896,992
0.075% 6/4/15	2,890,080	2,889,817
0.075% 6/29/15	2,890,080	2,889,716
0.095% 7/14/15	5,491,152	5,490,202

		56,660,092

Repurchase Agreements – 1.99%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $16,622,306 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $16,954,731)	16,622,282	16,622,282
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $13,851,941 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $14,128,941)	13,851,902	13,851,902

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $10,076,843 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $10,278,357)	10,076,816	10,076,816

		40,551,000

U.S. Treasury Obligation – 0.01%≠
U.S. Treasury Bill
0.011% 5/7/15	250,000	249,995

		249,995

Total Short-Term Investments (cost $98,459,399)		98,460,848

Total Value of Securities – 104.21% (cost $2,095,728,190)		2,121,220,969

	Number of contracts

Options Written – (0.01%)

Currency Call Options – 0.00%
USD vs INR strike price $65, expiration date 6/8/15 (JPMC)	(1,100,000)	(3,816)
USD vs INR strike price $65, expiration date 7/16/15 (JPMC)	(1,100,000)	(8,885)

		(12,701)

Currency Put Options – 0.00%
USD vs INR strike price $61.50, expiration date 7/15/15 (JPMC)	(1,100,000)	(4,478)
USD vs INR strike price $62, expiration date 6/8/15 (JPMC)	(1,100,000)	(5,328)

		(9,806)

Futures Call Options – (0.01%)
IMM Eurodollar Future exercise price $99.13, expiration date 12/14/15 (BAML)	(94)	(67,562)

	Number of contracts	Value (U.S. $)

Options Written (continued)

Futures Call Options (continued)
IMM Eurodollar Future exercise price $99.25, expiration date 6/14/16 (HSBC)	(65)	$(23,969)

		(91,531)

Futures Put Options – 0.00%
IMM Eurodollar Future exercise price $99.13, expiration date 12/14/15 (BAML)	(94)	(15,863)
IMM Eurodollar Future exercise price $99.25, expiration date 6/14/16 (HSBC)	(65)	(69,062)

		(84,925)

Put Swaptions – 0.00%
2 yr IRS pay a fixed rate 1.25% and receive a floating rate based on 3-month USD-ICE LIBOR expiration date 5/26/15 (MSC)	(24,000,000)	(6,024)
CDX.O IG23 V1 5 yr strike price $1.00, expiration date 4/15/15 (JPMC)	(15,500,000)	(481)

		(6,505)

Total Options Written (premium received $273,531)		$ (205,468)

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2015, the aggregate value of Rule 144A securities was $306,334,950, which represents 15.05% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $13,936,152, which represents 0.68% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
¿	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counter party pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
T	100% of the income received was in the form of additional cash.
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $0, which represents 0.00% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.

(continues	)	75

Schedules of investments

Optimum Fixed Income Fund

>	Commercial paper exempt from registration under Section 4(2) and/or Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration only to dealers in that program or other “accredited investors”. At March 31, 2015, the aggregate value of these securities was $999,761, which represented 0.05% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
•	Variable rate security. The rate shown is the rate as of March 31, 2015. Interest rates reset periodically.
¥	Fully or partially pledged as collateral for futures contracts and reverse repurchase agreements.
Δ	Securities have been classified by country of origin.
S	Interest only security. An interest only security is the interest only portion of a fixed income security which is separated and sold individually from the principal portion of the security.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
^	Zero coupon security. The rate shown is the yield at the time of purchase.
«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at March 31, 2015.
f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at March 31, 2015.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements, and swap contracts were outstanding at March 31, 2015:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BAML	AUD	(1,518,626)	USD	1,188,741	4/30/15	$34,272
BAML	CAD	(1,723,446)	USD	1,376,257	4/30/15	16,118
BAML	EUR	8,657	USD	(14,471)	4/30/15	(5,158)
BAML	JPY	156,341,254	USD	(1,304,000)	4/1/15	(647)
BAML	JPY	(79,216,047)	USD	660,875	4/30/15	177
BAML	NZD	(2,494,403)	USD	1,899,188	4/30/15	39,897
BNP	AUD	(1,563,562)	USD	1,224,374	4/30/15	35,745
BNP	NOK	(6,415,880)	USD	811,573	4/30/15	15,754
CITI	CNY	(55,270,000)	USD	8,633,240	9/8/15	(139,010)
CITI	DKK	(15,303,800)	USD	2,343,422	4/1/15	140,948
CITI	DKK	(15,305,000)	USD	2,325,903	10/1/15	110,084
CITI	DKK	(44,344,000)	USD	6,836,778	1/4/16	393,750
CITI	EUR	906,000	USD	(974,131)	4/1/15	240
CITI	EUR	(109,445,000)	USD	122,930,244	5/19/15	5,149,430
CITI	GBP	(232,000)	USD	342,222	4/2/15	(1,910)
CITI	ILS	(4,846,225)	USD	1,218,988	6/11/15	1,453
CITI	INR	36,930,000	USD	(585,030)	6/26/15	(3,114)
CITI	JPY	(217,100,000)	USD	1,811,431	4/1/15	1,557
CITI	JPY	(71,700,000)	USD	605,590	4/2/15	7,847
CITI	JPY	(4,508,300,000)	USD	37,794,795	5/8/15	190,188
CITI	KRW	284,542,200	USD	(260,474)	5/18/15	(4,294)
CITI	MXN	(23,937,415)	USD	1,578,389	5/5/15	12,524
CSFB	EUR	2,388,000	USD	(2,566,501)	4/2/15	1,744
CSFB	JPY	60,833,916	USD	(507,000)	4/1/15	148
DB	EUR	(906,000)	USD	980,212	4/1/15	5,841
HSBC	GBP	(470,553)	USD	700,066	4/30/15	2,218
JPMC	BRL	10,309	USD	(3,591)	4/2/15	(363)
JPMC	BRL	(10,309)	USD	3,213	4/2/15	(14)
JPMC	BRL	14,778,265	USD	(4,558,379)	5/5/15	27,536
JPMC	BRL	(15,910,280)	USD	5,853,672	7/2/15	1,007,582
JPMC	BRL	(6,000,000)	USD	2,085,143	1/5/16	252,498
JPMC	COP	(2,340,144,329)	USD	905,541	4/30/15	8,908
JPMC	DKK	(14,000,000)	USD	2,192,811	10/1/15	165,926
JPMC	EUR	(2,937,000)	USD	3,090,208	5/19/15	(70,488)
JPMC	GBP	(2,945,000)	USD	4,533,585	4/2/15	165,181
JPMC	INR	92,361,420	USD	(1,457,035)	6/26/15	(1,671)
JPMC	JPY	71,700,000	USD	(592,065)	4/2/15	5,678
JPMC	KRW	(1,037,881,750)	USD	937,309	4/30/15	2,347
JPMC	MXN	(29,156,000)	USD	1,981,238	4/22/15	72,271
JPMC	MXN	(7,814,000)	USD	522,920	5/5/15	11,768
JPMC	PLN	(864,314)	USD	229,990	4/30/15	2,206
MSC	CNY	55,270,000	USD	(8,600,000)	9/8/15	172,250
TD	EUR	(4,529,115)	USD	4,913,585	4/30/15	40,743
TD	JPY	59,735,463	USD	(499,384)	4/30/15	(1,162)

						$7,866,998

Futures Contracts

Contracts to Buy (Sell)		Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(3)	90 Day Euro	$(740,429)	$(740,812)	9/20/16	$(383)
(6)	90 Day Euro	(1,483,880)	(1,484,550)	6/14/16	(670)
(410)	90 Day Euro	(102,149,606)	(102,161,750)	6/16/15	(12,144)
(164)	90 Day Euro	(40,604,469)	(40,655,600)	3/15/16	(51,131)
(624)	90 Day Euro	(155,187,433)	(155,251,200)	9/15/15	(63,767)
(692)	90 Day Euro	(171,761,947)	(171,866,850)	12/15/15	(104,903)
(353)	90 Day Euro	(86,788,640)	(87,010,088)	12/20/16	(221,448)
(114)	90 Day Sterling	(20,894,259)	(20,951,725)	6/16/16	(57,466)
(149)	90 Day Sterling	(27,140,636)	(27,215,745)	12/21/17	(75,109)
(711)	90 Day Sterling	(130,498,760)	(130,830,799)	3/17/16	(332,039)
100	Euro-Bund	16,889,493	17,073,843	6/9/15	184,350
78	U.S. Treasury 2 yr Notes	17,035,777	17,094,188	7/1/15	58,411
527	U.S. Treasury 5 yr Notes	63,284,466	63,351,164	7/1/15	66,698
	U.S. Treasury 10 yr
(422)	Notes	(54,106,333)	(54,398,437)	6/22/15	(292,104)
65	U.S. Treasury Ultra Bond	10,905,724	11,041,875	6/22/15	136,151

		$(683,240,932)			$(765,554)

Swap Contracts

CDS Contracts2

Counterparty	Swap Referenced Obligation	Notional Value[3]	Annual Protection Payments (Receipts)	Termination Date	Unrealized Appreciation (Depreciation)
	Protection Sold (Moody’s Rating):
	Finmeccanica Finance (Ba)
CITI	5 yr CDS	EUR 300,000	5.00%	3/20/19	$13,485
	Mexico LA SP (A)
JPMC	5 yr CDS	14,300,000	1.00%	12/20/19	(238,988)
	Republic of Brazil (Baa)
JPMC	5 yr CDS	2,000,000	1.00%	9/20/19	(102,372)

Total					$(327,875)

Interest Rate Swap Contracts4

Counter- party	Swap Referenced Obligations	Notional Value[3]		Fixed Interest Rate Recei- ved (Paid)	Vari- able Interest Rate Recei- ved (Paid)	Termi- nation Date	Unreali- zed Appreci- ation (Depreci- ation)
	CME - 1 yr
	USD-BBA- LIBOR
CSFB	3M		6,800,000	0.75%	0.266%	6/17/16	$(4,180)
	CME - 2 yr
	TIEE-Banxico
CSFB	28D	MXN	139,300,000	4.04%	3.287%	2/3/17	(5,570)

Counter- party	Swap Referenced Obligations	Notional Value[3]		Fixed Interest Rate Recei- ved (Paid)	Vari- able Interest Rate Recei- ved (Paid)	Termi- nation Date	Unreali- zed Appreci- ation (Depreci- ation)
	CME - 5 yr
	TIEE-Banxico
CSFB	28D	MXN	209,200,000	5.27%	3.307%	2/5/20	$4,704
	CME - 5 yr
	USD-BBA-LIBOR
CSFB	3M		65,300,000	2.25%	0.270%	12/17/19	(1,053,821)
	CME - 7 yr
	USD-BBA
CSFB	LIBOR 3M		17,300,000	2.50%	0.270%	12/17/21	(647,356)
	CME - 10 yr
	TIEE-Banxico
CSFB	28D	MXN	13,700,000	5.98%	3.303%	8/26/24	15,714
	CME - 15 yr
	TIEE-Banxico
CSFB	28D	MXN	84,300,000	6.71%	3.307%	9/20/29	123,675
	CME - 15 yr
	TIEE-Banxico
CSFB	28D	MXN	312,900,000	5.99%	3.305%	1/8/30	(104,079)
	CME - 2 yr
	GBP-BBA-LIBOR
CSFB	6M	GBP	3,200,000	1.50%	0.684%	12/16/17	(27,152)
	CME - 5 yr
	USD-BBA-LIBOR
JPMC	3M		6,900,000	1.65%	0.261%	2/26/19	(84,342)
	CME - 5 yr
	USD-BBA-LIBOR
JPMC	3M		2,300,000	1.67%	0.258%	2/17/20	(16,952)
	CME - 7 yr
	USD-BBA-LIBOR
JPMC	3M		2,240,000	2.27%	0.261%	2/26/21	(76,640)
	CME - 10 yr
	USD-BBA-LIBOR
JPMC	3M		8,680,000	2.84%	0.261%	2/26/24	(635,233)
	CME - 3 yr
	USD-BBA-LIBOR
JPMC	3M		3,700,000	1.28%	0.270%	9/16/17	(28,471)
	CME - 7 yr
	USD-BBA
JPMC	LIBOR 3M		2,800,000	2.22%	0.258%	5/12/21	(86,232)
	CME - 7 yr
	USD-BBA-LIBOR
JPMC	3M		1,750,000	2.24%	0.256%	7/28/21	(55,984)
	CME - 1 yr
	USD-BBA-LIBOR
MSC	3M		22,000,000	0.75%	0.266%	6/17/16	(13,123)
	CME - 7 yr
	USD-BBA-LIBOR
MSC	3M		6,500,000	2.00%	0.268%	6/15/22	(15,270)
	CME - 10 yr
	USD-BBA-LIBOR
MSC	3M		1,000,000	2.42%	0.261%	12/3/24	(36,729)
	CME - 30 yr
	USD-BBA-LIBOR
MSC	3M		39,300,000	2.50%	0.266%	6/15/45	637,670

							$(2,109,371)

(continues	)	77

Schedules of investments

Optimum Fixed Income Fund

Reverse Repurchase Agreements5

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Repurchase Price
BCLY - U.S. Treasury
Inflation Protected Bond	0.33%	3/18/15	4/9/15	$(1,804,500)	$(1,804,864)
TD - U.S. Treasury Bond	0.30%	3/30/15	4/6/15	(926,250)	(926,304)

				$(2,730,750)	$(2,731,168)

The use of foreign currency exchange contracts, futures contracts, reverse repurchase agreements, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts, notional values, and reverse repurchase agreements presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional value shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

4An interest rate swap agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

5See Note 1 in “Notes to financial statements.”

Summary of abbreviations:

AMT – Subject to Alternative Minimum Tax

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BAML – Bank of America Merrill Lynch

BBA – LIBOR – British Bankers Association Rate

BCLY – Barclays Bank

BNP – BNP Paribas

BRL – Brazilian Real

CAD – Canadian Dollar

CDS – Credit Default Swap

CITI – Citigroup Global Markets

CLO – Collateralized Loan Obligation

CLP – Chilean Peso

CME – Chicago Mercantile Exchange Inc.

CNY – China Renminbi

COP – Colombian Peso

CSFB – Credit Suisse First Boston

DB – Deutsche Bank

DKK – Danish Krone

EUR – European Monetary Unit

GBP – British Pound Sterling

GNMA – Government National Mortgage Association

GSMPS – Goldman Sachs Reperforming Mortgage

                  Securities

HSBC – Hong Kong Shanghai Bank

ICE LIBOR – IntercontinentalExchange London Interbank

                        Offered Rate

IDR – Indonesian Rupiah

IG – Investment Grade

ILS – Israeli Shekel

IMM – International Monetary Market

INR – Indian Rupee

IRS – Interest Rate Swaptions

JPMC – JPMorgan Chase Bank

JPY – Japanese Yen

KRW – South Korean Won

LB – Lehman Brothers

M – Month

MASTR – Mortgage Asset Securitization Transactions, Inc.

MSC – Morgan Stanley Capital

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

O.A.T. – Obligations Assimilables du Tresor

PEN – Peruvian Nuevo Sol

PIK – Payment-in-kind

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment Conduit

SEK – Swedish Krona

S.F. – Single Family

TBA – To be announced

TD – Toronto Dominion Bank

TIEE – Banxico – Interbank Equilibrium Interest Rate

        Banco de Mexico

UBS – Union Bank of Switzerland

USD – U.S. Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

78

Optimum International Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.75%Δ

Australia – 4.91%
Amcor	610,218	$6,501,419
Australia & New Zealand Banking Group	278,631	7,751,058
BHP Billiton ADR	68,110	3,165,072
Commonwealth Bank of Australia	23,418	1,660,945
Orora	1,005,896	1,733,313
Qantas Airways †	1,098,540	2,605,461
Telstra	379,811	1,823,147
Transfield Services †	461,311	478,411

		25,718,826

Austria – 2.49%
Conwert Immobilien Invest †	193,095	2,419,969
Erste Group Bank	130,301	3,203,948
Schoeller-Bleckmann Oilfield Equipment	53,912	3,450,019
voestalpine	108,323	3,963,199

		13,037,135

Belgium – 1.30%
Ageas VVPR Strip «=†	2,424	0
Delhaize Group	75,872	6,817,615

		6,817,615

Bermuda – 1.44%
Everest Re Group	43,534	7,574,916

		7,574,916

Brazil – 1.66%
Banco Bradesco ADR	252,332	2,341,645
Banco do Brasil	301,900	2,176,290
JBS	281,000	1,249,182
Qualicorp †	407,267	2,932,016

		8,699,133

Canada – 1.94%
Dominion Diamond †	143,800	2,456,742
Interfor †	38,300	579,043
Magna International Class A	92,600	4,950,024
Rogers Communications Class B	60,386	2,021,723
Tourmaline Oil †	6,200	187,618

		10,195,150

China/Hong Kong – 7.86%
Anhui Conch Cement	1,120,000	4,229,397
Cathay Pacific Airways	223,000	516,033
China Mobile	75,000	977,430
China Oilfield Services	2,444,000	4,069,595
China Shipping Container Lines †	3,968,000	1,259,785

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

China/Hong Kong (continued)
CLP Holdings	631,000	$5,515,018
Industrial & Commercial Bank of China	4,353,000	3,219,837
Mindray Medical International ADR	133,187	3,642,664
New China Life Insurance Class H	184,900	1,029,470
New World Development	460,000	533,297
Orient Overseas International	878,500	5,362,519
Power Assets Holdings	119,000	1,214,733
Swire Pacific Class A	209,000	2,845,007
Weichai Power	1,112,000	4,287,341
Yangzijiang Shipbuilding Holdings	1,431,000	1,315,594
Yue Yuen Industrial Holdings	341,000	1,206,608

		41,224,328

Colombia – 0.46%
Bancolombia ADR	61,088	2,402,591

		2,402,591

Czech Republic – 0.52%
Komercni banka	12,639	2,726,203

		2,726,203

Denmark – 0.27%
H. Lundbeck †	24,666	519,590
Pandora	9,641	877,759

		1,397,349

Finland – 0.91%
Neste Oil	181,169	4,754,749

		4,754,749

France – 3.67%
Derichebourg †	184,871	566,625
Etablissements Maurel et Prom †	59,064	431,485
Faurecia	54,538	2,378,632
GDF Suez VVPR Strip =†	8,820	0
IPSOS	31,419	879,388
Metropole Television	27,031	542,193
Peugeot †	79,144	1,323,186
Sanofi	10,204	1,007,925
Societe Generale	77,210	3,728,550
Sodexo	37,004	3,609,794
Thales	27,031	1,500,024
Vivendi	131,972	3,277,183

		19,244,985

Germany – 2.12%
Aurubis	45,957	2,596,057

(continues	)	79

Schedules of investments

Optimum International Fund

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Germany (continued)
Deutsche Lufthansa	344,743	$4,828,223
Hella KGaA Hueck †	19,988	963,929
K+S	21,098	687,544
Krones	5,273	547,515
TUI	84,474	1,479,824

		11,103,092

India – 3.02%
Britannia Industries	23,968	830,660
Hindustan Unilever	232,962	3,269,761
ICICI Bank ADR	561,212	5,814,156
Yes Bank	449,470	5,895,225

		15,809,802

Indonesia – 0.45%
Indofood Sukses Makmur	4,146,300	2,361,163

		2,361,163

Ireland – 4.64%
ICON †	192,511	13,577,801
Shire	134,879	10,752,612

		24,330,413

Israel – 1.92%
Plus500	91,064	921,920
Taro Pharmaceutical Industries †	6,562	925,439
Teva Pharmaceutical Industries ADR	131,786	8,210,268

		10,057,627

Italy – 0.13%
La Doria	45,778	689,415

		689,415

Japan – 17.70%
Aderans	55,100	570,040
Alpine Electronics	48,700	809,787
Alps Electric	200,000	4,815,062
Asahi Kasei	405,000	3,866,954
Bic Camera	131,600	1,366,798
CyberAgent	26,400	1,511,868
Daiwa Securities Group	324,000	2,550,067
Denso	172,700	7,871,273
Fuji Heavy Industries	22,100	733,514
Fujitsu	271,000	1,847,814
Hazama Ando	77,600	443,264
Heiwado	25,900	592,803
Hitachi	618,000	4,220,146
Japan Airlines	45,800	1,424,475
JVC Kenwood †	166,600	512,317

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Japan (continued)
Kaken Pharmaceutical	56,000	$1,618,672
Kawasaki Heavy Industries	105,000	529,639
Kissei Pharmaceutical	21,300	664,939
Konica Minolta	56,600	573,508
Kose	9,800	540,397
KYORIN Holdings	27,400	654,928
MEIJI Holdings	13,900	1,692,874
Minebea	33,000	518,952
Mizuho Financial Group	1,244,500	2,186,816
MS&AD Insurance Group Holdings	51,100	1,430,359
Nexon	62,100	661,197
NH Foods	58,000	1,336,308
Nichi-iko Pharmaceutical	52,200	1,201,885
Nichirei	113,000	632,951
Nippon Paper Industries	52,400	787,295
Nippon Steel & Sumitomo Metal	1,383,000	3,476,843
Nissha Printing	79,700	1,452,715
Oracle Japan	11,800	507,713
Otsuka	14,800	630,599
Otsuka Holdings	179,200	5,605,098
Panasonic	90,000	1,181,687
Resona Holdings	211,000	1,046,969
Round One	126,000	714,351
SBI Holdings	102,500	1,240,594
Secom	96,200	6,415,502
Shionogi	55,800	1,857,302
Sumitomo Dainippon Pharma	94,400	1,117,908
Sumitomo Heavy Industries	594,000	3,886,668
Sumitomo Mitsui Financial Group	165,500	6,338,352
T-Gaia	70,900	937,681
Tokyo Electric Power †	202,700	767,081
Toridoll.corporation	33,600	466,203
Towa Pharmaceutical	21,100	1,206,039
Toyota Motor	49,000	3,419,812
Ulvac †	46,600	715,971
Yamazaki Baking	90,000	1,621,380

		92,773,370

Malaysia – 0.28%
British American Tobacco Malaysia	25,400	470,833
Tenaga Nasional	253,300	980,708

		1,451,541

Netherlands – 1.99%
Boskalis Westminster	27,435	1,352,485

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Netherlands (continued)
Core Laboratories	60,913	$6,364,799
Royal Dutch Shell Class A	91,036	2,716,899

		10,434,183

New Zealand – 0.58%
Meridian Energy	406,214	614,172
Spark New Zealand	233,915	520,286
Xero Private Placement †	104,850	1,889,351

		3,023,809

Norway – 3.14%
DNB	423,405	6,796,373
Norsk Hydro	733,327	3,855,090
Statoil ADR	194,156	3,415,204
Subsea 7	276,814	2,377,355

		16,444,022

Republic of Korea – 4.38%
Hyundai Mobis	17,709	3,924,482
Korea Electric Power	34,449	1,420,299
LG Display ADR †	36,618	524,004
POSCO	12,941	2,829,815
Samsung Electronics	7,657	9,933,897
SK Hynix	106,030	4,332,999

		22,965,496

Singapore – 2.69%
DBS Group Holdings	461,000	6,835,393
Singapore Airlines	461,000	4,013,570
United Industrial	1,117,000	2,790,831
Wilmar International	207,000	491,396

		14,131,190

Spain – 1.45%
Amadeus IT Holding	177,865	7,624,192

		7,624,192

Sweden – 1.03%
Getinge Class B	218,373	5,395,766

		5,395,766

Switzerland – 5.67%
Credit Suisse Group ADR	126,025	3,393,853
Galenica	5,823	5,076,005
Lonza Group †	51,962	6,469,167
Novartis ADR	73,334	7,231,466
Roche Holding	25,573	7,027,258
Zehnder Group	11,237	523,807

		29,721,556

Taiwan – 3.43%
Advanced Semiconductor Engineering	4,425,000	5,999,135

	Number of shares	Value (U.S. $)

Common StockΔ (continued)

Taiwan (continued)
AU Optronics	6,392,000	$3,211,074
Taiwan Semiconductor
Manufacturing	1,881,000	8,752,413

		17,962,622

Turkey – 1.20%
Akbank	1,111,349	3,260,736
Turkiye Garanti Bankasi	934,609	3,048,369

		6,309,105

United Kingdom – 11.62%
Abcam	102,032	732,865
ARM Holdings ADR	230,928	11,384,750
Debenhams	1,781,156	1,982,105
Diageo	214,160	5,917,970
DS Smith	203,956	1,041,378
Great Portland Estates	244,650	2,939,349
Hikma Pharmaceuticals	32,673	1,028,308
HSBC Holdings	301,889	2,572,437
Inchcape	208,795	2,454,532
International Consolidated
Airlines Group †	742,686	6,619,497
Investec	415,991	3,449,921
Land Securities Group	74,437	1,381,897
Legal & General Group	1,012,155	4,168,265
Man Group	1,013,210	3,056,097
Mondi	136,622	2,625,378
Persimmon †	164,019	4,041,857
Project White =†	83,072	1,443,949
Rio Tinto ADR	98,303	4,069,744

		60,910,299

United States – 2.88%
Carnival	140,552	6,724,008
Carnival – London Stock Exchange	141,653	6,926,670
Project Star =†	142	1,063,796
Project Star Series G =†	47	373,872

		15,088,346

Total Common Stock (cost $509,508,814)		512,379,989

(continues	)	81

Schedules of investments

Optimum International Fund

	Principal amount°	Value (U.S. $)

Short-Term Investments – 1.46%

Discount Notes – 0.67%≠
Federal Home Loan Bank
0.07% 4/6/15	2,585,582	$2,585,572
0.075% 6/4/15	235,155	235,134
0.075% 6/29/15	235,155	235,126
0.095% 7/14/15	446,795	446,718

		3,502,550

Repurchase Agreements – 0.79%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,697,852 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $1,731,807)	1,697,849	1,697,849
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,414,878 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $1,443,172)	1,414,875	1,414,875
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,029,279 (collateralized by U. S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $1,049,862)	1,029,276	1,029,276

		4,142,000

Total Short-Term Investments (cost $7,644,474)		7,644,550

Total Value of Securities – 99.21% (cost $517,153,288)	$520,024,539

«	Dividend coupon which when presented with the corresponding coupon of the share benefits from a reduced withholding tax of 15% (rather than 25%) on dividends paid.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $2,881,617, which represents 0.55% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U. S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
Δ	Securities have been classified by country of origin. Aggregate classification by business sectors has been presented on page 37 in “Security type / country and sector allocations.”

The following foreign currency exchange contract were outstanding at March 31, 2015:1

Foreign Currency Exchange Contract

Counterparty	Contract to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
BBH	HKD	(1,321,180)	USD	170,391	4/2/15	$(24)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BBH – Brown Brothers Harriman

HKD – Hong Kong Dollar

USD – U. S. Dollar

VVPR Strip – Dividend Coupon

See accompanying notes, which are an integral part of the
financial statements.

Optimum Large Cap Growth Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 95.71%²

Consumer Discretionary – 20.99%
Amazon.com †	111,300	$41,414,730
AutoZone †	13,600	9,277,376
BorgWarner	55,700	3,368,736
CarMax †	102,100	7,045,921
Chipotle Mexican Grill †	3,650	2,374,471
Comcast Class A	169,950	9,597,077
Darden Restaurants	34,700	2,406,098
Delphi Automotive (United Kingdom)	155,400	12,391,596
DISH Network Class A †	15,000	1,050,900
Disney (Walt)	216,900	22,750,641
Dollar General	54,150	4,081,827
Dollar Tree †	104,650	8,491,824
Flipkart Limited @=†	1,530	165,368
Flipkart Limited Series A @=†	522	56,420
Flipkart Limited Series C @=†	921	99,545
Flipkart Limited Series E @=†	1,712	185,039
Flipkart Limited Series G @=†	7,188	817,793
Hanesbrands	232,900	7,804,479
Hilton Worldwide Holdings †	340,200	10,076,724
Home Depot	106,523	12,102,078
Las Vegas Sands	72,600	3,995,904
Lear	23,650	2,620,893
Lowe’s	253,400	18,850,426
McDonald’s	54,000	5,261,760
MGM Resorts International †	357,770	7,523,903
Netflix †	14,600	6,083,674
NIKE Class B	128,550	12,897,421
Pandora Media †	72,300	1,171,983
Priceline Group †	23,600	27,473,940
PVH	7,650	815,184
Ralph Lauren	4,450	585,175
Ross Stores	42,700	4,498,872
Royal Caribbean Cruises	80,550	6,593,018
Signet Jewelers (Bermuda)	37,800	5,246,262
Starbucks	139,650	13,224,855
Tesla Motors †	40,800	7,701,816
Time Warner Cable	13,200	1,978,416
Toll Brothers †	94,450	3,715,663
Tractor Supply	93,700	7,970,122
TripAdvisor †	34,350	2,856,890
Twitter †	112,500	5,634,000
Under Armour Class A †	92,550	7,473,413
Walgreens Boots Alliance	174,100	14,742,788
Wynn Macau (Macau)	1,355,600	2,929,618
Wynn Resorts	53,130	6,688,004

		334,092,643

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Consumer Staples – 4.01%
Altria Group	112,100	$5,607,242
Anheuser-Busch InBev ADR (Belgium)	17,850	2,176,093
Costco Wholesale	25,300	3,832,823
CVS Health	210,750	21,751,507
Estee Lauder	38,300	3,185,028
Jarden †	56,800	3,004,720
Kroger	57,750	4,427,115
Mead Johnson Nutrition	46,500	4,674,645
Molson Coors Brewing Class B	49,300	3,670,385
PepsiCo	88,750	8,486,275
Whole Foods Market	59,200	3,083,136

		63,898,969

Energy – 3.63%
Anadarko Petroleum	92,500	7,659,925
Baker Hughes	93,600	5,951,088
Cheniere Energy †	50,150	3,881,610
Concho Resources †	9,500	1,101,240
Continental Resources †	56,000	2,445,520
Devon Energy	112,050	6,757,735
EOG Resources	15,000	1,375,350
EQT	57,100	4,731,877
Pioneer Natural Resources	30,300	4,954,353
Range Resources	69,231	3,602,781
Schlumberger	22,250	1,856,540
SunEdison †	336,500	8,076,000
TerraForm Power Class A †	87,750	3,203,753
Weatherford International (Switzerland) †	181,900	2,237,370

		57,835,142

Financials – 5.32%
American Express	24,650	1,925,658
American International Group	46,700	2,558,693
American Tower	123,000	11,580,450
Bank of America	369,900	5,692,761
BlackRock	10,100	3,694,984
Charles Schwab	140,850	4,287,474
Citigroup	158,300	8,155,616
Crown Castle International	110,300	9,104,162
Discover Financial Services	50,800	2,862,580
Hartford Financial Services Group	209,300	8,752,926
Intercontinental Exchange	24,400	5,691,788
Morgan Stanley	300,550	10,726,629
State Street	71,800	5,279,454

(continues	)	83

Schedules of investments

Optimum Large Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Financials (continued)
TD Ameritrade Holding	118,100	$4,400,406

		84,713,581

Healthcare – 19.88%
Actavis †	190,218	56,612,779
Alexion Pharmaceuticals †	70,000	12,131,000
Amgen	13,100	2,094,035
Anthem	28,400	4,385,244
Becton, Dickinson	57,500	8,256,425
Biogen †	72,050	30,422,392
BioMarin Pharmaceutical †	61,000	7,601,820
Bristol-Myers Squibb	92,900	5,992,050
Celgene †	151,800	17,499,504
Cigna	10,745	1,390,833
Gilead Sciences †	310,700	30,488,991
HCA Holdings †	113,259	8,520,475
Humana	91,300	16,253,226
Incyte †	88,050	8,070,663
Intercept Pharmaceuticals †	15,250	4,300,805
Intuitive Surgical †	22,000	11,110,660
McKesson	78,200	17,688,840
Pharmacyclics †	38,200	9,777,290
Puma Biotechnology †	4,250	1,003,467
Regeneron Pharmaceuticals †	13,700	6,185,276
Shire ADR (Ireland)	32,950	7,884,605
St.Jude Medical	24,500	1,602,300
Teva Pharmaceutical Industries ADR (Israel)	20,200	1,258,460
Thermo Fisher Scientific	72,600	9,753,084
United Therapeutics †	19,450	3,353,861
UnitedHealth Group	76,400	9,037,356
Valeant Pharmaceuticals International (Canada) †	86,700	17,220,354
Vertex Pharmaceuticals †	55,450	6,541,437

		316,437,232

Industrials – 11.89%
American Airlines Group	285,900	15,089,802
Boeing	123,250	18,497,360
Danaher	279,100	23,695,590
FedEx	34,900	5,774,205
Flowserve	76,700	4,332,783
HD Supply Holdings †	280,200	8,729,631
Honeywell International	141,650	14,775,511
Hunt (J.B.) Transport Services	39,000	3,330,405
Ingersoll-Rand (Ireland)	89,100	6,065,928
Lockheed Martin	17,150	3,480,764
Martin Marietta Materials	29,400	4,110,120
McGraw Hill Financial	43,250	4,472,050

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Industrials (continued)
Mobileye (Israel) †	72,300	$3,038,769
Precision Castparts	69,250	14,542,500
Roper Industries	50,900	8,754,800
Tyco International (Switzerland)	190,850	8,218,001
Union Pacific	64,900	7,029,319
United Continental Holdings †	186,750	12,558,938
United Parcel Service Class B	63,650	6,170,231
United Technologies	35,900	4,207,480
Vulcan Materials	47,300	3,987,390
WABCO Holdings †	16,700	2,052,096
Wabtec	66,400	6,308,664

		189,222,337

Information Technology – 28.05%
Activision Blizzard	165,800	3,767,805
Adobe Systems †	111,400	8,236,916
Alibaba Group Holding ADR †	139,405	11,604,072
Alliance Data Systems †	25,185	7,461,056
Apple	592,050	73,668,781
Arista Networks †	63,250	4,461,023
ASML Holding (Netherlands)	30,800	3,111,724
Avago Technologies	54,750	6,952,155
Baidu ADR †	61,300	12,774,920
Broadcom Class A	87,450	3,786,148
Cognizant Technology
Solutions Class A †	85,800	5,353,062
Ctrip.com International ADR †	35,550	2,083,941
Dropbox Class A @=†	61,727	1,180,946
Facebook Class A †	669,479	55,041,216
Fiserv †	113,950	9,047,630
Google Class A †	42,100	23,352,870
Google Class C †	77,750	42,607,000
GrubHub †	62,200	2,823,258
LinkedIn Class A †	40,900	10,219,274
MasterCard Class A	195,000	16,846,050
Micron Technology †	212,385	5,762,005
Microsoft	216,750	8,811,971
NAVER (South Korea)	3,042	1,836,109
NetSuite †	39,000	3,617,640
NXP Semiconductor (Netherlands) †	76,450	7,672,522
Palo Alto Networks †	14,400	2,103,552
QUALCOMM	39,950	2,770,133
Red Hat †	71,900	5,446,425
salesforce.com †	330,700	22,094,067
SanDisk	69,750	4,437,495
SAP ADR (Germany)	21,000	1,515,570

	Number of shares	Value (U.S. $)

Common Stock² (continued)

Information Technology (continued)
SBA Communications Class A †	33,100	$3,876,010
ServiceNow †	52,800	4,159,584
Tencent Holdings (China) (Hong Kong Exchange)	340,300	6,462,269
Vipshop Holdings ADR †	293,900	8,652,416
Visa Class A	623,250	40,766,783
Western Digital	16,150	1,469,812
Workday Class A †	40,100	3,384,841
Yahoo †	162,300	7,211,801

		446,430,852

Materials – 1.53%
Air Products & Chemicals	30,100	4,553,528
Ashland	29,700	3,781,107
duPont (E. I.) deNemours	61,800	4,416,846
PPG Industries	20,100	4,533,354
Sherwin-Williams	24,700	7,027,150

		24,311,985

Telecommunication Services – 0.26%
Level 3 Communications †	78,000	4,199,520

		4,199,520

Utilities – 0.15%
Sempra Energy	22,100	2,409,342

		2,409,342

Total Common Stock (cost $1,227,837,955)		1,523,551,603

Convertible Preferred Stock – 0.06%

Airbnb Private Placement @=†	23,130	894,608
LivingSocial Private Placement Series F @=†	14,824	3,854

Total Convertible Preferred Stock (cost $1,055,689)		898,462

U. S. Master Limited Partnerships – 1.22%

Blackstone Group	425,600	16,551,584
Carlyle Group	103,650	2,808,915

Total U. S. Master Limited Partnerships (cost $16,564,530)		19,360,499

	Principal amount°	Value (U.S. $)

Short-Term Investments – 3.21%

Discount Notes – 0.59%≠
Federal Home Loan Bank
0.075% 6/4/15	2,431,783	$2,431,562
0.075% 6/29/15	2,431,783	2,431,477
0.095% 7/14/15	4,620,388	4,619,588

		9,482,627

Repurchase Agreements – 2.62%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $17,067,059 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $17,408,379)	17,067,035	17,067,035
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $14,222,569 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $14,506,981)	14,222,530	14,222,530
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $10,346,464 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $10,553,369)	10,346,435	10,346,435

		41,636,000

Total Short-Term Investments (cost $51,117,911)		51,118,627

Total Value of Securities – 100.20% (cost $1,296,576,085)		$1,594,929,191

@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $3,403,573,which represents 0.21% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

(continues	)	85

Schedules of investments

Optimum Large Cap Growth Fund

=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $3,403,573, which represents 0.21% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

ADR – American Depositary Receipt

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 97.26%

Consumer Discretionary – 10.18%
Advance Auto Parts	22,280	$3,335,093
Bed Bath & Beyond †	23,638	1,814,807
Comcast Class A	136,323	7,642,949
Copa Holdings Class A (Panama)	33,236	3,355,839
Delphi Automotive (United Kingdom)	66,153	5,275,040
Disney (Walt)	45,717	4,795,256
Hasbro	50,907	3,219,359
Johnson Controls	132,879	6,702,417
Kohl’s	23,879	1,868,532
Mattel	25,426	580,984
McDonald’s	54,936	5,352,964
Newell Rubbermaid	29,927	1,169,248
Omnicom Group	101,079	7,882,140
Ross Stores	159,728	16,828,942
Target	145,407	11,933,552
Time	7,084	158,965
Time Warner	67,818	5,726,552
TJX	303,337	21,248,757
Verisk Analytics Class A †	198,113	14,145,268
Viacom Class B	56,439	3,854,784
Yum Brands	74,654	5,876,763

		132,768,211

Consumer Staples – 11.86%
Altria Group	430,629	21,540,063
Archer-Daniels-Midland	9,471	448,925
Campbell Soup	385,269	17,934,272
Colgate-Palmolive	230,067	15,952,846
CVS Health	127,954	13,206,132
Danone (France)	70,452	4,749,900
Diageo (United Kingdom)	311,524	8,608,469
Dr Pepper Snapple Group	16,596	1,302,454
General Mills	185,329	10,489,621
Imperial Tobacco Group (United Kingdom)	30,879	1,354,501
Kellogg	26,229	1,729,803
Lorillard	109,718	7,170,071
Nestle (Switzerland)	143,025	10,770,132
Philip Morris International	480,400	36,188,532
Procter & Gamble	40,360	3,307,098

		154,752,819

Energy — 12.35%
Apache	219,219	13,225,482
Atwood Oceanics	262,025	7,365,523
Baker Hughes	20,737	1,318,458

	Number of shares	Value (U.S. $)

Common Stock (continued)

Energy (continued)
Chevron	87,667	$9,203,282
ConocoPhillips	263,538	16,407,876
Continental Resources †	212,443	9,277,386
EOG Resources	41,826	3,835,026
Exxon Mobil	344,013	29,241,105
Marathon Petroleum	197,828	20,255,609
Occidental Petroleum	89,453	6,530,069
Oil States International †	330,123	13,128,992
Schlumberger	50,593	4,221,480
SM Energy	196,147	10,136,877
Valero Energy	266,727	16,969,172

		161,116,337

Financials – 23.70%
ACE (Switzerland)	65,910	7,348,306
Aflac	165,592	10,599,544
American Express	47,980	3,748,198
Aon (United Kingdom)	82,392	7,919,519
Apartment Investment & Management	411,776	16,207,503
Bank of New York Mellon	206,190	8,297,086
BlackRock	18,442	6,746,821
CBOE Holdings	328,248	18,843,076
Chubb	50,235	5,078,760
Citigroup	44,488	2,292,022
Discover Financial Services	272,563	15,358,925
Eaton Vance	297,475	12,386,859
Franklin Resources	152,441	7,823,272
Goldman Sachs Group	67,274	12,645,494
JPMorgan Chase	469,319	28,431,345
McGraw Hill Financial	197,111	20,381,277
MetLife	226,487	11,448,918
Moody’s	145,074	15,058,681
NASDAQ OMX Group	104,262	5,311,106
Nationstar Mortgage Holdings †	628,338	15,563,932
PNC Financial Services Group	59,638	5,560,647
Prudential Financial	72,590	5,829,703
State Street	82,256	6,048,284
Travelers	118,619	12,826,272
U. S. Bancorp	291,352	12,723,342
Waddell & Reed Financial Class A	257,909	12,776,812
Wells Fargo	405,321	22,049,462

		309,305,166

Healthcare – 10.27%
Abbott Laboratories	181,666	8,416,586

(continues	)	87

Schedules of investments

Optimum Large Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Healthcare (continued)
Baxter International	86,724	$5,940,594
Express Scripts Holding †	84,416	7,324,776
Gilead Sciences †	121,197	11,893,062
Johnson & Johnson	225,089	22,643,953
Medtronic (Ireland)	172,286	13,436,585
Merck	157,197	9,035,684
Mylan †	319,456	18,959,714
Novartis (Switzerland)	23,061	2,276,132
Pfizer	571,961	19,898,523
Roche Holding (Switzerland)	6,561	1,802,911
St. Jude Medical	70,737	4,626,200
Thermo Fisher Scientific	57,691	7,750,209

		134,004,929

Industrials – 12.19%
3M	84,652	13,963,347
Canadian National Railway (Canada)	59,584	3,984,382
Danaher	101,267	8,597,568
Eaton (Ireland)	83,909	5,700,777
Equifax	16,819	1,564,167
Honeywell International	143,258	14,943,242
Illinois Tool Works	49,077	4,767,340
Lockheed Martin	181,585	36,854,492
Northrop Grumman	36,525	5,879,064
Pentair (United Kingdom)	39,409	2,478,432
Rockwell Collins	148,005	14,289,883
Stanley Black & Decker	32,111	3,062,105
Tyco International	193,472	8,330,904
United Parcel Service Class B	211,461	20,499,029
United Technologies	120,343	14,104,200

		159,018,932

Information Technology – 9.60%
Accenture Class A (Ireland)	180,229	16,885,655
Apple	215,413	26,803,840
Fidelity National Information Services	53,681	3,653,529
Fiserv †	65,452	5,196,889
International Business Machines	57,468	9,223,614
Microsoft	361,953	14,715,199
Oracle	155,576	6,713,104
Texas Instruments	148,048	8,466,125
Western Digital	189,036	17,204,166
Western Union	786,918	16,375,764

		125,237,885

Materials – 4.49%
CF Industries Holdings	48,358	13,718,197

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials (continued)
Crown Holdings †	66,423	$3,588,170
duPont (E. I.) deNemours	22,308	1,594,353
LyondellBasell Industries Class A	150,456	13,210,037
NewMarket	35,169	16,803,748
PPG Industries	43,111	9,723,255

		58,637,760

Telecommunication Services – 2.28%
AT&T	54,596	1,782,559
Verizon Communications	503,142	24,467,795
Vodafone Group (United Kingdom)	1,079,332	3,531,806

		29,782,160

Utilities – 0.34%
Duke Energy	58,175	4,466,678

		4,466,678

Total Common Stock (cost $950,008,642)		1,269,090,877

Convertible Preferred Stock – 0.04%

United Technologies 7.50% exercise price $98.52, expiration date 8/1/15	7,480	460,319

Total Convertible Preferred Stock (cost $376,064)		460,319

	Principal amount°

Short-Term Investments – 2.62%

Discount Notes – 0.27%≠
Federal Home Loan Bank
0.054% 4/6/15	1,505,699	1,505,693
0.057% 4/8/15	578,664	578,662
0.065% 4/20/15	362,330	362,325
0.075% 6/4/15	265,879	265,855
0.075% 6/29/15	265,879	265,845
0.095% 7/14/15	505,170	505,082

		3,483,462

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements – 2.35%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $12,599,848 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $12,851,829)	12,599,830	$12,599,830
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $10,499,888 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $10,709,857)	10,499,859	10,499,859
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $7,638,332 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $7,791,081)	7,638,311	7,638,311

		30,738,000

Total Short-Term Investments (cost $34,221,367)		34,221,462

Total Value of Securities –99.92% (cost $984,606,073)		$1,303,772,658

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

.

89

Schedules of investments

Optimum Small-Mid Cap Growth Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 95.54%

Consumer Discretionary – 12.76%
Buffalo Wild Wings †	5,536	$1,003,345
Casey’s General Stores	24,000	2,162,400
Choice Hotels International	40,000	2,562,800
CST Brands	56,176	2,462,194
Diamond Resorts International †	168,193	5,622,692
Domino’s Pizza	20,000	2,011,000
Dorman Products †	80,000	3,980,000
Fiesta Restaurant Group †	40,000	2,440,000
Fossil Group †	26,000	2,143,700
Gentex	123,623	2,262,301
Gentherm †	24,644	1,244,768
GoPro Class A †	71,526	3,104,944
IMAX (Canada) †	128,506	4,331,937
Jack in the Box	11,679	1,120,250
Kate Spade †	91,425	3,052,681
LKQ †	277,000	7,080,120
Michaels †	30,410	822,895
Panera Bread Class A †	13,703	2,192,411
Papa John’s International	45,000	2,781,450
Performance Sports Group †	48,952	954,564
Pool	45,000	3,139,200
Red Robin Gourmet Burgers †	8,366	727,842
Samsonite International	516,730	1,798,066
Select Comfort †	48,984	1,688,478
Skechers U.S.A. Class A †	25,857	1,859,377
Tuesday Morning †	101,043	1,626,792
Vail Resorts	36,520	3,776,898
Vince Holding †	45,379	841,780
Williams-Sonoma	30,000	2,391,300

		71,186,185

Consumer Staples – 1.68%
Fresh Market †	115,223	4,682,663
SunOpta (Canada) †	142,560	1,513,987
United Natural Foods †	41,000	3,158,640

		9,355,290

Energy – 3.08%
Carrizo Oil & Gas †	32,000	1,588,800
Clayton Williams Energy †	17,000	860,710
Diamondback Energy †	42,363	3,255,173
Energen	12,000	792,000
Gulfport Energy †	37,000	1,698,670
Hornbeck Offshore Services †	27,000	507,870
PDC Energy †	13,000	702,520
Rosetta Resources †	30,000	510,600
RSP Permian †	98,062	2,470,182

	Number of shares	Value (U.S. $)

Common Stock (continued)

Energy (continued)
SM Energy	27,000	$1,395,360
SunEdison †	141,291	3,390,984

		17,172,869

Financials – 12.02%
Allied World Assurance Holdings (Switzerland)	30,000	1,212,000
Associated Banc-Corp	245,000	4,557,000
Assured Guaranty (Bermuda)	87,677	2,313,796
Blackhawk Network Holdings †	79,000	2,808,450
Eaton Vance	104,000	4,330,560
Education Realty Trust	93,000	3,290,340
Extra Space Storage	43,000	2,905,510
Financial Engines	25,289	1,057,839
First Busey	177,800	1,189,482
First Commonwealth Financial	83,000	747,000
HFF Class A	94,516	3,548,131
Kennedy-Wilson Holdings	118,511	3,097,878
Lakeland Financial	80,000	3,246,400
MB Financial	53,000	1,659,430
PacWest Bancorp	76,534	3,588,679
Paramount Group	183,966	3,550,544
Patriot National †	101,764	1,292,403
Pebblebrook Hotel Trust	58,653	2,731,470
Post Properties	35,000	1,992,550
Sandy Spring Bancorp	85,000	2,229,550
SEI Investments	79,000	3,483,110
SVB Financial Group †	20,000	2,540,800
TriNet Group †	118,323	4,168,519
TrustCo Bank New York	400,000	2,752,000
WisdomTree Investments	85,222	1,828,864
WL Ross Holding †	4,100	43,091
World Acceptance †	12,437	906,906

		67,072,302

Healthcare – 16.05%
Abaxis	11,000	705,210
Acadia Healthcare †	64,387	4,610,109
Achillion Pharmaceuticals †	83,379	822,117
Aerie Pharmaceuticals †	40,733	1,276,572
Agios Pharmaceuticals †	22,095	2,083,559
Akorn †	55,000	2,613,050
Align Technology †	14,000	752,990
Allscripts Healthcare Solutions †	95,300	1,139,788
Alnylam Pharmaceuticals †	19,871	2,074,930

	Number of shares	Value (U.S. $)

Common Stock (continued)

Healthcare (continued)
Anacor Pharmaceuticals †	42,157	$2,438,782
BioCryst Pharmaceuticals †	110,392	996,840
Bio-Techne	27,500	2,757,975
Cardiovascular Systems †	22,585	881,718
Celldex Therapeutics †	44,700	1,245,789
Cepheid †	88,933	5,060,288
DexCom †	62,691	3,908,157
Endologix †	95,961	1,638,054
Envision Healthcare Holdings †	117,946	4,523,229
ExamWorks Group †	5,485	228,286
HealthSouth	31,000	1,375,160
HeartWare International †	39,202	3,440,760
Insulet †	124,091	4,138,435
Intercept Pharmaceuticals †	4,000	1,128,080
Intersect ENT †	35,036	904,980
Ironwood Pharmaceuticals †	60,499	967,984
Isis Pharmaceuticals †	26,673	1,698,270
LDR Holding †	42,308	1,550,165
Mettler-Toledo International †	17,000	5,587,050
Novavax †	154,555	1,278,170
Otonomy †	30,495	1,078,303
Portola Pharmaceuticals †	67,776	2,572,777
PTC Therapeutics †	36,376	2,213,480
Puma Biotechnology †	4,664	1,101,217
Regulus Therapeutics †	58,689	994,192
Relypsa †	35,053	1,264,362
Sarepta Therapeutics †	48,000	637,440
Seattle Genetics †	32,000	1,131,200
Sirona Dental Systems †	21,000	1,889,790
Synageva BioPharma †	60,556	5,906,027
TESARO †	51,100	2,933,140
Tetraphase Pharmaceuticals †	32,034	1,173,726
Ultragenyx Pharmaceutical †	29,000	1,800,610
VWR †	70,000	1,819,300
Wright Medical Group †	47,000	1,212,600

		89,554,661

Industrials – 22.87%
Acuity Brands	41,611	6,997,306
Advanced Drainage Systems	39,655	1,187,271
AECOM †	69,853	2,152,869
Altra Industrial Motion @	83,621	2,311,284
AMETEK	139,000	7,303,060
Applied Industrial Technologies	47,664	2,161,086
Astronics †	29,633	2,183,952

	Number of shares	Value (U.S. $)

Common Stock (continued)

Industrials (continued)
Avis Budget Group †	70,000	$4,131,050
Belden	21,000	1,964,760
CAI International †	53,000	1,302,210
Cognex †	39,092	1,938,572
DigitalGlobe †	96,057	3,272,662
Donaldson	192,000	7,240,320
ESCO Technologies	47,000	1,832,060
Forward Air	24,000	1,303,200
Generac Holdings †	147,965	7,204,416
Graphic Packaging Holding	330,213	4,801,297
HD Supply Holdings †	106,376	3,314,144
Heartland Express	86,000	2,043,360
HEICO Class A	75,000	3,715,500
Kennametal	41,000	1,381,290
Kirby †	12,000	900,600
Knoll @	65,000	1,522,950
Landstar System	64,663	4,287,157
Masonite International †	64,374	4,329,795
Middleby †	26,000	2,668,900
Moog Class A †	57,312	4,301,266
Nordson	80,000	6,267,200
Old Dominion Freight Line †	43,761	3,382,725
Oshkosh	55,000	2,683,450
Owens Corning	66,798	2,899,033
PGT †	85,000	949,875
RPX †	34,000	489,260
Rush Enterprises Class A †	57,000	1,559,520
Spirit Airlines †	28,547	2,208,396
SunPower †	67,429	2,111,202
Swift Transportation †	141,445	3,680,399
Teledyne Technologies †	15,629	1,668,083
Thermon Group Holdings @†	86,904	2,091,779
Toro	35,000	2,454,200
WageWorks †	37,389	1,993,955
Watts Water Technologies
Class A	38,020	2,092,241
WESCO International †	27,000	1,887,030
XPO Logistics †	31,369	1,426,348

		127,597,033

Information Technology – 21.15%
Ambarella †	27,166	2,056,738
Amber Road †	158,533	1,466,430
Amphenol Class A	56,800	3,347,224
ANSYS †	45,000	3,968,550
Atmel	173,000	1,423,790
Bankrate †	200,000	2,268,000
Castlight Health Class B †	6,780	52,613

(continues	)	91

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Information Technology (continued)
Cogent Communications Holdings	20,000	$706,600
Constant Contact †	73,559	2,810,689
CoStar Group †	24,597	4,866,025
Demandware †	54,551	3,322,156
Envestnet †	34,108	1,912,777
ExlService Holdings †	80,000	2,976,000
F5 Networks †	21,000	2,413,740
Fleetmatics Group (Ireland) †	91,019	4,082,202
FLIR Systems	75,000	2,346,000
Heartland Payment Systems @	32,952	1,543,801
HubSpot †	62,811	2,506,159
Infinera †	152,000	2,989,840
Informatica †	35,000	1,534,925
IPG Photonics †	41,000	3,800,700
Marketo †	82,297	2,108,449
Markit (United Kingdom) †	71,086	1,912,213
MAXIMUS	38,045	2,539,884
Medidata Solutions †	25,000	1,226,000
Mellanox Technologies (Israel) †	54,005	2,448,587
Nimble Storage †	48,588	1,083,998
Power Integrations	41,430	2,157,674
Rogers †	25,000	2,055,250
Shutterstock †	45,003	3,090,356
Solera Holdings	93,000	4,804,380
SPS Commerce †	48,455	3,251,331
Stratasys †	10,000	527,800
SunEdison Semiconductor †	21,876	564,838
Telogis @=†	185,242	133,374
Textura †	30,233	821,733
TrueCar †	108,785	1,941,812
Tyler Technologies †	35,373	4,263,508
Ultimate Software Group †	12,000	2,039,460
Veeva Systems Class A †	139,540	3,562,456
Verint Systems †	80,083	4,959,540
Virtusa †	159,552	6,602,262
Wayfair Class A †	5,100	163,812
WEX †	20,344	2,184,132
WNS Holdings ADR †	300,087	7,298,116
Zendesk †	18,600	422,034
Zillow Group †	34,194	3,429,658

		117,987,616

Materials – 4.01%
Airgas	36,000	3,819,960

	Number of shares	Value (U.S. $)

Common Stock (continued)

Materials (continued)
Caesarstone Sdot-Yam (Israel)	36,443	$2,212,455
Drew Industries	67,000	4,123,180
Headwaters †	272,285	4,993,707
KapStone Paper & Packaging	74,864	2,458,534
Platform Specialty Products †	186,491	4,785,359

		22,393,195

Telecommunication Services – 1.92%
Arista Networks †	36,071	2,544,088
Boingo Wireless †	135,000	1,017,900
CalAmp †	49,000	793,310
Gogo †	104,030	1,982,812
SBA Communications Class A †	14,000	1,639,400
Vonage Holdings †	555,000	2,725,050

		10,702,560

Total Common Stock (cost $418,089,481)		533,021,711

Convertible Preferred Stock – 0.58%

Cloudera@=	30,243	998,019
DocuSign
Series B @=	1,166	22,492
Series B-1 @=	349	6,732
Series D @=	838	16,165
Series E @=	21,664	417,899
Telogis@=†	252,269	1,074,666
Zuora=	209,844	717,534

Total Convertible Preferred Stock (cost $2,108,293)		3,253,507

Exchange -Traded Fund – 0.50%

iShares Russell 2000 Growth	18,330	2,777,912

Total Exchange-Traded Fund (cost $2,613,664)		2,777,912

Preferred Stock – 0.54%

Apigee Series H =	256,001	893,443
Nutanix @=	40,185	695,602
Pure Storage =	36,123	578,329
Veracode Series 8 @=	30,584	840,754

Total Preferred Stock (cost $2,416,129)		3,008,128

	Principal amount°	Value (U.S. $)

Short-Term Investments – 2.45%

Discount Notes – 1.25%≠
Federal Home Loan Bank
0.047% 4/6/15	5,190,677	$5,190,656
0.058% 4/8/15	580,051	580,048
0.065% 4/20/15	589,749	589,740
0.075% 6/4/15	160,923	160,909
0.075% 6/29/15	160,923	160,903
0.095% 7/14/15	305,755	305,702

		6,987,958

Repurchase Agreements – 1.20%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $2,728,778 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $2,783,350)	2,728,774	2,728,774
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $2,273,985 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $2,319,458)	2,273,979	2,273,979
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $1,654,251 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $1,687,333)	1,654,247	1,654,247

		6,657,000

Total Short-Term Investments (cost $13,644,882)		13,644,958

Total Value of Securities – 99.61% (cost $438,872,449)	$555,706,216

@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $11,675,517, which represents 2.09% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
=	Security is being fair valued in accordance with the Fund’s fair valuation policy. At March 31, 2015, the aggregate value of fair valued securities was $6,395,009, which represents 1.15% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U. S. dollars unless noted that the security is denominated in an other currency.
†	Non-income-producing security.

The following foreign currency exchange contract was outstanding at March 31, 2015:1

Foreign Currency Exchange Contract

Counterparty	Contract to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
JPMC	HKD	(567,475)	USD	73,192	4/2/15	$(5)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contract presented above represents the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

HKD – Hong Kong Dollar

JPMC – JPMorgan Chase Bank

USD – U.S. Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues	)	93

Schedules of investments

Optimum Small-Mid Cap Value Fund

March 31, 2015

	Number of shares	Value (U.S. $)

Common Stock – 88.36%

Consumer Discretionary – 9.56%
AMC Networks Class A †	65,200	$4,996,928
Ascena Retail Group †	244,000	3,540,440
bebe stores	917,855	3,331,814
Callaway Golf	446,910	4,259,052
China Automotive Systems (China) †	48,278	351,464
Christopher & Banks †	427,291	2,375,738
Crocs †	269,800	3,186,338
Dick’s Sporting Goods	54,500	3,105,955
Express †	163,400	2,701,002
Finish Line Class A	59,000	1,446,680
Hooker Furniture	143,694	2,737,371
LeapFrog Enterprises †	474,500	1,034,410
Life Time Fitness †	27,900	1,979,784
Meredith	45,300	2,526,381
Pier 1 Imports	228,000	3,187,440
Rent-A-Center	132,500	3,635,800
Spartan Motors	510,538	2,476,109
Staples	106,000	1,726,210
Winnebago Industries	71,143	1,512,500

		50,111,416

Consumer Staples – 1.20%
Darling Ingredients †	115,100	1,612,551
Dean Foods	283,600	4,687,908

		6,300,459

Energy – 4.84%
Bonanza Creek Energy †	57,600	1,420,416
CONSOL Energy	109,500	3,053,955
Frank’s International (Netherlands)	113,000	2,113,100
Gulf Island Fabrication	110,875	1,647,603
Hallador Energy	270,626	3,163,618
McDermott International †	60,500	232,320
Memorial Resource Development †	95,300	1,690,622
Newpark Resources †	293,403	2,672,901
Oil States International †	47,000	1,869,190
PDC Energy †	35,900	1,940,036
RSP Permian †	89,600	2,257,024
VAALCO Energy †	403,356	988,222
Warren Resources †	403,457	359,077
Weatherford International (Switzerland) †	158,000	1,943,400

		25,351,484

Financials – 7.77%
Alexandria Real Estate Equities	43,192	4,234,544

	Number of shares	Value (U.S. $)

Common Stock (continued)

Financials (continued)
BankUnited	108,200	$3,542,468
Cedar Realty Trust	546,776	4,095,352
Comerica	30,100	1,358,413
Dime Community Bancshares	239,303	3,852,778
East West Bancorp	42,900	1,735,734
First Financial Bancorp @	125,100	2,228,031
Hallmark Financial Services †	342,326	3,628,656
Inland Real Estate	143,200	1,530,808
Potlatch	48,903	1,958,076
PrivateBancorp	105,700	3,717,469
SVB Financial Group †	30,500	3,874,720
Wintrust Financial	64,900	3,094,432
XL Group (Ireland)	51,000	1,876,800

		40,728,281

Healthcare – 4.57%
CONMED	61,600	3,110,184
Haemonetics †	93,600	4,204,512
Integra Lifesciences Holdings †	35,200	2,170,080
MEDNAX †	50,800	3,683,508
Myriad Genetics †	115,400	4,085,160
Premier Class A †	80,800	3,036,464
Teleflex	30,600	3,697,398

		23,987,306

Industrials – 24.93%
ACCO Brands †	343,825	2,857,186
Advanced Energy Industries †	186,925	4,796,495
Aegion †	101,900	1,839,295
AMETEK	52,875	2,778,053
Apogee Enterprises	57,800	2,496,960
Avery Dennison	97,000	5,132,270
B/E Aerospace	33,400	2,124,908
Beacon Roofing Supply †	115,079	3,601,973
Boise Cascade †	93,700	3,510,002
Brady Class A	89,500	2,531,955
Carlisle	30,800	2,853,004
Colfax †	10,000	477,300
Crane	42,800	2,671,148
Diana Shipping (Greece) †	501,100	3,066,732
Dover	73,700	5,094,144
Encore Wire	82,497	3,124,986
Energizer Holdings	26,800	3,699,740
Ennis	179,949	2,540,880
FreightCar America	167,172	5,254,216
Graham	130,142	3,119,504
Granite Construction	127,171	4,468,789

	Number of shares	Value (U.S. $)

Common Stock (continued)

Industrials (continued)
Harsco	136,000	$2,347,360
Herman Miller	87,100	2,417,896
Hubbell Class B	10,900	1,194,858
IDEX	20,200	1,531,766
Joy Global	78,600	3,079,548
Kennametal	99,000	3,335,310
KLX †	72,500	2,794,150
Knoll @	205,824	4,822,456
Landstar System	22,400	1,485,120
ManpowerGroup	25,600	2,205,440
McGrath RentCorp	103,549	3,407,798
MRC Global †	110,000	1,303,500
PerkinElmer	55,500	2,838,270
Rush Enterprises Class A †	70,600	1,931,616
STAG Industrial	69,700	1,639,344
Stanley Black & Decker	52,500	5,006,400
Timken	52,000	2,191,280
Trex †	36,200	1,973,986
TrueBlue †	204,100	4,969,835
Tyco International	15,400	663,124
Watts Water Technologies Class A	67,901	3,736,592
WESCO International †	59,800	4,179,422
Woodward	70,500	3,596,205

		130,690,816

Information Technology – 19.68%
Amdocs	86,000	4,678,400
AVG Technologies (Netherlands) †	209,200	4,529,180
Broadridge Financial Solutions	60,700	3,339,107
Brooks Automation	145,500	1,692,165
Cardtronics †	130,000	4,888,000
Checkpoint Systems	106,600	1,153,412
Diebold	23,500	833,310
Equifax	45,297	4,212,621
Fairchild Semiconductor International †	324,500	5,899,410
Flextronics International †	562,000	7,123,350
IAC/InterActiveCorp	63,500	4,284,345
Infineon Technologies (Germany)	100,000	1,189,914
Ingram Micro Class A †	184,500	4,634,640
j2 Global @	61,200	4,019,616
Jabil Circuit	191,000	4,465,580
KEMET †	270,000	1,117,800
Mercury Systems †	224,629	3,492,981

	Number of shares	Value (U.S. $)

Common Stock (continued)

Information Technology (continued)
Methode Electronics	78,279	$3,682,244
Micrel	262,111	3,952,634
ON Semiconductor †	388,600	4,705,946
Pitney Bowes	156,000	3,637,920
Plexus †	118,302	4,823,173
Rudolph Technologies †	276,342	3,045,289
ScanSource †	99,836	4,058,333
Synaptics †	35,975	2,924,947
Teradyne	192,100	3,621,085
Trimble Navigation †	133,000	3,351,600
Unisys †	138,287	3,209,641
Xcerra †	70,300	624,967

		103,191,610

Materials – 13.49%
Albemarle	45,462	2,402,212
Allegheny Technologies	115,000	3,451,150
Ashland	20,100	2,558,931
Cabot	44,000	1,980,000
Carpenter Technology	72,000	2,799,360
Celanese Class A	14,500	809,970
Chemtura †	98,000	2,674,420
Deltic Timber	56,516	3,744,185
Eastman Chemical	61,600	4,266,416
Fuller (H. B.)	59,000	2,529,330
Intrepid Potash †	258,400	2,984,520
KMG Chemicals	220,801	5,902,011
Landec †	318,757	4,446,660
MeadWestvaco	41,000	2,044,670
Minerals Technologies	65,800	4,809,980
Olympic Steel	159,667	2,149,118
Owens-Illinois †	97,000	2,262,040
PolyOne	119,000	4,444,650
Rock-Tenn Class A	27,200	1,754,400
Ryerson Holding @†	117,000	745,290
Sealed Air	79,000	3,599,240
Sonoco Products	77,600	3,527,696
Stillwater Mining †	278,056	3,592,484
Xerium Technologies †	77,500	1,257,050

		70,735,783

Telecommunication Services – 1.67%
ARRIS Group †	137,500	3,973,063
Vonage Holdings †	972,600	4,775,466

		8,748,529

(continues	)	95

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of shares	Value (U.S. $)

Common Stock (continued)

Utilities – 0.65%
Questar	142,900	$3,409,594

		3,409,594

Total Common Stock (cost $375,755,678)		463,255,278

U.S. Master Limited Partnership – 0.31%

Boardwalk Pipeline Partners	100,000	1,610,000

Total U.S. Master Limited Partnership (cost $1,297,624)		1,610,000

	Principal amount°

Short-Term Investments – 11.54%

Discount Notes – 5.25%≠
Federal Home Loan Bank
0.053% 4/6/15	14,991,503	14,991,443
0.056% 4/8/15	4,475,385	4,475,363
0.065% 4/20/15	2,492,136	2,492,101
0.075% 6/4/15	1,429,195	1,429,065
0.075% 6/29/15	1,429,195	1,429,015
0.095% 7/14/15	2,715,471	2,715,001

		27,531,988

Repurchase Agreements – 6.29%
Bank of America Merrill Lynch 0.05%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $13,513,130 (collateralized by U.S. government obligations 2.125%–3.125% 6/30/21–2/15/43; market value $13,783,376)	13,513,111	13,513,111
Bank of Montreal 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $11,260,957 (collateralized by U.S. government obligations 0.00%–9.125% 10/15/16–2/15/23; market value $11,486,145)	11,260,926	11,260,926

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

Repurchase Agreements (continued)
BNP Paribas 0.10%, dated 3/31/15, to be repurchased on 4/1/15, repurchase price $8,191,986 (collateralized by U.S. government obligations 0.00%–2.250% 1/31/19–2/15/26; market value $8,355,806)	8,191,963	$8,191,963

		32,966,000

Total Short-Term Investments (cost $60,497,442)		60,497,988

Total Value of Securities – 100.21% (cost $437,550,744)		$525,363,266

@	Illiquid security. At March 31, 2015, the aggregate value of illiquid securities was $11,815,393, which represents 2.25% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.

See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2015

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value[1]	$2,024,941,996	$512,379,989	$1,543,810,564	$1,269,551,196	$542,061,258	$464,865,278
Short-term investments, at value[2]	98,460,848	7,644,550	51,118,627	34,221,462	13,644,958	60,497,988
Cash	12,908,945	—	—	254,544	80,601	72,186
Cash collateral due from brokers	3,920,348	—	—	—	—	—
Foreign currencies, at value[3]	3,237,332	1,652,161	—	—	—	45,169
Receivable for securities sold	130,430,943	954,026	9,229,779	868,305	4,878,580	468,678
Dividends and interest receivable	13,684,512	2,482,359	481,601	1,889,406	312,138	340,317
Receivable for fund shares sold	4,083,103	785,899	1,937,160	1,842,842	761,774	808,598
Swap interest receivable	126,436	—	—	—	—	—
Securities lending income receivable	—	7,630	—	—	—	—
Unrealized appreciation on foreign currency exchange contracts	8,094,829	—	—	—	—	—
Unrealized appreciation on interest rate swap contracts	781,763	—	—	—	—	—
Unrealized appreciation on credit default swap contracts	13,485	—	—	—	—	—
Upfront payments on credit default swap contracts	166,799	—	—	—	—	—
Upfront payments on interest rate swap contracts	119,202	—	—	—	—	—
Other assets	772	—	—	—	—	—

Total assets	2,300,971,313	525,906,614	1,606,577,731	1,308,627,755	561,739,309	527,098,214

Liabilities:
Reverse repurchase agreement payable	2,730,750	—	—	—	—	—
Securities sold short, at value[4]	2,181,875	—	—	—	—	—
Options written, at value[5]	205,468	—	—	—	—	—
Cash overdraft	—	508,151	89,280	—	—	—
Payable for securities purchased	244,978,219	—	11,607,796	1,214,288	2,640,732	1,735,642
Cash collateral due to brokers	4,290,000	—	—	—	—	—
Payable for fund shares redeemed	1,360,571	411,214	1,352,195	1,124,175	467,783	406,276
Swap interest payable	703,182	—	—	—	—	—
Variation margin due to broker on futures contracts	80,249	—	—	—	—	—
Interest payable for reverse repurchase agreements and securities sold short	3,497	—	—	—	—	—
Investment management fees payable	925,753	367,883	999,978	780,607	440,529	427,977
Other affiliates payable	663,077	178,762	535,417	452,630	174,284	161,501
Other accrued expenses	326,744	159,958	221,181	183,774	102,706	94,096
Trustees’ fees and expenses payable	38,876	10,137	30,413	24,855	10,496	9,974
Upfront receipts on interest rate swap contracts	3,528,254	—	—	—	—	—
Unrealized depreciation on interest rate swap contracts	2,891,134	—	—	—	—	—
Unrealized depreciation on credit default swap contracts	341,360	—	—	—	—	—
Unrealized depreciation on foreign currency exchange contracts	227,831	24	—	—	5	—
Upfront receipts on credit default swap contracts	30,938	—	—	—	—	—
Accrued capital gain taxes payable	9,146	99,000	—	—	—	—

Total liabilities	265,516,924	1,735,129	14,836,260	3,780,329	3,836,535	2,835,466

Total Net Assets	$2,035,454,389	$524,171,485	$1,591,741,471	$1,304,847,426	$557,902,774	$524,262,748

(continues	)	97

Statements of assets and liabilities

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Assets Consist of:
Paid-in capital	$1,990,244,943	$538,003,071	$1,232,523,224	$1,022,996,840	$416,173,939	$429,975,636
Undistributed (accumulated) net investment income (loss)	16,614,976	735,684	—	2,591,084	(1,040,171)	(742,120)
Accumulated net realized gain (loss)	(349,909)	(17,262,914)	60,866,852	(39,888,922)	25,935,244	7,224,160
Net unrealized appreciation of investments, foreign currencies, and derivatives	28,944,379	2,695,644	298,351,395	319,148,424	116,833,762	87,805,072

Total Net Assets	$2,035,454,389	$524,171,485	$1,591,741,471	$1,304,847,426	$557,902,774	$524,262,748

Net Asset Value
Class A:
Net assets	$43,144,268	$10,290,841	$40,789,895	$35,951,739	$7,050,172	$5,440,190
Shares of beneficial interest outstanding, unlimited authorization, no par	4,439,014	882,615	2,399,753	2,246,169	458,589	398,920
Net asset value per share	$9.72	$11.66	$17.00	$16.01	$15.37	$13.64
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$10.18	$12.37	$18.04	$16.99	$16.31	$14.47

Class C:
Net assets	$166,154,365	$35,996,632	$137,891,897	$122,772,726	$23,205,691	$19,245,161
Shares of beneficial interest outstanding, unlimited authorization, no par	17,115,342	3,154,169	8,932,697	7,744,964	1,674,155	1,564,966
Net asset value per share	$9.71	$11.41	$15.44	$15.85	$13.86	$12.30

Institutional Class:
Net assets	$1,826,155,756	$477,884,012	$1,413,059,679	$1,146,122,961	$527,646,911	$499,577,397
Shares of beneficial interest outstanding, unlimited authorization, no par	187,954,780	40,715,826	79,544,540	71,471,654	32,630,553	34,902,562
Net asset value per share	$9.72	$11.74	$17.76	$16.04	$16.17	$14.31

[1] Investments, at cost	$1,999,437,541	$509,508,814	$1,245,458,174	$950,384,706	$425,227,567	$377,053,302
[2] Short-term investments, at cost	98,459,399	7,644,474	51,117,911	34,221,367	13,644,882	60,497,442
[3] Foreign currencies, at cost	3,260,130	1,675,131	—	—	—	52,619
[4] Securities sold short, proceeds	(2,168,750)	—	—	—	—	—
[5] Premium received	(273,531)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust

Year ended March 31, 2015

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Interest	$61,374,924	$6,499	$17,772	$16,361	$7,762	$28,933
Dividends	786,134	13,258,993	11,790,768	26,861,563	2,746,328	4,726,700
Distributions from U.S. master limited partnerships	—	—	819,724	—	—	(40,000)
Less return of capital distributions[1]	—	—	(819,724)	—	—	40,000
Securities lending income	—	654,232	—	—	—	—
Foreign tax withheld	(1,290)	(1,175,841)	(36,060)	(96,468)	(4,694)	(6,098)

	62,159,768	12,743,883	11,772,480	26,781,456	2,749,396	4,749,535

Expenses:
Management fees	10,308,427	4,911,540	10,067,722	8,859,590	5,559,678	4,977,672
Distribution expenses — Class A	108,907	26,854	99,722	92,505	17,165	14,177
Distribution expenses — Class B	2,504	915	3,264	3,049	564	514
Distribution expenses — Class C	1,653,040	367,935	1,317,490	1,237,476	222,738	197,423
Dividend disbursing and transfer agent fees and expenses	3,830,160	1,297,579	2,749,871	2,549,843	1,029,332	1,003,943
Administration expenses	1,704,430	732,615	1,326,440	1,256,905	602,746	589,808
Accounting fees	692,773	233,226	495,747	457,880	184,359	179,527
Reports and statements to shareholders	192,764	142,261	148,826	113,500	46,666	45,914
Custodian fees	180,087	247,428	80,313	68,559	43,256	22,542
Professional fees	175,540	69,456	107,397	103,639	55,974	54,820
Trustees’ fees and expenses	170,530	56,263	123,036	112,686	45,726	44,180
Registration fees	124,414	73,002	117,240	88,881	77,712	79,086
Pricing fees	82,124	7,302	1,248	1,010	1,114	935
Insurance	38,597	15,668	26,732	25,331	10,117	9,791
Interest expense	2,130	—	—	—	—	—
Tax services	1,689	30,453	1,528	187	1,025	448
Other	16,663	8,932	12,061	12,444	7,621	7,939

	19,284,779	8,221,429	16,678,637	14,983,485	7,905,793	7,228,719
Less expenses waived	—	—	(18,021)	(15,128)	(689,292)	(298,419)
Less waived distribution expenses — Class B	(1,878)	(686)	(2,448)	(2,286)	(423)	(385)
Less expense paid indirectly	(343)	(339)	(363)	(363)	(359)	(362)

Total operating expenses	19,282,558	8,220,404	16,657,805	14,965,708	7,215,719	6,929,553

Net Investment Income (Loss)	42,877,210	4,523,479	(4,885,325)	11,815,748	(4,466,323)	(2,180,018)

(continues	)	99

Statements of operations

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[2]	$33,761,368	$(1,152,740)	$157,437,843	$29,433,784	$60,176,510	$28,637,953
Foreign currencies	(19,515,870)	733,578	(15,795)	231	2,645	—
Foreign currency exchange contracts	25,392,414	661,006	16,451	(31,863)	(2,750)	—
Futures contracts	(5,466,644)	—	—	—	—	—
Options written	26,472	—	—	—	—	—
Swap contracts	(8,786,751)	—	—	—	—	—

Net realized gain	25,410,989	241,844	157,438,499	29,402,152	60,176,405	28,637,953

Net change in unrealized appreciation (depreciation) of:
Investments[3]	(562,522)	(50,956,110)	70,632,977	24,731,035	(8,698,393)	(28,251,138)
Foreign currencies	(590,708)	(34,805)	(2,227)	(22,574)	—	(8,431)
Foreign currency exchange contracts	10,926,479	954,041	283	—	(5)	—
Futures contracts	249,640	—	—	—	—	—
Options written	(318,721)	—	—	—	—	—
Swap contracts	2,337,215	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	12,041,383	(50,036,874)	70,631,033	24,708,461	(8,698,398)	(28,259,569)

Net Realized and Unrealized Gain (Loss)	37,452,372	(49,795,030)	228,069,532	54,110,613	51,478,007	378,384

Net Increase (Decrease) in Net Assets Resulting from Operations	$80,329,582	$(45,271,551)	$223,184,207	$65,926,361	$47,011,684	$(1,801,634)

1See Note 1 in “Notes to financial statements.”

2Includes $6,987 and $43,590 capital gain taxes paid for Optimum Fixed Income Fund and Optimum International Fund, respectively.

3Includes $9,146 and $99,000 capital gain taxes accrued for Optimum Fixed Income Fund and Optimum International Fund, respectively.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/15	3/31/14	3/31/15	3/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income	$42,877,210	$38,401,260	$4,523,479	$8,022,731
Net realized gain (loss)	25,410,989	(23,489,916)	241,844	42,282,307
Net change in unrealized appreciation (depreciation)	12,041,383	(30,870,111)	(50,036,874)	28,055,700

Net increase (decrease) in net assets resulting from operations	80,329,582	(15,958,767)	(45,271,551)	78,360,738

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	(972,785)	(607,560)	(112,096)	(71,136)
Class B	(3,454)	(10,243)	(616)	(2,198)
Class C	(2,477,203)	(1,279,141)	(62,325)	(128,217)
Institutional Class	(42,437,451)	(25,186,612)	(8,097,595)	(5,108,799)

Net realized gain:
Class A	—	(117,055)	—	—
Class B	—	(3,398)	—	—
Class C	—	(446,725)	—	—
Institutional Class	—	(3,834,085)	—	—

	(45,890,893)	(31,484,819)	(8,272,632)	(5,310,350)

Capital Share Transactions:
Proceeds from shares sold:
Class A	6,766,684	9,525,104	1,745,456	1,958,772
Class B	20,913	113,873	7,604	19,764
Class C	23,437,353	34,709,090	5,301,094	6,035,603
Institutional Class	556,695,575	500,376,862	179,026,388	166,107,011

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	971,831	703,966	111,087	70,139
Class B	3,454	12,872	616	2,114
Class C	2,477,203	1,701,326	62,286	125,977
Institutional Class	42,420,198	28,740,751	8,094,257	5,073,768

	632,793,211	575,883,844	194,348,788	179,393,148

Cost of shares redeemed:
Class A	(8,655,227)	(6,935,320)	(2,032,127)	(1,707,398)
Class B	(539,075)	(779,341)	(202,237)	(283,253)
Class C	(24,148,962)	(25,916,378)	(4,538,818)	(4,922,840)
Institutional Class	(312,691,990)	(275,846,637)	(248,326,505)	(75,350,955)

	(346,035,254)	(309,477,676)	(255,099,687)	(82,264,446)

Increase (decrease) in net assets derived from capital share transactions	286,757,957	266,406,168	(60,750,899)	97,128,702

Net Increase (Decrease) in Net Assets	321,196,646	218,962,582	(114,295,082)	170,179,090

Net Assets:
Beginning of year	1,714,257,743	1,495,295,161	638,466,567	468,287,477

End of year	$2,035,454,389	$1,714,257,743	$524,171,485	$638,466,567

Undistributed net investment income	$16,614,976	$15,403,925	$735,684	$2,497,578

See accompanying notes, which are an integral part of the financial statements.

(continues	)	101

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/15	3/31/14	3/31/15	3/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,885,325)	$(4,499,020)	$11,815,748	$13,154,681
Net realized gain	157,438,499	163,571,786	29,402,152	67,075,662
Net change in unrealized appreciation (depreciation)	70,631,033	71,142,639	24,708,461	105,214,396

Net increase in net assets resulting from operations	223,184,207	230,215,405	65,926,361	185,444,739

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	—	(389,161)	(236,189)
Class B	—	—	(2,891)	(1,805)
Class C	—	—	(410,056)	(82,417)
Institutional Class	—	(149,730)	(14,234,137)	(8,692,742)
Net realized gain:
Class A	(4,725,705)	(3,780,983)	—	—
Class B	(39,437)	(124,078)	—	—
Class C	(17,001,096)	(13,379,555)	—	—
Institutional Class	(132,344,945)	(88,348,179)	—	—

	(154,111,183)	(105,782,525)	(15,036,245)	(9,013,153)

Capital Share Transactions:
Proceeds from shares sold:
Class A	3,915,387	4,278,699	3,834,210	4,044,375
Class B	—	—	—	1,935
Class C	11,171,034	12,295,792	11,105,595	12,080,730
Institutional Class	428,853,799	260,083,733	304,551,900	257,308,753

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	4,683,628	3,742,628	385,440	233,521
Class B	39,437	122,957	2,891	1,804
Class C	16,990,698	13,354,876	409,674	82,351
Institutional Class	132,270,741	88,289,266	14,226,052	8,665,410

	597,924,724	382,167,951	334,515,762	282,418,879

Cost of shares redeemed:
Class A	(8,493,939)	(7,683,829)	(7,080,917)	(6,111,227)
Class B	(736,843)	(1,035,685)	(674,306)	(977,280)
Class C	(20,959,718)	(26,676,702)	(17,325,453)	(20,860,221)
Institutional Class	(238,712,891)	(156,532,584)	(219,519,999)	(143,870,889)

	(268,903,391)	(191,928,800)	(244,600,675)	(171,819,617)

Increase in net assets derived from capital share transactions	329,021,333	190,239,151	89,915,087	110,599,262

Net Increase in Net Assets	398,094,357	314,672,031	140,805,203	287,030,848

Net Assets:
Beginning of year	1,193,647,114	878,975,083	1,164,042,223	877,011,375

End of year	$1,591,741,471	$1,193,647,114	$1,304,847,426	$1,164,042,223

Undistributed net investment income	$—	$136,365	$2,591,084	$5,843,213

See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
	Year ended		Year ended
	3/31/15	3/31/14	3/31/15	3/31/14
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(4,466,323)	$(4,227,467)	$(2,180,018)	$(1,594,905)
Net realized gain	60,176,405	41,798,567	28,637,953	36,556,718
Net change in unrealized appreciation (depreciation)	(8,698,398)	41,735,963	(28,259,569)	45,343,172

Net increase (decrease) in net assets resulting from operations	47,011,684	79,307,063	(1,801,634)	80,304,985

Dividends and Distributions to Shareholders from:
Net investment income:
Institutional Class	—	—	—	(92,035)

Net realized gain:
Class A	(654,511)	(705,607)	(441,863)	(661,267)
Class B	(4,518)	(25,053)	(3,938)	(24,770)
Class C	(2,336,871)	(2,430,254)	(1,690,812)	(2,497,276)
Institutional Class	(43,752,716)	(36,720,711)	(34,758,367)	(39,680,287)

	(46,748,616)	(39,881,625)	(36,894,980)	(42,955,635)

Capital Share Transactions:
Proceeds from shares sold:
Class A	740,727	863,138	571,508	566,977
Class C	1,992,629	2,312,977	1,621,958	1,599,572
Institutional Class	136,228,092	114,271,501	139,212,657	113,886,038

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	647,712	698,439	439,827	651,876
Class B	4,518	24,611	3,938	23,763
Class C	2,335,600	2,419,840	1,689,461	2,480,011
Institutional Class	43,731,065	36,468,070	34,741,502	39,475,438

	185,680,343	157,058,576	178,280,851	158,683,675

Cost of shares redeemed:
Class A	(1,418,846)	(1,464,584)	(1,130,853)	(1,379,142)
Class B	(125,696)	(181,096)	(108,596)	(162,113)
Class C	(3,128,298)	(4,796,730)	(2,902,357)	(4,715,105)
Institutional Class	(90,053,069)	(72,394,143)	(77,610,272)	(68,108,979)

	(94,725,909)	(78,836,553)	(81,752,078)	(74,365,339)

Increase in net assets derived from capital share transactions	90,954,434	78,222,023	96,528,773	84,318,336

Net Increase in Net Assets	91,217,502	117,647,461	57,832,159	121,667,686

Net Assets:
Beginning of year	466,685,272	349,037,811	466,430,589	344,762,903

End of year	$557,902,774	$466,685,272	$524,262,748	$466,430,589

Accumulated net investment loss	$(1,040,171)	$—	$(742,120)	$—

See accompanying notes, which are an integral part of the financial statements.

(continues	)	103

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$9.540	$9.850	$9.710	$9.550	$9.290

Income (loss) from investment operations:
Net investment income[1]	0.203	0.213	0.225	0.293	0.391
Net realized and unrealized gain (loss)	0.194	(0.353)	0.302	0.338	0.247

Total from investment operations	0.397	(0.140)	0.527	0.631	0.638

Less dividends and distributions from:
Net investment income	(0.217)	(0.142)	(0.172)	(0.342)	(0.378)
Net realized gain	—	(0.028)	(0.215)	(0.129)	—

Total dividends and distributions	(0.217)	(0.170)	(0.387)	(0.471)	(0.378)

Net asset value, end of period	$9.720	$9.540	$9.850	$9.710	$9.550

Total return[2]	4.21%	(1.40% )	5.47%	6.71%	7.01%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$43,144	$43,241	$41,210	$40,620	$39,758
Ratio of expenses to average net assets	1.17%	1.31%	1.35%	1.35%	1.35%
Ratio of expenses to average net assets prior to fees waived	1.17%	1.34%	1.40%	1.44%	1.46%
Ratio of net investment income to average net assets	2.11%	2.24%	2.27%	3.01%	4.10%
Ratio of net investment income to average net assets prior to fees waived	2.11%	2.21%	2.22%	2.92%	3.99%
Portfolio turnover[3]	482%	323%	208%	211%	273%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$9.530	$9.840	$9.710	$9.540	$9.280

Income (loss) from investment operations:
Net investment income[1]	0.131	0.148	0.161	0.229	0.329
Net realized and unrealized gain (loss)	0.194	(0.351)	0.292	0.350	0.247

Total from investment operations	0.325	(0.203)	0.453	0.579	0.576

Less dividends and distributions from:
Net investment income	(0.145)	(0.079)	(0.108)	(0.280)	(0.316)
Net realized gain	—	(0.028)	(0.215)	(0.129)	—

Total dividends and distributions	(0.145)	(0.107)	(0.323)	(0.409)	(0.316)

Net asset value, end of period	$9.710	$9.530	$9.840	$9.710	$9.540

Total return[2]	3.44%	(2.06% )	4.69%	6.15%	6.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,154	$161,353	$155,728	$154,778	$159,759
Ratio of expenses to average net assets	1.92%	1.99%	2.00%	2.00%	2.00%
Ratio of expenses to average net assets prior to fees waived	1.92%	2.02%	2.05%	2.09%	2.11%
Ratio of net investment income to average net assets	1.36%	1.56%	1.62%	2.36%	3.45%
Ratio of net investment income to average net assets prior to fees waived	1.36%	1.53%	1.57%	2.27%	3.34%
Portfolio turnover[3]	482%	323%	208%	211%	273%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC‘s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	105

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$9.540	$9.850	$9.710	$9.550	$9.290

Income (loss) from investment operations:
Net investment income[1]	0.227	0.244	0.260	0.327	0.424
Net realized and unrealized gain (loss)	0.194	(0.350)	0.301	0.338	0.247

Total from investment operations	0.421	(0.106)	0.561	0.665	0.671

Less dividends and distributions from:
Net investment income	(0.241)	(0.176)	(0.206)	(0.376)	(0.411)
Net realized gain	—	(0.028)	(0.215)	(0.129)	—

Total dividends and distributions	(0.241)	(0.204)	(0.421)	(0.505)	(0.411)

Net asset value, end of period	$9.720	$9.540	$9.850	$9.710	$9.550

Total return[2]	4.47%	(1.05% )	5.72%	7.20%	7.39%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,826,156	$1,509,156	$1,297,154	$1,014,595	$791,984
Ratio of expenses to average net assets	0.92%	0.99%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived	0.92%	1.02%	1.05%	1.09%	1.11%
Ratio of net investment income to average net assets	2.36%	2.56%	2.62%	3.36%	4.45%
Ratio of net investment income to average net assets prior to fees waived	2.36%	2.53%	2.57%	3.27%	4.34%
Portfolio turnover[3]	482%	323%	208%	211%	273%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC‘s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the years ended March 31, 2015 and 2014.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$12.570	$10.970	$10.420	$11.200	$10.340

Income (loss) from investment operations:
Net investment income[1]	0.062	0.142	0.185	0.192	0.129
Net realized and unrealized gain (loss)	(0.846)	1.540	0.620	(0.790)	0.887

Total from investment operations	(0.784)	1.682	0.805	(0.598)	1.016

Less dividends and distributions from:
Net investment income	(0.126)	(0.082)	(0.255)	(0.182)	(0.156)

Total dividends and distributions	(0.126)	(0.082)	(0.255)	(0.182)	(0.156)

Net asset value, end of period	$11.660	$12.570	$10.970	$10.420	$11.200

Total return[2]	(6.25% )	15.31%	8.10%	(5.30% )	10.19%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,291	$11,277	$9,553	$9,318	$11,189
Ratio of expenses to average net assets	1.47%	1.68%	1.75%	1.75%	1.75%
Ratio of expenses to average net assets prior to fees waived	1.47%	1.68%	1.84%	1.84%	1.88%
Ratio of net investment income to average net assets	0.51%	1.20%	1.81%	1.84%	1.26%
Ratio of net investment income to average net assets prior to fees waived	0.51%	1.20%	1.72%	1.75%	1.13%
Portfolio turnover	117%	126%	70%	50%	95%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	107

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$12.290	$10.760	$10.230	$10.950	$10.100

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.028)	0.061	0.116	0.122	0.061
Net realized and unrealized gain (loss)	(0.832)	1.512	0.606	(0.773)	0.885

Total from investment operations	(0.860)	1.573	0.722	(0.651)	0.946

Less dividends and distributions from:
Net investment income	(0.020)	(0.043)	(0.192)	(0.069)	(0.096)

Total dividends and distributions	(0.020)	(0.043)	(0.192)	(0.069)	(0.096)

Net asset value, end of period	$11.410	$12.290	$10.760	$10.230	$10.950

Total return[2]	(7.00% )	14.56%	7.37%	(5.94% )	9.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,996	$37,893	$32,064	$32,995	$39,762
Ratio of expenses to average net assets	2.22%	2.36%	2.40%	2.40%	2.40%
Ratio of expenses to average net assets prior to fees waived	2.22%	2.36%	2.49%	2.49%	2.53%
Ratio of net investment income (loss) to average net assets	(0.24% )	0.52%	1.16%	1.19%	0.61%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.24% )	0.52%	1.07%	1.10%	0.48%
Portfolio turnover	117%	126%	70%	50%	95%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$12.660	$11.050	$10.490	$11.300	$10.430

Income (loss) from investment operations:
Net investment income[1]	0.093	0.182	0.223	0.229	0.168
Net realized and unrealized gain (loss)	(0.856)	1.551	0.627	(0.793)	0.887

Total from investment operations	(0.763)	1.733	0.850	(0.564)	1.055

Less dividends and distributions from:
Net investment income	(0.157)	(0.123)	(0.290)	(0.246)	(0.185)

Total dividends and distributions	(0.157)	(0.123)	(0.290)	(0.246)	(0.185)

Net asset value, end of period	$11.740	$12.660	$11.050	$10.490	$11.300

Total return[2]	(6.04% )	15.79%	8.41%	(4.93% )	10.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$477,884	$589,098	$426,258	$252,539	$226,512
Ratio of expenses to average net assets	1.22%	1.36%	1.40%	1.40%	1.40%
Ratio of expenses to average net assets prior to fees waived	1.22%	1.36%	1.49%	1.49%	1.53%
Ratio of net investment income to average net assets	0.76%	1.52%	2.16%	2.19%	1.61%
Ratio of net investment income to average net assets prior to fees waived	0.76%	1.52%	2.07%	2.10%	1.48%
Portfolio turnover	117%	126%	70%	50%	95%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	109

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12		3/31/11
Net asset value, beginning of period	$16.390	$14.530	$13.480	$12.430		$10.640

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.083)	(0.099)	0.014	(0.040)		(0.062)
Net realized and unrealized gain	2.711	3.631	1.042	1.090		1.852

Total from investment operations	2.628	3.532	1.056	1.050		1.790

Less dividends and distributions from:
Net investment income	—	—	(0.006)	—		—
Net realized gain	(2.018)	(1.672)	—	—		—

Total dividends and distributions	(2.018)	(1.672)	(0.006)	—		—

Net asset value, end of period	$17.000	$16.390	$14.530	$13.480		$12.430

Total return[2]	17.27%	25.17%	7.76%	8.45%		16.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,790	$39,044	$34,182	$34,170		$35,359
Ratio of expenses to average net assets	1.37%	1.54%	1.60%	1.61%		1.61%
Ratio of expenses to average net assets prior to fees waived	1.37%	1.55%	1.63%	1.64%		1.64%
Ratio of net investment income (loss) to average net assets	(0.50% )	(0.62% )	0.10%	(0.34%	)	(0.57%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.50% )	(0.63% )	0.07%	(0.37%	)	(0.60%	)
Portfolio turnover	86%	98%	102%	89%		117%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13		3/31/12		3/31/11
Net asset value, beginning of period	$15.160	$13.630	$12.720		$11.820		$10.180

Income (loss) from investment operations:
Net investment loss[1]	(0.189)	(0.192)	(0.069)		(0.112)		(0.127)
Net realized and unrealized gain	2.487	3.394	0.979		1.012		1.767

Total from investment operations	2.298	3.202	0.910		0.900		1.640

Less dividends and distributions from:
Net realized gain	(2.018)	(1.672)	—		—		—

Total dividends and distributions	(2.018)	(1.672)	—		—		—

Net asset value, end of period	$15.440	$15.160	$13.630		$12.720		$11.820

Total return[2]	16.44%	24.27%	7.15%		7.61%		16.11%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$137,892	$127,540	$115,242		$120,183		$128,256
Ratio of expenses to average net assets	2.12%	2.22%	2.25%		2.26%		2.26%
Ratio of expenses to average net assets prior to fees waived	2.12%	2.23%	2.28%		2.29%		2.29%
Ratio of net investment loss to average net assets	(1.25% )	(1.30% )	(0.55%	)	(0.99%	)	(1.22%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.25% )	(1.31% )	(0.58%	)	(1.02%	)	(1.25%	)
Portfolio turnover	86%	98%	102%		89%		117%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	111

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12		3/31/11
Net asset value, beginning of period	$17.000	$14.970	$13.880	$12.760		$10.880

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.044)	(0.049)	0.062	0.002		(0.025)
Net realized and unrealized gain	2.822	3.754	1.068	1.118		1.905

Total from investment operations	2.778	3.705	1.130	1.120		1.880

Less dividends and distributions from:
Net investment income	—	(0.003)	(0.040)	—		—
Net realized gain	(2.018)	(1.672)	—	—		—

Total dividends and distributions	(2.018)	(1.675)	(0.040)	—		—

Net asset value, end of period	$17.760	$17.000	$14.970	$13.880		$12.760

Total return[2]	17.55%	25.51%	8.25%	8.78%		17.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,413,059	$1,026,377	$728,104	$650,869		$587,141
Ratio of expenses to average net assets	1.12%	1.22%	1.25%	1.26%		1.26%
Ratio of expenses to average net assets prior to fees waived	1.12%	1.23%	1.28%	1.29%		1.29%
Ratio of net investment income (loss) to average net assets	(0.25% )	(0.30% )	0.45%	0.01%		(0.22%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.25% )	(0.31% )	0.42%	(0.02%	)	(0.25%	)
Portfolio turnover	86%	98%	102%	89%		117%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$15.360	$12.900	$11.750	$11.060	$9.830

Income from investment operations:
Net investment income[1]	0.124	0.157	0.173	0.133	0.075
Net realized and unrealized gain	0.692	2.399	1.259	0.635	1.274

Total from investment operations	0.816	2.556	1.432	0.768	1.349

Less dividends and distributions from:
Net investment income	(0.166)	(0.096)	(0.282)	(0.078)	(0.119)

Total dividends and distributions	(0.166)	(0.096)	(0.282)	(0.078)	(0.119)

Net asset value, end of period	$16.010	$15.360	$12.900	$11.750	$11.060

Total return[2]	5.34%	19.96%	12.48%	7.01%	14.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$35,952	$37,299	$32,995	$31,478	$33,892
Ratio of expenses to average net assets	1.33%	1.50%	1.57%	1.57%	1.59%
Ratio of expenses to average net assets prior to fees waived	1.33%	1.51%	1.59%	1.60%	1.61%
Ratio of net investment income to average net assets	0.79%	1.12%	1.48%	1.25%	0.77%
Ratio of net investment income to average net assets prior to fees waived	0.79%	1.11%	1.46%	1.22%	0.75%
Portfolio turnover	35%	37%	49%	57%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	113

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$15.220	$12.780	$11.590	$10.930	$9.710

Income from investment operations:
Net investment income[1]	0.007	0.061	0.096	0.063	0.012
Net realized and unrealized gain	0.674	2.389	1.254	0.612	1.272

Total from investment operations	0.681	2.450	1.350	0.675	1.284

Less dividends and distributions from:
Net investment income	(0.051)	(0.010)	(0.160)	(0.015)	(0.064)

Total dividends and distributions	(0.051)	(0.010)	(0.160)	(0.015)	(0.064)

Net asset value, end of period	$15.850	$15.220	$12.780	$11.590	$10.930

Total return[2]	4.48%	19.17%	11.85%	6.19%	13.37%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$122,772	$123,541	$111,806	$111,557	$119,899
Ratio of expenses to average net assets	2.08%	2.18%	2.22%	2.22%	2.24%
Ratio of expenses to average net assets prior to fees waived	2.08%	2.19%	2.24%	2.25%	2.26%
Ratio of net investment income to average net assets	0.04%	0.44%	0.83%	0.60%	0.12%
Ratio of net investment income to average net assets prior to fees waived	0.04%	0.43%	0.81%	0.57%	0.10%
Portfolio turnover	35%	37%	49%	57%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$15.390	$12.920	$11.800	$11.110	$9.870

Income from investment operations:
Net investment income[1]	0.165	0.203	0.214	0.171	0.110
Net realized and unrealized gain	0.690	2.410	1.255	0.631	1.279

Total from investment operations	0.855	2.613	1.469	0.802	1.389

Less dividends and distributions from:
Net investment income	(0.205)	(0.143)	(0.349)	(0.112)	(0.149)

Total dividends and distributions	(0.205)	(0.143)	(0.349)	(0.112)	(0.149)

Net asset value, end of period	$16.040	$15.390	$12.920	$11.800	$11.110

Total return[2]	5.60%	20.31%	12.92%	7.32%	14.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,146,123	$1,002,553	$730,785	$617,485	$550,313
Ratio of expenses to average net assets	1.08%	1.18%	1.22%	1.22%	1.24%
Ratio of expenses to average net assets prior to fees waived	1.08%	1.19%	1.24%	1.25%	1.26%
Ratio of net investment income to average net assets	1.04%	1.44%	1.83%	1.60%	1.12%
Ratio of net investment income to average net assets prior to fees waived	1.04%	1.43%	1.81%	1.57%	1.10%
Portfolio turnover	35%	37%	49%	57%	82%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	115

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$15.570	$14.260	$13.000	$13.900	$11.150

Income (loss) from investment operations:
Net investment loss[1]	(0.164)	(0.193)	(0.079)	(0.169)	(0.149)
Net realized and unrealized gain	1.442	3.073	1.653	0.064	2.899

Total from investment operations	1.278	2.880	1.574	(0.105)	2.750

Less dividends and distributions from:
Net realized gain	(1.478)	(1.570)	(0.314)	(0.795)	—

Total dividends and distributions	(1.478)	(1.570)	(0.314)	(0.795)	—

Net asset value, end of period	$15.370	$15.570	$14.260	$13.000	$13.900

Total return[2]	8.93%	21.63%	12.50%	0.33%	24.66%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,050	$7,158	$6,415	$5,989	$6,866
Ratio of expenses to average net assets	1.63%	1.76%	1.86%	1.90%	1.90%
Ratio of expenses to average net assets prior to fees waived	1.77%	1.96%	2.05%	2.06%	2.07%
Ratio of net investment loss to average net assets	(1.09% )	(1.28% )	(0.62% )	(1.34% )	(1.29%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.23% )	(1.48% )	(0.81% )	(1.50% )	(1.46%	)
Portfolio turnover	72%	58%	78%	82%	86%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$14.290	$13.280	$12.220	$13.200	$10.660

Income (loss) from investment operations:
Net investment loss[1]	(0.252)	(0.274)	(0.151)	(0.237)	(0.213)
Net realized and unrealized gain	1.300	2.854	1.525	0.052	2.753

Total from investment operations	1.048	2.580	1.374	(0.185)	2.540

Less dividends and distributions from:
Net realized gain	(1.478)	(1.570)	(0.314)	(0.795)	—

Total dividends and distributions	(1.478)	(1.570)	(0.314)	(0.795)	—

Net asset value, end of period	$13.860	$14.290	$13.280	$12.220	$13.200

Total return[2]	8.08%	20.82%	11.73%	(0.27% )	23.83%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,206	$22,581	$20,921	$20,992	$24,337
Ratio of expenses to average net assets	2.38%	2.45%	2.51%	2.55%	2.55%
Ratio of expenses to average net assets prior to fees waived	2.52%	2.65%	2.70%	2.71%	2.72%
Ratio of net investment loss to average net assets	(1.84% )	(1.97% )	(1.27% )	(1.99% )	(1.94%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.98% )	(2.17% )	(1.46% )	(2.15% )	(2.11%	)
Portfolio turnover	72%	58%	78%	82%	86%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	117

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$16.270	$14.780	$13.420	$14.270	$11.410

Income (loss) from investment operations:
Net investment loss[1]	(0.132)	(0.152)	(0.036)	(0.128)	(0.112)
Net realized and unrealized gain	1.510	3.212	1.710	0.073	2.972

Total from investment operations	1.378	3.060	1.674	(0.055)	2.860

Less dividends and distributions from:
Net realized gain	(1.478)	(1.570)	(0.314)	(0.795)	—

Total dividends and distributions	(1.478)	(1.570)	(0.314)	(0.795)	—

Net asset value, end of period	$16.170	$16.270	$14.780	$13.420	$14.270

Total return[2]	9.18%	22.03%	12.94%	0.68%	25.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$527,647	$436,823	$321,441	$321,641	$304,406
Ratio of expenses to average net assets	1.38%	1.45%	1.51%	1.55%	1.55%
Ratio of expenses to average net assets prior to fees waived	1.52%	1.65%	1.70%	1.71%	1.72%
Ratio of net investment loss to average net assets	(0.84% )	(0.97% )	(0.27% )	(0.99% )	(0.94%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.98% )	(1.17% )	(0.46% )	(1.15% )	(1.11%	)
Portfolio turnover	72%	58%	78%	82%	86%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$14.880	$13.740	$12.590	$12.610	$10.070

Income (loss) from investment operations:
Net investment loss[1]	(0.092)	(0.092)	(0.027)	(0.044)	(0.062)
Net realized and unrealized gain (loss)	(0.032)	2.873	1.609	0.148	2.602

Total from investment operations	(0.124)	2.781	1.582	0.104	2.540

Less dividends and distributions from:
Net realized gain	(1.116)	(1.641)	(0.432)	(0.124)	—

Total dividends and distributions	(1.116)	(1.641)	(0.432)	(0.124)	—

Net asset value, end of period	$13.640	$14.880	$13.740	$12.590	$12.610

Total return[2]	(0.69% )	21.85%	13.23%	1.01%	25.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,440	$6,058	$5,711	$5,372	$6,102
Ratio of expenses to average net assets	1.62%	1.70%	1.76%	1.79%	1.81%
Ratio of expenses to average net assets prior to fees waived	1.68%	1.86%	1.98%	1.98%	2.00%
Ratio of net investment loss to average net assets	(0.65% )	(0.64% )	(0.22% )	(0.38% )	(0.59%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.71% )	(0.80% )	(0.44% )	(0.57% )	(0.78%	)
Portfolio turnover	31%	33%	36%	30%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	119

Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$13.630	$12.800	$11.830	$11.930	$9.590

Income (loss) from investment operations:
Net investment loss[1]	(0.179)	(0.175)	(0.100)	(0.113)	(0.124)
Net realized and unrealized gain (loss)	(0.035)	2.646	1.502	0.137	2.464

Total from investment operations	(0.214)	2.471	1.402	0.024	2.340

Less dividends and distributions from:
Net realized gain	(1.116)	(1.641)	(0.432)	(0.124)	—

Total dividends and distributions	(1.116)	(1.641)	(0.432)	(0.124)	—

Net asset value, end of period	$12.300	$13.630	$12.800	$11.830	$11.930

Total return[2]	(1.45% )	21.08%	12.45%	0.39%	24.40%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,245	$20,846	$20,058	$19,986	$22,797
Ratio of expenses to average net assets	2.37%	2.40%	2.41%	2.44%	2.46%
Ratio of expenses to average net assets prior to fees waived	2.43%	2.56%	2.63%	2.63%	2.65%
Ratio of net investment loss to average net assets	(1.40% )	(1.34% )	(0.87% )	(1.03% )	(1.24%	)
Ratio of net investment loss to average net assets prior to fees waived	(1.46% )	(1.50% )	(1.09% )	(1.22% )	(1.43%	)
Portfolio turnover	31%	33%	36%	30%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/15	3/31/14	3/31/13	3/31/12	3/31/11
Net asset value, beginning of period	$15.530	$14.230	$12.990	$12.960	$10.310

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.059)	(0.050)	0.016	(0.004)	(0.026)
Net realized and unrealized gain (loss)	(0.045)	2.995	1.661	0.158	2.676

Total from investment operations	(0.104)	2.945	1.677	0.154	2.650

Less dividends and distributions from:
Net investment income	—	(0.004)	(0.005)	—	—
Net realized gain	(1.116)	(1.641)	(0.432)	(0.124)	—

Total dividends and distributions	(1.116)	(1.645)	(0.437)	(0.124)	—

Net asset value, end of period	$14.310	$15.530	$14.230	$12.990	$12.960

Total return[2]	(0.53% )	22.29%	13.56%	1.37%	25.70%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$499,578	$439,417	$318,758	$310,737	$274,495
Ratio of expenses to average net assets	1.37%	1.40%	1.41%	1.44%	1.46%
Ratio of expenses to average net assets prior to fees waived	1.43%	1.56%	1.63%	1.63%	1.65%
Ratio of net investment income (loss) to average net assets	(0.40% )	(0.34% )	0.13%	(0.03% )	(0.24%	)
Ratio of net investment loss to average net assets prior to fees waived	(0.46% )	(0.50% )	(0.09% )	(0.22% )	(0.43%	)
Portfolio turnover	31%	33%	36%	30%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	121

Notes to financial statements

Optimum Fund Trust

March 31, 2015

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) of 1.00% if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Effective Nov. 4, 2014, all remaining shares of Class B were converted to Class A shares. Between June 1, 2007 and Nov. 4, 2014, Class B shares could be purchased only through dividend reinvestment and certain permitted exchanges. Class B shares automatically converted to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap options contracts (swaptions) and interest rate swap contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds’ Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken for all open federal income tax years (March 31, 2012–March 31, 2015) and has concluded that no provision for federal income tax is required in any Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 31, 2015.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2015, the Fund had average reverse repurchase agreements of $352,768, for which it paid interest at an average rate of 0.60%. At March 31, 2015, the Fund posted $2,747,766 in securities as collateral for reverse repurchase agreements.

To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

(continues	)	123

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

Use of Estimates — Each Fund is an investment company in conformity with U.S. GAAP. Therefore, each Fund follows the accounting and reporting guidelines for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Optimum Large Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest in master limited partnerships (MLPs) which make distributions that are primarily attributable to return of capital. The Funds record investment income and return of capital on the “Statements of operations” using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.

The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the fiscal year ended March 31, 2015, the Funds estimated that 100% of the MLP distributions received would be treated as a return of capital.

Each Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no such earnings credits for the year ended March 31, 2015.

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than one dollar, the expense paid under this arrangement is included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expense offset shown under “Less expense paid indirectly.” For the year ended March 31, 2015, each Fund earned the following amounts under this agreement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$343	$339	$363	$363	$359	$362

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Delaware Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Trust’s Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund:

Optimum Fixed Income Fund	0.7000% of net assets up to $25 million
0.6500% of net assets from $25 million to $100 million
0.6000% of net assets from $100 million to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $2.5 billion
0.4750% of net assets over $2.5 billion

Optimum International Fund	0.8750% of net assets up to $50 million
0.8000% of net assets from $50 million to $100 million
0.7800% of net assets from $100 million to $300 million
0.7650% of net assets from $300 million to $400 million
0.7300% of net assets over $400 million

Optimum Large Cap Growth Fund	0.8000% of net assets up to $250 million
0.7875% of net assets from $250 million to $300 million
0.7625% of net assets from $300 million to $400 million
0.7375% of net assets from $400 million to $500 million
0.7250% of net assets from $500 million to $1 billion
0.7100% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Large Cap Value Fund	0.8000% of net assets up to $100 million
0.7375% of net assets from $100 million to $250 million
0.7125% of net assets from $250 million to $500 million
0.6875% of net assets from $500 million to $1 billion
0.6675% of net assets from $1 billion to $1.5 billion
0.6475% of net assets over $1.5 billion

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets

Optimum Small-Mid Cap Value Fund	1.0500% of net assets up to $75 million
1.0250% of net assets from $75 million to $150 million
1.0000% of net assets over $150 million

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian), and EARNEST Partners, LLC (EARNEST); Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price), and Fred Alger Management, Inc. (Alger); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Herndon Capital Management, LLC (Herndon); Optimum Small-Mid Cap Growth Fund – Columbia Wanger Asset Management, LLC (CWAM) and Wellington Management Company, LLP (Wellington Management); Optimum Small-Mid Cap Value Fund – The Killen Group, Inc. (Killen), Westwood Management Corp. (Westwood) and The Delafield Group, a division of Tocqueville Asset Management L.P. (Tocqueville). Prior to Jan. 13, 2015, BlackRock Advisors, LLC (BlackRock) was a sub-advisor for the Optimum International Fund.

(continues	)	125

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

For the year ended March 31, 2015, DMC paid the following sub-advisory fees:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$2,295,037	$2,460,419	$4,906,790	$3,674,423	$3,668,153	$2,832,484

DMC has contractually agreed to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that total annual fund operating expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations (collectively, nonroutine expenses)) do not exceed the following percentages of each Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Funds’ Board and DMC. These waivers and reimbursements may be terminated only by agreement of DMC and the Funds.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Operating expense limitation as a percentage of average daily net assets (per annum) for the period
July 29, 2014 -
July 29, 2015	0.95%	1.25%	1.12%	1.08%	1.36%	1.35%
Operating expense limitation as a percentage of average daily net assets (per annum) for the period
July 29, 2013 -
July 28, 2014	1.00%	1.40%	1.25%	1.20%	1.43%	1.40%

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Trust. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Trust. Those services include overseeing the Funds’ pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. DIFSC fees are calculated based on the aggregate daily net assets of the Trust at the following annual rate: 0.0075% of the first $3 billion; 0.0070% of the next $2 billion; 0.0065% of the next $2.5 billion; 0.0055% of the next $2.5 billion; and 0.0050% of aggregate average daily net assets in excess of $10 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative net asset value basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2015, each Fund was charged for these services as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$135,787	$45,744	$97,166	$90,081	$36,135	$35,189

Effective Nov. 1, 2014, DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. Prior to Nov. 1, 2014, DSC provided the Trust with these administrative services. For these administrative services, each Fund pays DIFSC a fee at an annual rate (plus out-of-pocket expenses) of 0.120% of assets up to $500 million of the Funds’ average daily net assets; 0.095% of assets from $500 million to $1 billion; and 0.070% of assets over $1 billion.

Effective Nov. 1, 2014, DIFSC, is the shareholder servicing, dividend disbursing, and transfer agent for each Fund. Prior to Nov. 1, 2014, DSC was the shareholder servicing, dividend disbursing and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.200% of the Trust’s total average daily net assets, subject to certain minimums, plus out-of-pocket expenses. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are passed on to and paid by the Funds.

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual distribution and service fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. Each Fund’s Class B shares were subject to a 12b-1 fee of 1.00% of the average daily net assets , which was contractually waived to 0.25% of average daily net assets from April 1, 2014 through Nov. 4, 2014.

For the year ended March 31, 2015, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$33,035	$5,779	$19,463	$19,200	$3,754	$2,762

For the year ended March 31, 2015, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Class C	$141	$114	$99	$100	$17	$14

DMC, DIFSC and DDLP are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. Certain officers of DMC, DIFSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

3. Investments

For the year ended March 31, 2015, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Purchases other than U.S. government securities	$2,745,805,288	$722,245,255	$1,303,218,082	$522,489,183	$391,323,220	$175,443,590
Purchases of U.S. government securities	6,556,908,176	—	—	—	—	—
Sales other than U.S. government securities	2,510,138,993	789,651,319	1,149,916,993	428,971,902	354,016,096	136,672,143
Sales of U.S. government securities	6,460,918,033	—	—	—	—	—

(continues	)	127

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

At March 31, 2015, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Cost of investments	$2,099,944,429	$518,629,302	$1,304,619,645	$995,391,518	$440,095,403	$437,914,220

Aggregate unrealized appreciation	$151,730,770	$52,786,789	$318,817,882	$353,962,672	$128,083,554	$110,880,537
Aggregate unrealized depreciation	(130,454,230)	(51,391,552)	(28,508,336)	(45,581,532)	(12,472,741)	(23,431,491)

Net unrealized appreciation	$21,276,540	$1,395,237	$290,309,546	$308,381,140	$115,610,813	$87,449,046

U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2015:

		Optimum Fixed Income Fund
	Level 1	Level 2	Level 3	Total
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$494,272,809	$2,825,465	$497,098,274
Corporate Debt	—	850,448,786	—	850,448,786
Foreign Debt	—	78,228,186	—	78,228,186
Municipal Bonds	—	46,101,776	—	46,101,776
Senior Secured Loans[1]	—	144,973,799	4,687,203	149,661,002
Convertible Preferred Stock[1]	3,267,737	1,541,159	—	4,808,896
Preferred Stock[1]	2,230,179	7,348,822	—	9,579,001
U.S. Treasury Obligations	—	389,016,075	—	389,016,075
Short-Term Investments	—	98,460,848	—	98,460,848
Liabilities:
Security Sold Short	—	(2,181,875)	—	(2,181,875)

Total	$5,497,916	$2,108,210,385	$7,512,668	$2,121,220,969

Foreign Currency Exchange Contracts	$—	$7,866,998	$—	$7,866,998
Futures Contracts	(765,554)	—	—	(765,554)
Swap Contracts	—	(2,437,246)	—	(2,437,246)
Reverse Repurchase Agreements	—	(2,730,750)	—	(2,730,750)
Options Written	(176,456)	(29,012)	—	(205,468)

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Agency, Asset & Mortgage-Backed Securities	—	99.43%	0.57%	100.00%
Senior Secured Loans	—	96.87%	3.13%	100.00%
Convertible Preferred Stock	67.95%	32.05%	—	100.00%
Preferred Stock	23.28%	76.72%	—	100.00%

(continues	)	129

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

		Optimum International Fund
	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$3,165,072	$22,553,754	$—	$25,718,826
Austria	—	13,037,135	—	13,037,135
Belgium	—	6,817,615	—	6,817,615
Bermuda	7,574,916	—	—	7,574,916
Brazil	8,699,133	—	—	8,699,133
Canada	10,195,150	—	—	10,195,150
China/Hong Kong	4,158,697	37,065,631	—	41,224,328
Colombia	2,402,591	—	—	2,402,591
Czech Republic	—	2,726,203	—	2,726,203
Denmark	—	1,397,349	—	1,397,349
Finland	—	4,754,749	—	4,754,749
France	—	19,244,985	—	19,244,985
Germany	—	11,103,092	—	11,103,092
India	5,814,156	9,995,646	—	15,809,802
Indonesia	—	2,361,163	—	2,361,163
Ireland	13,577,801	10,752,612	—	24,330,413
Israel	10,057,627	—	—	10,057,627
Italy	—	689,415	—	689,415
Japan	—	92,773,370	—	92,773,370
Malaysia	—	1,451,541	—	1,451,541
Netherlands	6,364,799	4,069,384	—	10,434,183
New Zealand	1,889,351	1,134,458	—	3,023,809
Norway	3,415,204	13,028,818	—	16,444,022
Republic of Korea	524,004	22,441,492	—	22,965,496
Singapore	—	14,131,190	—	14,131,190
Spain	—	7,624,192	—	7,624,192
Sweden	—	5,395,766	—	5,395,766
Switzerland	11,149,126	18,572,430	—	29,721,556
Taiwan	—	17,962,622	—	17,962,622
Turkey	—	6,309,105	—	6,309,105
United Kingdom	15,454,494	44,011,856	1,443,949	60,910,299
United States	6,724,008	6,926,670	1,437,668	15,088,346
Short-Term Investments	—	7,644,550	—	7,644,550

Total	$111,166,129	$405,976,793	$2,881,617	$520,024,539

Foreign Currency Exchange Contracts	$—	$(24)	$—	$(24)

		Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$329,838,860	$2,929,618	$1,324,165	$334,092,643
Consumer Staples	63,898,969	—	—	63,898,969
Energy	57,835,142	—	—	57,835,142
Financials	84,713,581	—	—	84,713,581
Healthcare	316,437,232	—	—	316,437,232
Industrials	189,222,337	—	—	189,222,337
Information Technology	436,951,528	8,298,378	1,180,946	446,430,852
Materials	24,311,985	—	—	24,311,985
Telecommunication Services	4,199,520	—	—	4,199,520
Utilities	2,409,342	—	—	2,409,342
Convertible Preferred Stock	—	—	898,462	898,462
U.S. Master Limited Partnerships	19,360,499	—	—	19,360,499
Short-Term Investments	—	51,118,627	—	51,118,627

Total	$1,529,178,995	$62,346,623	$3,403,573	$1,594,929,191

		Optimum Large Cap Value Fund
	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$132,768,211	$—	$132,768,211
Consumer Staples	129,269,817	25,483,002	154,752,819
Energy	161,116,337	—	161,116,337
Financials	309,305,166	—	309,305,166
Healthcare	129,925,886	4,079,043	134,004,929
Industrials	159,018,932	—	159,018,932
Information Technology	125,237,885	—	125,237,885
Materials	58,637,760	—	58,637,760
Telecommunication Services	26,250,354	3,531,806	29,782,160
Utilities	4,466,678	—	4,466,678
Convertible Preferred Stock	460,319	—	460,319
Short-Term Investments	—	34,221,462	34,221,462

Total	$1,236,457,345	$67,315,313	$1,303,772,658

(continues	)	131

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

		Optimum Small-Mid Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$69,388,119	$1,798,066	$—	$71,186,185
Consumer Staples	9,355,290	—	—	9,355,290
Energy	17,172,869	—	—	17,172,869
Financials	67,072,302	—	—	67,072,302
Healthcare	89,554,661	—	—	89,554,661
Industrials	127,597,033	—	—	127,597,033
Information Technology	117,854,242	—	133,374	117,987,616
Materials	22,393,195	—	—	22,393,195
Telecommunication Services	10,702,560	—	—	10,702,560
Convertible Preferred Stock	—	—	3,253,507	3,253,507
Exchange-Traded Funds	2,777,912	—	—	2,777,912
Preferred Stock	—	—	3,008,128	3,008,128
Short-Term Investments	—	13,644,958	—	13,644,958

Total	$533,868,183	$15,443,024	$6,395,009	$555,706,216

Foreign Currency Exchange Contracts	$—	$(5)	$—	$(5)

		Optimum Small-Mid Cap Value Fund
	Level 1	Level 2	Total
Common Stock
Consumer Discretionary	$50,111,416	$—	$50,111,416
Consumer Staples	6,300,459	—	6,300,459
Energy	25,351,484	—	25,351,484
Financials	40,728,281	—	40,728,281
Healthcare	23,987,306	—	23,987,306
Industrials	130,690,816	—	130,690,816
Information Technology	102,001,696	1,189,914	103,191,610
Materials	70,735,783	—	70,735,783
Telecommunication Services	8,748,529	—	8,748,529
Utilities	3,409,594	—	3,409,594
U.S. Master Limited Partnership	1,610,000	—	1,610,000
Short-Term Investments	—	60,497,988	60,497,988

Total	$463,675,364	$61,687,902	$525,363,266

The securities deemed worthless on the “Schedules of investments” are considered to be Level 3 investments in these tables.

As a result of utilizing international fair value pricing at March 31, 2015, the majority of Optimum International Fund and a portion of Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2015, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ net asset value is determined) are established using a separate pricing feed from a third-party vendor designed to establish a price for each such security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels at the beginning of the period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s (except Optimum Small-Mid Cap Growth Fund) net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments are not considered significant to each Fund’s net assets at the end of the year.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Optimum Small-Mid Cap Growth Fund:

		Convertible
	Common	Preferred	Preferred
	Stock	Stock	Stock	Total
Beginning balance March 31, 2014	$194,504	$2,926,996	$—	$3,121,500
Purchases	—	797,260	2,416,128	3,213,388
Sales	—	(904,922)	—	(904,922)
Net change in unrealized appreciation (depreciation)	(61,130)	434,173	592,000	965,043

Ending balance March 31, 2015	$133,374	$3,253,507	$3,008,128	$6,395,009

Net change in unrealized appreciation (depreciation) from investments still held at the end of the year	$(61,130)	$590,525	$592,000	$1,121,395

Sensitivity Analysis for Optimum Small-Mid Cap Growth Fund

Valuation: U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund fair values its financial instruments at fair value using independent pricing sources under the policies approved by the Board. The Pricing Committee is the committee formed by the advisor to develop pricing policies and procedures and to provide oversight of the pricing function for the Funds.

When market quotations are not readily available for one or more portfolio securities, the Funds’ NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that a Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker-dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Funds’ pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.

Quantitative information about Level 3 fair value measurements for Optimum Small-Mid Cap Growth Fund:

Fair Value at March 31, 2015	Valuation Techniques	Unobservable Input	Range (Weighted Average)

Common stock $133,374	Broker quote	Market pricing of securities	N/A
Convertible Preferred stock $3,253,507	Broker quote	Market pricing of securities	N/A
Preferred stock $3,008,129	Broker quote	Unlisted	N/A

(continues	)	133

Notes to financial statements

Optimum Fund Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2015 and 2014 were as follows:

Year ended March 31, 2015

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$45,890,893	$8,272,632	$46,602,612	$15,036,245	$5,821,786	$128,414
Long-term capital gains	—	—	107,508,571	—	40,926,830	36,766,566

Total	$45,890,893	$8,272,632	$154,111,183	$15,036,245	$46,748,616	$36,894,980

Year ended March 31, 2014

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Ordinary income	$27,496,235	$5,310,350	$35,275,226	$9,013,153	$5,318,544	$2,621,910
Long-term capital gains	3,988,584	—	70,507,299	—	34,563,081	40,333,725

Total	$31,484,819	$5,310,350	$105,782,525	$9,013,153	$39,881,625	$42,955,635

5. Components of Net Assets on a Tax Basis

As of March 31, 2015, the components of net assets on a tax basis were as follows:

	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap
	Fund	Fund	Growth Fund
Shares of beneficial interest	$1,990,244,943	$538,003,071	$1,232,523,224
Undistributed ordinary income	27,530,045	824,130	15,880,220
Undistributed long-term capital gains	1,046,441	—	53,030,192
Capital loss carryforwards	—	(4,316,656)	—
Qualified late year losses deferred	—	(11,558,690)	—
Straddle losses deferred	(2,038,604)	—	—
Unrealized appreciation	18,671,564	1,219,630	290,307,835

Net assets	$2,035,454,389	$524,171,485	$1,591,741,471

	Optimum	Optimum	Optimum
	Large Cap	Small-Mid Cap	Small-Mid Cap
	Value Fund	Growth Fund	Value Fund
Share of beneficial interest	$1,022,996,840	$416,173,939	$429,975,636
Undistributed ordinary income	2,597,001	—	—
Undistributed long-term capital gains	—	29,061,662	7,587,636
Capital loss carryforwards	(19,145,969)	—	—
Qualified late year losses deferred	(9,963,425)	(2,943,635)	(742,120)
Unrealized appreciation	308,362,979	115,610,808	87,441,596

Net assets	$1,304,847,426	$557,902,774	$524,262,748

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of contingent payment on debt instruments, amortization of premium on convertible securities, treasury inflation protected securities, partnership interest and swap contracts.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from Jan. 1, 2015 through March 31, 2015 and Nov. 1, 2014 through March 31, 2015, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, CDS contracts, foreign capital gain tax, contingent payment on debt instruments, sale of passive foreign investment companies, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2015, the Funds recorded the following reclassifications:

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Undistributed (accumulated) net investment income (loss)	$4,224,734	$1,987,259	$4,748,960	$(31,632)	$3,426,152	$1,437,898
Accumulated net realized gain (loss)	(4,224,734)	(1,987,259)	(4,748,931)	31,632	(3,426,152)	318
Paid-in capital	—	—	(29)	—	—	(1,438,216)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2015, the Funds utilized capital loss carryforwards as follows:

Optimum	Optimum	Optimum
Fixed Income	International	Large Cap
Fund	Fund	Value Fund
$20,553,369	$10,388,185	$38,738,692

At March 31, 2015, Optimum Fixed Income Fund, Optimum Large Cap Growth, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund did not have any capital loss carryforwards outstanding. Capital loss carryforwards remaining at March 31, 2015 will expire as follows:

	Optimum	Optimum
Year of	International	Large Cap
Expiration	Fund	Value Fund
3/31/18	$4,316,656	$19,145,969

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, each Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At March 31, 2015, no capital loss carryforward was carried forward under the Act.

(continues	)	135

Notes to financial statements

Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund
	Year ended		Year ended		Year ended
	3/31/15	3/31/14	3/31/15	3/31/14	3/31/15	3/31/14
Shares sold:
Class A	701,373	1,000,079	144,856	164,094	238,790	270,733
Class B	2,158	11,996	625	1,696	—	—
Class C	2,431,086	3,653,069	449,982	516,592	739,198	830,030
Institutional Class	57,659,471	52,479,284	14,726,160	13,817,101	25,086,102	15,787,976
Shares issued upon reinvestment of dividends and distributions:
Class A	101,608	74,238	9,420	6,158	293,955	240,221
Class B	359	1,354	49	189	2,683	8,509
Class C	258,942	178,787	5,556	11,515	1,166,611	922,805
Institutional Class	4,439,558	3,035,957	683,957	436,578	7,964,010	5,465,216

	65,594,555	60,434,764	16,020,605	14,953,923	35,491,349	23,525,490

Shares redeemed:
Class A	(896,505)	(725,990)	(168,763)	(143,645)	(515,858)	(481,398)
Class B	(55,793)	(82,361)	(16,823)	(24,065)	(47,783)	(69,546)
Class C	(2,506,285)	(2,727,197)	(385,205)	(422,881)	(1,385,681)	(1,793,236)
Institutional Class	(32,380,914)	(28,975,875)	(21,241,770)	(6,280,513)	(13,882,557)	(9,508,944)

	(35,839,497)	(32,511,423)	(21,812,561)	(6,871,104)	(15,831,879)	(11,853,124)

Net increase (decrease)	29,755,058	27,923,341	(5,791,956)	8,082,819	19,659,470	11,672,366

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund
	Year ended		Year ended		Year ended
	3/31/15	3/31/14	3/31/15	3/31/14	3/31/15	3/31/14
Shares sold:
Class A	245,216	288,149	48,945	57,896	40,325	40,164
Class B	—	131	—	—	—	—
Class C	713,968	864,017	145,303	166,070	126,685	122,226
Institutional Class	19,341,523	18,155,553	8,637,127	7,266,342	9,504,226	7,698,944
Shares issued upon reinvestment of dividends and distributions:
Class A	24,712	16,351	44,321	48,996	32,193	48,311
Class B	186	125	323	1,872	295	1,912
Class C	26,420	5,715	176,249	183,909	136,318	199,457
Institutional Class	911,060	605,862	2,854,903	2,451,119	2,434,118	2,808,274

	21,263,085	19,935,903	11,907,171	10,176,204	12,274,160	10,919,288

Shares redeemed:
Class A	(451,499)	(435,193)	(94,337)	(97,157)	(80,560)	(97,135)
Class B	(42,763)	(69,058)	(8,898)	(12,926)	(8,274)	(12,348)
Class C	(1,113,280)	(1,497,758)	(228,076)	(344,301)	(227,298)	(359,849)
Institutional Class	(13,915,081)	(10,186,922)	(5,717,697)	(4,606,449)	(5,333,870)	(4,603,643)

	(15,522,623)	(12,188,931)	(6,049,008)	(5,060,833)	(5,650,002)	(5,072,975)

Net increase	5,740,462	7,746,972	5,858,163	5,115,371	6,624,158	5,846,313

For the years ended March 31, 2015, and 2014, the following shares and values were converted from Class B to Class A. The amounts are included in Class B redemptions and Class A subscriptions in the tables above and the “Statements of changes in net assets.”

	Year ended			Year ended
	3/31/15			3/31/14
	Class B	Class A		Class B	Class A
	Shares	Shares	Value	Shares	Shares	Value
Optimum Fixed Income Fund	24,014	24,039	$232,918	39,925	39,876	$377,824
Optimum International Fund	6,634	6,516	76,569	10,379	10,185	119,447
Optimum Large Cap Growth Fund	19,395	17,924	302,553	25,481	23,838	372,877
Optimum Large Cap Value Fund	17,595	17,473	276,645	29,211	28,937	400,667
Optimum Small-Mid Cap Growth Fund	3,651	3,368	51,725	5,102	4,739	70,060
Optimum Small-Mid Cap Value Fund	3,776	3,481	48,518	5,391	5,001	69,457

Certain shareholders may exchange shares of one class for another class in the same Fund. For the year ended March 31, 2015, each Fund had the following exchange transactions. These exchange transactions are included as subscriptions and redemptions in the table above and the “Statements of changes in net assets.”

	Exchange Redemptions		Exchange Subscriptions
			Institutional
	Class C		Class
	Shares	Value	Shares	Value
Optimum Fixed Income Fund	978	$9,437	973	$9,437
Optimum International Fund	133	1,532	129	1,532
Optimum Large Cap Growth Fund	381	5,988	336	5,988
Optimum Large Cap Value Fund	362	5,700	357	5,700
Optimum Small-Mid Cap Growth Fund	68	962	59	962
Optimum Small-Mid Cap Value Fund	60	764	52	764

7. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may also enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may enter into these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

During the year ended March 31, 2015, Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Growth Fund, used foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date, hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies, and/or to facilitate or expedite the settlement of portfolio transactions.

Optimum Small-Mid Cap Value Fund did not hold any foreign currency exchange during the year ended March 31, 2015.

(continues	)	137

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted $366,000 cash and $2,080,000 in securities collateral as margin for open futures contracts, which is presented on the “Statements of assets and liabilities” as “Cash collateral due from brokers”, and “Schedules of investments.”

During the year ended March 31, 2015, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended March 31, 2015 for Optimum Fixed Income Fund were as follows:

	Number of
Call options	contracts	Premiums
Options outstanding March 31, 2014	50,100,037	$265,906
Options written	84,762,159	372,847
Options expired	(68,800,000)	(129,050)
Options terminated in closing purchase transactions	(63,862,037)	(395,770)

Options outstanding March 31, 2015	2,200,159	$113,933

	Number of
Put options	contracts	Premiums
Options outstanding March 31, 2014	55,800,071	$385,414
Options written	100,289,159	439,612
Options expired	(107,485,000)	(605,372)
Options terminated in closing purchase transactions	(6,904,071)	(60,056)

Options outstanding March 31, 2015	41,700,159	$159,598

During the year ended March 31, 2015, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to adjust the Fund’s overall exposure to certain markets, to receive premiums for writing options, to facilitate investments in portfolio securities, and to protect the value of portfolio securities.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC. (S&P) or Baa3 by Moody’s Investors Service Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Currency Swaps. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them.

During the year ended March 31, 2015, Optimum Fixed Income Fund used currency swaps to protect against currency fluctuations.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2015, Optimum Fixed Income Fund entered into interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2015, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for central cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2015, the notional value of the protection sold was EUR 300,000 and USD 16,300,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap

(continues	)	139

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2015, net unrealized depreciation of the protection sold was $327,875.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2015, Optimum Fixed Income Fund used CDS contracts to hedge against credit events, and to gain exposure to certain securities or markets.

Swaps Generally. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2015, for bilateral swap contracts, Optimum Fixed Income Fund posted $10,000 in cash collateral for certain open derivatives, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Optimum Fixed Income Fund posted $3,544,348 in cash collateral for centrally cleared swap contracts, which is presented as “Cash collateral due from brokers” on the “Statements of assets and liabilities. ” At March 31, 2015, the Fund received $4,290,000 in cash and $389,885 securities collateral for certain open derivatives. Cash collateral received is presented as “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Fair values of derivative instruments for Optimum Fixed Income Fund as of March 31, 2015 were as follows:

	Asset Derivatives
	Fair Value
	Currency	Interest rate	Credit
Statements of Assets and Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized appreciation on foreign currency exchange contracts	$8,094,829	$—	$—	$8,094,829
Variation margin due from broker on futures contracts*	—	445,610	—	445,610
Unrealized appreciation on swap contracts	—	781,763	13,485	795,248

Total	$8,094,829	$1,227,373	$13,485	$9,335,687

	Liability Derivatives
	Fair Value
	Currency	Interest	Credit
Statements of Assets and Liabilities Location	Contracts	Contracts	Contracts	Total
Unrealized depreciation on foreign currency exchange contracts	$227,831	$—	$—	$227,831
Variation margin due to broker on futures contracts*	919,060	292,104	—	1,211,164
Options written, at value	198,963	6,024	481	205,468
Unrealized depreciation on swap contracts	—	2,891,134	341,360	3,232,494

Total	$1,345,854	$3,189,262	$341,841	$4,876,957

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts are opened through March 31, 2015. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on the Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2015 was as follows:

	Net Realized Gain (Loss) on:
	Foreign
	Currency
	Exchange	Futures	Options	Swap
	Contracts	Contracts	Written	Contracts	Total
Currency contracts	$25,392,414	$113,807	$(625,609)	$—	$24,880,612
Interest rate contracts	—	(5,580,451)	619,936	(6,607,895)	(11,568,410)
Credit contracts	—	—	32,145	(2,178,856)	(2,146,711)

Total	$25,392,414	$(5,466,644)	$26,472	$(8,786,751)	$11,165,491

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign
	Currency
	Exchange	Futures	Options	Swap
	Contracts	Contracts	Written	Contracts	Total
Currency contracts	$10,926,479	$(919,060)	$23,186	$—	$10,030,605
Interest rate contracts	—	1,168,700	(352,340)	643,651	1,460,011
Credit contracts	—	—	10,433	1,693,564	1,703,997

Total	$10,926,479	$249,640	$(318,721)	$2,337,215	$13,194,613

Derivatives generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2015. During the year ended March 31, 2015, Optimum Small-Mid Cap Value Fund did not enter into any derivative contracts.

	Long Derivative Volume
									Optimum
	Optimum		Optimum		Optimum		Optimum		Small-Mid
	Fixed Income		International		Large Cap		Large Cap		Cap
	Fund		Fund		Growth Fund		Value Fund		Growth Fund
Foreign currency exchange contracts (average cost)	USD	34,087,027	USD	33,835,494	USD	26,745	USD	24,052	USD	3,934
Futures contracts (average notional value)		129,541,737		—		—		—		—
Options contracts (average notional value)		1,223		—		—		—		—
CDS contracts (average notional value)*	EUR	3,146,798		—		—		—		—
	USD	1,563,373		—		—		—		—
Interest rate swap contracts (average notional value)**	AUD	313,329,249		—		—		—		—
	BRL	6,063,241		—		—		—		—
	EUR	17,230,435		—		—		—		—
	GBP	240,316
	JPY	1,333,952,569		—		—		—		—
	MXN	87,794,071
	USD	87,846,403		—		—		—		—

(continues	)	141

Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

	Short Derivative Volume
									Optimum
	Optimum		Optimum		Optimum		Optimum		Small-Mid
	Fixed Income		International		Large Cap		Large Cap		Cap
	Fund		Fund		Growth Fund		Value Fund		Growth Fund
Foreign currency exchange contracts (average cost)	USD	207,404,803	USD	51,324,964	USD	76,751	USD	1,662	USD	3,500
Futures contracts (average notional value)		175,245,573		—		—		—		—
Options contracts (average notional value)		198,052		—		—		—		—
CDS contracts (average notional value)*	EUR	1,340,316		—		—		—		—
	USD	14,152,316		—		—		—		—

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

8. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset on the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance was effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate its counterparty risk, the Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2015, each Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Optimum Fixed Income Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of America Merrill Lynch	$90,464	$(5,805)	$84,659
Barclays Bank	—	(1,804,500)	(1,804,500)
BNP Paribas	51,499	—	51,499
Citigroup Global Markets	6,021,506	(148,328)	5,873,178
Credit Suisse First Boston	145,985	(1,842,158)	(1,696,173)
Deutsche Bank	5,841	—	5,841
Hong Kong Shanghai Bank	2,218	—	2,218
JPMorgan Chase Bank	1,746,535	(1,397,750)	348,785
Morgan Stanley Capital	836,171	(65,122)	771,049
Toronto Dominion Bank	40,743	(927,412)	(886,669)

Total	$8,940,962	$(6,191,075)	$2,749,887

		Optimum Fixed Income Fund
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$84,659	$—	$—	$—	$—	$84,659
Barclays Bank	(1,804,500)	—	—	1,804,500	—	—
BNP Paribas	51,499	—	—	—	—	51,499
Citigroup Global Markets	5,873,178	—	(4,280,000)	—	—	1,593,178
Credit Suisse First Boston	(1,696,173)	—	—	—	1,696,173	—
Deutsche Bank	5,841	—	—	—	—	5,841
Hong Kong Shanghai Bank	2,218	—	(2,218)	—	—	—
JPMorgan Chase Bank	348,785	(242,816)	—	—	—	105,969
Morgan Stanley Capital	771,049	(147,069)	—	—	—	623,980
Toronto Dominion Bank	(886,669)	—	—	886,669	—	—

Total	$2,749,887	$(389,885)	$(4,282,218)	$2,691,169	$1,696,173	$2,465,126

	Optimum Fixed Income Fund
		Fair Value of
		Non-Cash	Cash
Master Repurchase Agreements	Repurchase	Collateral	Collateral
Counterparty	Agreements	Received	Received	Net Amount(a)

Bank of America Merrill Lynch	$16,622,282	$(16,622,282)	$—	$—
Bank of Montreal	13,851,902	(13,851,902)	—	—
BNP Paribas	10,076,816	(10,076,816)	—	—

Total	$40,551,000	$(40,551,000)	$—	$—

(continues	)	143

Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

	Optimum International Fund
		Fair Value of
		Non-Cash	Cash
Master Repurchase Agreements(b)	Repurchase	Collateral	Collateral
Counterparty	Agreements	Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$1,697,849	$(1,697,849)	$—	$—
Bank of Montreal	1,414,875	(1,414,875)	—	—
BNP Paribas	1,029,276	(1,029,276)	—	—

Total	$4,142,000	$(4,142,000)	$—	$—

	Optimum Large Cap Growth Fund
		Fair Value of
		Non-Cash	Cash
Master Repurchase Agreements	Repurchase	Collateral	Collateral
Counterparty	Agreements	Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$17,067,035	$(17,067,035)	$—	$—
Bank of Montreal	14,222,530	(14,222,530)	—	—
BNP Paribas	10,346,435	(10,346,435)	—	—

Total	$41,636,000	$(41,636,000)	$—	$—

	Optimum Large Cap Value Fund
		Fair Value of
		Non-Cash	Cash
Master Repurchase Agreements	Repurchase	Collateral	Collateral
Counterparty	Agreements	Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$12,599,830	$(12,599,830)	$—	$—
Bank of Montreal	10,499,859	(10,499,859)	—	—
BNP Paribas	7,638,311	(7,638,311)	—	—

Total	$30,738,000	$(30,738,000)	$—	$—

	Optimum Small-Mid Cap Growth Fund
		Fair Value of
		Non-Cash	Cash
Master Repurchase Agreements(b)	Repurchase	Collateral	Collateral
Counterparty	Agreements	Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$2,728,774	$(2,728,774)	$—	$—
Bank of Montreal	2,273,979	(2,273,979)	—	—
BNP Paribas	1,654,247	(1,654,247)	—	—

Total	$6,657,000	$(6,657,000)	$—	$—

	Optimum Small-Mid Cap Value Fund
		Fair Value of
		Non-Cash	Cash
Master Repurchase Agreements	Repurchase	Collateral	Collateral
Counterparty	Agreements	Received	Received	Net Amount(a)
Bank of America Merrill Lynch	$13,513,111	$(13,513,111)	$—	$—
Bank of Montreal	11,260,926	(11,260,926)	—	—
BNP Paribas	8,191,963	(8,191,963)	—	—

Total	$32,966,000	$(32,966,000)	$—	$—

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

(b)Table excludes counterparties where the absolute value of the total is less than 0.05% of the net assets of the respective Fund. These holdings are deemed immaterial to the respective Fund.

9. Securities Lending

Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments® Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Funds can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return the loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and are subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent, and the borrower. The Funds record security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Funds may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Funds may not receive an amount from the Collective Trust that is equal in amount to the collateral the Funds would be required to return to the borrower of the securities and the Funds would be required to make up for this shortfall.

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Notes to financial statements

Optimum Fund Trust

9. Securities Lending (continued)

At the year ended March 31, 2015, the Funds had no securities on loan.

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2015. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933 (the Act), as amended, and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds’ Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A, Section 4(a)(2), and illiquid securities have been identified on the “ Schedules of investments.”

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management has determined that this pronouncement has no impact to each Fund’s financial statements.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2015 that would require recognition or disclosure in the Funds’ financial statements.

(continues	)	147

Report of independent

registered public accounting firm

To the Board of Trustees of Optimum Fund Trust, as defined, and the Shareholders:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 19, 2015

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2015, each Fund reports distributions paid during the year as follows:

	(A)
	Long-Term	(B)
	Capital Gains	Ordinary Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	—	100.00%	100.00%	—
Optimum International Fund	—	100.00%	100.00%	1.01%
Optimum Large Cap Growth Fund	69.76%	30.24%	100.00%	19.98%
Optimum Large Cap Value Fund	—	100.00%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	87.55%	12.45%	100.00%	48.04%
Optimum Small-Mid Cap Value Fund	99.65%	0.35%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2015 Form 1099-DIV.

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
—	100.00%	21.48%	100.00%	49.71%	100.00%

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $566,048. The gross foreign source income earned during the fiscal year 2015 by the Fund was $13,258,993.

Board Consideration of Sub-Advisory Agreement with Acadian Asset Management LLC at Meeting Held Dec. 10, 2014

At a meeting held Dec. 10, 2014, the Board of Trustees, including a majority of non-interested or independent Trustees, approved a new Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Delaware Management Company (“DMC” or “Management”) and Acadian Asset Management LLC (“Acadian”) for the Optimum International Fund (the “Fund”). Acadian replaced BlackRock Advisors, LLC (“BlackRock”) as a sub-advisor to the Fund as of Jan. 26, 2015.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about Acadian, including its personnel, operations and financial condition, which had been provided by Acadian. The Board also reviewed material furnished by DMC (with the assistance of its consultant, LPL Financial LLC (“LPL”)), including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by Acadian; research and analysis concerning DMC’s proposal of Acadian; a description of Acadian’s proposed sub-advisory fees under the Sub-Advisory Agreement, along with fees that Acadian charges similar institutional accounts; information concerning Acadian’s organizational structure and the experience of its investment management personnel; a “due diligence” report describing various material items in relation to Acadian’s personnel, organization and policies; copies of Acadian’s Form ADV, compliance policies and procedures and its Code of Ethics; and a copy of the Sub-Advisory Agreement.

(continues	)	149

Other Fund information

(Unaudited)

Optimum Fund Trust

Board Consideration of Sub-Advisory Agreement with Acadian Asset Management LLC at Meeting Held Dec. 10, 2014 (continued)

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management specifically in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the Meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, Extent and Quality of Services. In considering the nature, extent and quality of the services to be provided by Acadian, the Board specifically considered that the Sub-Advisory Agreement contains substantially similar provisions to those in the prior BlackRock sub-advisory agreement, except for the provisions relating to the fees. The Board reviewed materials provided by Acadian regarding the experience and qualifications of personnel who will be responsible for managing Acadian’s portion of the Optimum International Fund. The Board also placed weight on the projected performance of a representative Acadian portfolio that utilized the investment process and parameters that would be employed by Acadian on behalf of its portion of the Optimum International Fund (the “Acadian Account”). The Board also considered that Acadian would co-manage the Fund with another adviser, EARNEST Partners, LLC (“EARNEST”). The Board considered the compatibility of the two advisers’ investment philosophies and methodologies. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by Acadian to the Optimum International Fund and its shareholders and was confident in the abilities of Acadian to provide quality services to the Optimum International Fund and its shareholders.

Investment Performance. The Board reviewed information on the projected performance of the Acadian Account over various time periods. The Board also reviewed a combination analysis showing various performance metrics that would have resulted from combining the performance of the Acadian Account with the performance of EARNEST in managing its portion of the Fund over various time periods measured in several different ways. In respect to such analysis, the Board noted that Acadian’s investment style seemed a good complement to that followed by EARNEST, and Acadian’s investment strategy seemed to provide a better balance to EARNEST’s investment philosophy. The Board believed such information and analysis evidenced the benefits to the Fund and high quality of portfolio management services expected to be provided by Acadian under the Sub-Advisory Agreement.

Comparative Expenses. In In considering the appropriateness of the sub-advisory fees to be charged by Acadian, the Board reviewed and considered the sub-advisory fees in light of the nature, extent and quality of the sub-advisory services to be provided by Acadian, as more fully described above. The Board noted that Acadian’s sub-advisory fees are paid by DMC and are not additional fees borne by the Fund. The Board also noted that the sub-advisory fees to be paid by DMC to Acadian were the product of arms-length negotiations between DMC and Acadian, and the Board considered the allocation of the investment management fees charged to the Fund between DMC and Acadian in light of the nature, extent and quality of the investment management services provided, and to be provided by, DMC and Acadian. In particular, the Board was provided with a description of fees to be charged by Acadian under the Sub-Advisory Agreement for the Optimum International Fund, which showed them to be slightly higher than the sub-advisory fees charged by BlackRock under its sub-advisory agreement at the Fund’s current amount of assets under management. The Board discussed the impact that the differences in fees would have on DMC’s profitability. The Board also was provided with information showing that Acadian’s fees were competitive with those charged by Acadian to other comparable investment companies or accounts, and was informed by Management that Acadian’s fees were competitive with fees of other investment managers being considered as possible sub-advisors to the Fund. The Board also noted that the management fee paid by the Fund to DMC would stay the same at current asset levels. Based upon such facts, the Board believed that the fees to be charged by Acadian under the Sub-Advisory Agreement were acceptable in relation to the services being provided.

Profitability and Economies of Scale. The Board was informed that Acadian may receive certain fall-out benefits in connection with their relationship with the Fund, such as soft-dollar arrangements. Information about Acadian’s profitability from its relationship with the Fund was not available because it had not begun to provide services to the Fund. The Trustees also noted that economies of scale are shared with the Fund and its shareholders through investment management fee breakpoints so that as the Fund grows in size, its effective investment management fee rate declines. The Board considered that the asset size of the Optimum International Fund, as of Sep. 30, 2014, exceeded the last fee breakpoint under its respective investment management agreement. The Trustees noted, however, that the actual investment management fee charged to the Fund was also limited as a result of management expense caps, and while intending to monitor the need for additional breakpoints, believed it unlikely that meaningful economies of scale currently existed in the management of such Fund.

(continues	)	151

Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Dan H. Arnold[2] 2005 Market Street Philadelphia, PA 19103 Age 50	Trustee	September 19, 2012 to present	President — LPL Financial LLC (2015-Present) Chief Financial Officer LPL Financial LLC (2012-2015) Managing Director, Head of Strategy — LPL Financial LLC (2011-2012) Divisional President of Institutional Services — LPL Financial LLC (2007-2011)	6	None
J. Scott Coleman[2,5] 2005 Market Street Philadelphia, PA 19103 Age 54	Trustee, President and Chief Executive Officer	June 16, 2011 to present	Executive Vice President Head of Distribution and Marketing — Delaware Investments (2008-Present)	6	None
INDEPENDENT TRUSTEES
Robert J. Christian 2005 Market Street Philadelphia, PA 19103 Age 66	Trustee and Chairman	November 1, 2007 to present	Private Investor (2006-Present) Chief Investment Officer Wilmington Trust Corporation (Trust Bank) (1996-2006)	6	Trustee — FundVantage Trust (34 mutual funds) (2007-present)
Durant Adams Hunter 2005 Market Street Philadelphia, PA 19103 Age 66	Trustee	July 17, 2003 to present	Managing Partner — Ridgeway Partners (Executive Recruiting) (2004-Present)	6	None
Pamela J. Moret 2005 Market Street Philadelphia, PA 19103 Age 59	Trustee	October 1, 2013 to present	Chief Executive Officer — brightpeak financial (2011-Present) Senior Vice President — Thrivent Financial for Lutherans (2002-Present)	6	Director — Brotherhood Mutual Insurance Company (2011-present) Director — Blue Cross Blue Shield of Minnesota (2014-present)
Stephen Paul Mullin 2005 Market Street Philadelphia, PA 19103 Age 59	Trustee	July 17, 2003 to present	President — Econsult Solutions, Inc. (Economic Consulting) (2013-Present) Senior Vice President — Econsult Corporation (Economic Consulting) (2000-2013)	6	None

Name, Address, and Age	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (continued)
Robert A. Rudell 2005 Market Street Philadelphia, PA 19103 Age 66	Trustee	July 17, 2003 to present	Private Investor (2002–Present)	6	Director and Independent Chairman — Heartland Funds (3 mutual funds) (2005-present)
Jon Edward Socolofsky 2005 Market Street Philadelphia, PA 19103 Age 69	Trustee	July 17, 2003 to present	Private Investor (2002–Present) President — H&S Enterprises of Minocqua, LLC (Commercial real estate developer) (2005-Present)	6	None
OFFICERS
David F. Connor 2005 Market Street Philadelphia, PA 19103 51	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000- May 2013; Secretary since October 2005	Mr. Connor has served as Deputy General Counsel of Delaware Investments[3] since 2000.	6	None[4]
David P. O’Connor[5] 2005 Market Street Philadelphia, PA 19103 48	Executive Vice President, General Counsel, and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005– February 2012; General Counsel and Chief Legal Officer since October 2005	Mr. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	6	None[4]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 42	Vice President and Treasurer	September 20, 2007 to present	Mr. Geatens has served in various capacities at Delaware Investments.	6	None[4]
Richard Salus 2005 Market Street Philadelphia, PA 19103 51	Senior Vice President and Chief Financial Officer	January 1, 2006 to present	Mr. Salus has served in various executive capacities at different times at Delaware Investments.	6	None[4]

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Trust’s manager, principal underwriter and service agent.
[4]	Messrs. Connor, O’Connor, Geatens and Salus also serve in similar capacities for the Delaware Investments® Family of Funds, a fund complex also managed and distributed by Delaware Investments with 70 funds.
[5]	Messrs. Coleman and O’Connor have retired from their positions with the Funds effective as of the close of business on May 23, 2015.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

(continues	)	153

About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Dan H. Arnold

President

LPL Financial LLC

J. Scott Coleman

Executive Vice President

Delaware Investments

Robert J. Christian

Private Investor

Durant Adams Hunter

Managing Partner — Ridgeway Partners

Pamela J. Moret

Chief Executive Officer —

brightpeak financial

Stephen Paul Mullin

President — Econsult Solutions, Inc.

Robert A. Rudell

Private Investor

Jon Edward Socolofsky

Private Investor

Affiliated officers

David F. Connor

Senior Vice President,

Deputy General Counsel and Secretary

Optimum Fund Trust

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Optimum Fund Trust

Philadelphia, PA

David P. O’Connor

Executive Vice President,

General Counsel and Chief Legal Officer

Optimum Fund Trust

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Optimum Fund Trust

Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust Philadelphia, PA

National distributor

Delaware Distributors, L. P.

Philadelphia, PA

Shareholder servicing, dividend

disbursing, and transfer agent

Delaware Service Company, Inc.

2005 Market Street

Philadelphia, PA 19103-7094

For shareholders

800 914-0278

For securities dealers

and financial institutions

representatives only

800 362-7500

Website

optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Forms N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedules of Investments included in the Funds’ most recent Forms N-Q are available without charge (i) upon request, by calling 800 914-0278; (ii) on the Funds’ website at optimummutualfunds.com; and (iii) on the SEC’s website at sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds. com; and (ii) on the SEC’s website at sec. gov.

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(14463)
AR-901 20435 [5/15]	Printed in the USA

Item 2. Code of Ethics

       The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com/optimum-funds. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

       The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

       a. An understanding of generally accepted accounting principles and financial statements;

       b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

       c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

       d. An understanding of internal controls and procedures for financial reporting; and

       e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

       a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

       b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

       c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

       d. Other relevant experience.

       The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

       The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

       Robert J. Christian
       Robert A. Rudell
       Jon E. Socolofsky

Item 4. Principal Accountant Fees and Services

       (a) Audit fees.

       The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $144,200 for the fiscal year ended March 31, 2015.

       The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $140,000 for the fiscal year ended March 31, 2014.

       (b) Audit-related fees.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2015.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $612,000 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; reporting up and subsidiary statutory audits.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2014.

       The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

       (c) Tax fees.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $28,325 for the fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $27,500 for the fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

       The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014.

       (d) All other fees.

       The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2015.

       The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2015. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

       The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2014.

       The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

       (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

       Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

       The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

       (f) Not applicable.

       (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,530,526 and $8,090,937 for the registrant’s fiscal years ended March 31, 2015 and March 31, 2014, respectively.

       (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

       Not applicable.

Item 6. Investments

       (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

       (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

       Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

       Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

       Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

       Not applicable.

Item 11. Controls and Procedures

       The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

             Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

             Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

/s/ ROGER A. EARLY
By:	Roger A. Early
Title:	Chief Executive Officer
Date:	June 5, 2015

       Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ ROGER A. EARLY
By:	Roger A. Early
Title:	Chief Executive Officer
Date:	June 5, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 5, 2015